                      GT GLOBAL LATIN AMERICA GROWTH FUND
                        GT GLOBAL EMERGING MARKETS FUND

                          PROSPECTUS -- MARCH 1, 1995
                           AS REVISED JANUARY 5, 1996
--------------------------------------------------------------------------------

GT Global Emerging Markets Fund ("Emerging Markets Fund") is a mutual fund, organized as a diversified series of G.T. Investment Funds, Inc., seeking long-term growth of capital. The Emerging Markets Fund primarily invests in equity securities of companies in emerging markets. GT Global Latin America Growth Fund ("Latin America Growth Fund") is a mutual fund, organized as a non-diversified series of G.T. Investment Funds, Inc., that seeks capital appreciation by investing at least 65% of its total assets in securities of a broad range of Latin American issuers, including common stock and other equity securities, as well as debt securities.

The Funds' investment manager, LGT Asset Management, Inc. ("LGT Asset Management"), formerly G.T. Capital Management, Inc., and its worldwide affiliates, are part of Liechtenstein Global Trust, formerly BIL GT Group Limited, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust. LGT Asset Management attempts to identify countries and industries where economic and political factors, including currency movements, are likely to produce above average growth rates, and to identify companies within such countries and industries that are best positioned to benefit from these factors. There can be no assurance that the Funds will achieve their investment objectives.

The Funds may invest significantly in lower quality and unrated foreign government bonds whose credit quality is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in either Fund.

THE FUNDS ARE INVESTMENT COMPANIES DESIGNED FOR LONG TERM INVESTORS AND NOT AS TRADING VEHICLES. THE FUNDS DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR ARE THE FUNDS SUITABLE FOR ALL INVESTORS. AN INVESTMENT IN EITHER FUND SHOULD BE CONSIDERED SPECULATIVE AND SUBJECT TO SPECIAL RISK FACTORS, RELATED PRIMARILY TO THE FUNDS' INVESTMENTS IN EMERGING MARKETS AND LATIN AMERICA, RESPECTIVELY, WHICH FACTORS SHOULD BE REVIEWED CAREFULLY BY POTENTIAL INVESTORS.

PROSPECTIVE WISCONSIN INVESTORS SHOULD NOTE THAT THE EMERGING MARKETS FUND MAY
(I) INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES AND (II) MAKE SHORT SALES OF SECURITIES. THESE INVESTMENT ACTIVITIES MAY BE CONSIDERED SPECULATIVE AND MAY INVOLVE GREATER RISK AND MAY INCREASE EMERGING MARKETS FUND EXPENSES.

This Prospectus sets forth concisely the information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information for each Fund dated March 1, 1995, as revised January 5, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference. The Statement of Additional Information, which may be amended or supplemented from time to time, is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111, or calling (800) 824-1580.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL RESERVE BOARD, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

An investment in one or both of the Funds offers the following advantages:

/ / Access to Securities Markets Around the World

/ / Professional Management by a Leading Manager with Offices in the World's
    Major Markets

/ / Low $500 Minimum Investment

/ / Alternative Purchase Plan

/ / Automatic Dividend and Other Distribution Reinvestment at no Additional
    Sales Charge

/ / Exchange Privileges with the Corresponding Classes of the Other GT Global
    Mutual Funds

/ / Reduced Sales Charge Plans

/ / Dollar Cost Averaging Program

/ / Automatic Investment Plan

/ / Systematic Withdrawal Plan

FOR FURTHER INFORMATION CONTACT (800) 824-1580 OR YOUR STOCKBROKER.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES  COMMISSION,  NOR   HAS
   THE   SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
     COMMISSION PASSED  ON THE  ACCURACY OR  ADEQUACY OF  THIS  PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................         10
Alternative Purchase Plan.................................................................         12
Investment Objectives and Policies........................................................         13
Risk Factors..............................................................................         22
How to Invest.............................................................................         27
How to Make Exchanges.....................................................................         33
How to Redeem Shares......................................................................         34
Shareholder Account Manual................................................................         36
Calculation of Net Asset Value............................................................         37
Dividends, Other Distributions and Federal Income Taxation................................         37
Management................................................................................         39
Other Information.........................................................................         43

                               Prospectus Page 2

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY

--------------------------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objectives:         The  Emerging  Markets  Fund  seeks  long-term  growth  of capital
                               The Latin America Growth Fund seeks capital appreciation
Principal Investments:         The Emerging Markets  Fund normally  invests at least  65% of  its total assets in equity securities of companies in emerging markets
                               The Latin America Growth Fund normally invests at least 65% of its total  assets  in  equity  and  debt  securities  issued  by Latin
                               American companies and governments
Investment Manager:            LGT Asset  Management,  part  of  Liechtenstein  Global  Trust,  a provider  of global asset management  and private banking products and services to individual  and institutional investors  entrusted with approximately $45 billion in total assets
Alternative Purchase Plan:     Investors  may select Class  A or Class B  shares, each subject to different expenses and a different sales charge structure
  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum is 4.75% of public offering price) and subject to service and distribution fees at the annualized rate of up to 0.50% of the average daily net assets of the Class A shares of Emerging Markets
                               Fund and Latin America Growth Fund
  Class B Shares:              Offered  at net asset  value (a maximum  contingent deferred sales charge of 5% of the lesser of  the shares' net asset value or  the original  purchase price  is imposed  on certain  redemptions made within six years of date of  purchase) and subject to service  and distribution  fees at  the annualized rate  of up to  1.00% of the average daily net assets of the Class B shares of each Fund
Shares Available Through:      Most brokerage firms  nationwide, or directly  through the  Funds'
                               distributor
Exchange Privileges:           Shares  of a class of either Fund may be exchanged without a sales charge for shares of  the corresponding class  of other GT  Global
                               Mutual  Funds, which are  open-end management investment companies advised and/or administered by LGT Asset Management and registered with the Securities and Exchange Commission
Dividends and Other Distribu-
  tions:                       Dividends paid annually from  available net investment income  and realized  net short-term  capital gains;  other distributions paid annually from realized net capital gain and net gains from foreign currency transactions, if any
Reinvestment:                  Distributions may be  reinvested automatically in  Fund shares  of the  distributing class or in shares of the corresponding class of other GT Global Mutual Funds without a sales charge
First Purchase:                $500 minimum ($100 for IRAs and reduced amounts for certain  other retirement plans)
Subsequent Purchases:          $100  minimum (reduced amounts  for individual retirement accounts
                               ("IRAs") and certain other retirement plans)
Net Asset Values:              Class A  and  B  shares of  each  Fund  are quoted  daily  in  the financial section of most newspapers
Other Features:
  Class A Shares               Letter of Intent                  Dollar Cost Averaging Program
                               Quantity Discounts                Systematic Withdrawal Plan
                               Right of Accumulation             Automatic Investment Plan
                               Reinstatement Privilege
  Class B Shares               Reinstatement Privilege           Automatic Investment Plan
                               Dollar Cost Averaging Program     Systematic Withdrawal Plan

                               Prospectus Page 3

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

THE FUNDS. The GT Global Emerging Markets Fund is a diversified mutual fund and the GT Global Latin America Growth Fund is a non-diversified mutual fund, both organized as series of G.T. Investment Funds, Inc. ("Company"), a registered open-end investment management company. Shares of common stock of the Funds are available through broker/dealers that have entered into agreements to sell shares with the Funds' distributor, GT Global, Inc. ("GT Global"). Shares also may be acquired directly through the Funds' distributor or through exchanges of shares of the other GT Global Mutual Funds. See "How to Invest" and "Shareholder Account Manual." Shares may be redeemed either through broker/dealers or GT Global Investor Services, Inc. ("Transfer Agent"). See "How to Redeem Shares" and "Shareholder Account Manual."

INVESTMENT MANAGER AND ADMINISTRATOR. LGT Asset Management is the Funds' investment manager and administrator. LGT Asset Management provides investment management or administrative services to all of the GT Global Mutual Funds as well as other institutional, corporate and individual clients. LGT Asset Management and its worldwide asset management affiliates maintain fully-staffed investment offices in San Francisco, London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. LGT Asset Management is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion. The companies comprising Liechtenstein Global Trust are indirect subsidiaries of the Prince of Liechtenstein Foundation. See "Management."

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS.

EMERGING MARKETS FUND: The Emerging Markets Fund seeks long-term growth of capital. It normally invests at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund considers emerging markets to include all the world's countries except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. See "Investment Objectives and Policies" for a list of the emerging markets in which the Emerging Markets Fund will consider investing for purposes of this 65% policy. The Emerging Markets Fund may invest in the following types of equity securities: common stocks, preferred stocks, securities convertible into such stocks and rights and warrants to acquire such securities.

Consistent with its investment objective, the Emerging Markets Fund may invest up to 35% of its total assets in a combination of: (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not specifically listed in this Prospectus where investing may become feasible and desirable subsequent to the date of this Prospectus; and (iv) cash and money market instruments.

The Emerging Markets Fund may invest up to 20% of its total assets in debt securities rated below investment grade, and additionally may invest up to 15% of its net assets in illiquid securities.

For temporary defensive purposes, the Emerging Markets Fund may hold cash (U.S. dollars or foreign currencies) and/or invest any portion of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Emerging Markets Fund also may hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from sales of Emerging Markets Fund shares, or to meet its ordinary daily cash needs.

See "Investment Objectives and Policies" in the body of the Prospectus for a more complete discussion of the Emerging Markets Fund's investment policies.

RISK FACTORS: EMERGING MARKETS FUND. There is no assurance that the Emerging Markets Fund will achieve its investment objective. The Emerging

                               Prospectus Page 4

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
Markets Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions, expressed in U.S. dollars.

Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates affect the Emerging Markets Fund's net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Each of these risks generally is greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in the Emerging Markets Fund should be considered speculative. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by the Emerging Markets Fund in connection with investments in such countries. See "Risk Factors."

Investment by the Emerging Markets Fund in debt securities rated below investment grade involves a high degree of risk. Certain of such investments may be regarded as speculative. See "Risk Factors."

LATIN AMERICA GROWTH FUND: The Latin America Growth Fund's investment objective is capital appreciation. The Latin America Growth Fund normally invests at least 65% of its total assets in securities of a broad range of Latin American issuers. Under current market conditions, the Latin America Growth Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. However, the Latin America Growth Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of new sales of Fund shares.

Although investment opportunities in certain Latin American countries currently may be limited, LGT Asset Management believes that the potential for investment opportunities and capital appreciation in such countries is likely to be substantial. Though the Latin America Growth Fund may invest throughout Latin America, the Latin America Growth Fund intends to focus its investments in Mexico, Chile, Brazil and Argentina, which have the most developed capital markets in Latin America. The amount invested in any one of these four countries will vary depending on economic and other market conditions and the regulatory environment with respect to that country. From time to time, a significant portion of the Latin America Growth Fund's assets may be invested in any one of them.

In selecting securities for the Latin America Growth Fund, LGT Asset Management attempts to identify those countries and industries where economic and political factors are likely to produce above-average growth, and then selects those investments within the countries and industries so identified that in LGT Asset Management's view are best positioned and managed to take advantage of such factors. See "Investment Objectives and Policies" and "Risk Factors." Under normal market conditions, the Latin America Growth Fund expects that a majority of its investment portfolio will be comprised of equity securities. Equity securities in which the Latin America Growth Fund may invest include common stocks, preferred stocks and warrants to acquire such securities. Under normal circumstances, the Latin America Growth Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers.

The portion of the Latin America Growth Fund's assets not invested in equity securities may be invested in corporate and government debt securities and in money market securities (as defined herein). The Latin America Growth Fund may seek capital appreciation through investment in such debt securities, which would occur through favorable changes in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of capital appreciation.

In particular, the Latin America Growth Fund normally may invest up to 50% of its total assets in

                               Prospectus Page 5

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
external debt obligations issued or guaranteed by Latin American governments or governmental entities. External debt obligations are those in which a foreign entity or individual extends credit to a Latin American borrower. In addition, the Latin America Growth Fund may hold and trade certain debt securities issued by Latin American governments ("Sovereign Debt"), including those that are or may become eligible for conversion into investments in Latin American enterprises under debt conversion programs sponsored by various Latin American countries, or may convert such debt into equity or other investments under debt conversion programs. See "Investment Objectives and Policies" and "Risk Factors."

The Fund may invest in certain money market securities (as defined herein) for the purpose of generating income to defray Latin America Growth Fund expenses, for temporary defensive purposes and pending investment in accordance with the Latin America Growth Fund's investment objective and policies.

RISK FACTORS: LATIN AMERICA GROWTH FUND. There is no assurance that the Latin America Growth Fund will achieve its investment objective. The Latin America Growth Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and in the rate of exchange between the currencies in which its positions are traded and the U.S. dollar. Because of the Latin America Growth Fund's policy of investing primarily in securities of foreign issuers, and specifically of Latin American issuers, an investment in the Latin America Growth Fund requires consideration of certain factors that are not typically associated with investing in securities of most U.S. issuers. Risk factors associated with investment in the Latin America Growth Fund include: (1) political, economic and certain other risks, such as expropriation, nationalization or confiscation of the Latin America Growth Fund's assets or the imposition of restrictions on foreign investment or the repatriation of capital invested; (2) religious, political and ethnic instability; (3) custodial, pricing and settlement issues; (4) the economic condition of Latin American countries; (5) non-uniform accounting, auditing and corporate disclosure standards and governmental regulation which may lead to less publicly available and less reliable information concerning Latin American issuers than is typically the case with respect to U.S. issuers; (6) less regulation of Latin American securities markets generally than is the case in the U.S.; (7) currency fluctuations; (8) the risk of currency devaluation; (9) high levels of inflation; (10) smaller, less developed, less liquid and more volatile markets than the major U.S. securities markets; and (11) the imposition of foreign withholding taxes on the investment income and trading profits of the Latin America Growth Fund.

Trading in Sovereign Debt involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign Debt in which the Latin America Growth Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies (and as low as securities rated C by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")). As a result, Sovereign Debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Latin America Growth Fund normally invests in a substantial number of issuers; however, the Fund's classification as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act") means that the Latin America Growth Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. As a result, its exposure to credit and market risks associated with each such issuer is increased. See "Risk Factors" and "Other Information."

EXPENSES. Each Fund pays LGT Asset Management investment management and administration fees, based on the average daily net assets of the Fund, at the annualized rate of .975% on the first

                               Prospectus Page 6

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
$500 million, .95% on the next $500 million, .925% on the next $500 million, and
 .90% on amounts thereafter. As the Fund's distributor, GT Global collects the sales charges imposed on purchases of Class A shares, and reallows all or a portion of such charges to broker/dealers that have made such sales. In addition, GT Global collects any contingent deferred sales charges that may be imposed on certain redemptions of Class A and on redemptions of Class B shares. GT Global also pays brokers and other financial institutions ongoing payments for servicing shareholder accounts and for sales efforts.

Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, with respect to its Class A shares, the Funds may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the respective Fund's Class A shares as reimbursement for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Funds' Class A shares, less any amounts paid by these Funds as the aforementioned service fee, for its expenditures incurred in providing services as distributor. Pursuant to a separate distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act with respect to its Class B shares, the Funds may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of its Class B shares as reimbursement for its expenditures incurred in providing services as distributor. Each Fund pays all its expenses not assumed by LGT Asset Management, GT Global or other agents. LGT Asset Management and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. See "Management."

                               Prospectus Page 7

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Emerging Markets Fund are reflected in the following tables+*:

                                                                                                        CLASS A      CLASS B
                                                                                                      -----------  -----------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases (as a % of offering price)......................................         4.75%       None
  Sales charges on reinvested distributions to shareholders.........................................      None           None
  Maximum contingent deferred sales charge..........................................................        None          5.00%
  Redemption charges................................................................................        None         None
  Exchange fees:
    -- On first four exchanges each year............................................................        None         None
    -- On each additional exchange..................................................................  $      7.50  $      7.50

ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees.....................................................         0.98%        0.98%
  12b-1 distribution and service fees...............................................................         0.50%        1.00%
  Other expenses....................................................................................         0.58%        0.58%
                                                                                                           -----        -----
Total Fund Operating Expenses.......................................................................         2.06%        2.56%
                                                                                                           -----        -----
                                                                                                           -----        -----

Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES*:

An investor directly or indirectly would have paid the following expenses at the end of the periods shown on a $1,000 investment, assuming a 5% annual return:

                                                                                                                        FIVE
                                                                                            ONE YEAR    THREE YEARS     YEARS
                                                                                              -----     -----------     -----
Class A Shares (1).......................................................................   $      68    $     109    $     153
Class B Shares
    Assuming a complete redemption at end of period (2)..................................          76          109          154
    Assuming no redemption...............................................................          26           79          134

                                                                                               TEN
                                                                                              YEARS
                                                                                              -----
Class A Shares (1).......................................................................   $     273
Class B Shares
    Assuming a complete redemption at end of period (2)..................................         286
    Assuming no redemption...............................................................         286

--------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable contingent deferred sales charge.

+ The Fund is authorized to offer Advisor Class shares to certain categories of investors. See "Alternative Purchase Plan." Advisor Class shares are not subject to a distribution or service fee. "Total Fund Operating Expenses" for Advisor Class shares are estimated to approximate 1.56% for the Emerging Markets Fund.

* THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. Expenses are based on the Fund's fiscal year ended October 31, 1994. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. "Other expenses" include custody, transfer agent, legal, audit and other expenses. "Other expenses" may be reduced to the extent that (i) certain broker/dealers executing the Fund's portfolio transactions pay all or a portion of the Fund's custodian fees or transfer agency expenses, or (ii) fees received in connection with the lending of portfolio securities are used to reduce custodian fees. These arrangements are not anticipated to materially increase brokerage commissions paid by the Fund. For the fiscal year ended October 31, 1994, without such reductions, "Other expenses" for the Fund would have been 0.60% for Class A shares and 0.60% for Class B shares. See "Management" herein and in the Statement of Additional Information for more information. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF FUTURE EXPENSES; THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The above tables and the assumption in the example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

                               Prospectus Page 8

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                     GT GLOBAL LATIN AMERICA GROWTH FUND**

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Latin America Growth Fund are reflected in the following tables+*:

                                                                                                         CLASS A      CLASS B
                                                                                                       -----------  -----------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares (as a % of offering price).............................        4.75%        None
  Sales charges on reinvested distributions to shareholders..........................................        None         None
  Maximum contingent deferred sales charges..........................................................        None         5.00 %
  Redemption charges.................................................................................        None         None
  Exchange fees:
      -- On first four exchanges each year...........................................................        None         None
      -- On each additional exchange.................................................................  $     7.50   $     7.50

ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees......................................................        0.97 %       0.97 %
  12b-1 distribution and service fees................................................................        0.50 %       1.00 %
  Other expenses.....................................................................................        0.57 %       0.57 %
                                                                                                            -----        -----
Total Fund Operating Expenses........................................................................        2.04 %       2.54 %
                                                                                                            -----        -----
                                                                                                            -----        -----

Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES*:

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                                            ONE YEAR    THREE YEARS  FIVE YEARS
                                                                                              -----     -----------     -----
Class A Shares (1).......................................................................   $      68    $     109    $     152
Class B Shares
    Assuming a complete redemption at end of period (2)..................................          75          108          153
    Assuming no redemption...............................................................          25           78          133

                                                                                            TEN YEARS
                                                                                              -----
Class A Shares (1).......................................................................   $     271
Class B Shares
    Assuming a complete redemption at end of period (2)..................................         284
    Assuming no redemption...............................................................         284

--------------

(1) Assumes payment of payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable contingent deferred sales charge.

+ The Fund is authorized to offer Advisor Class shares to certain categories of investors. See "Alternative Purchase Plan." Advisor Class shares are not subject to a distribution or service fee. "Total Fund Operating Expenses" for Advisor Class shares are estimated to approximate 1.54% for the Latin America Growth Fund.

* THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. Expenses are based on the Fund's fiscal year ending October 31, 1994. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. "Other expenses" include custody, transfer agent, legal, audit and other expenses. "Other expenses" may be reduced to the extent that (i) certain broker/dealers executing the Fund's portfolio transactions pay all or a portion of the Fund's custodian fees or transfer agency expenses, or (ii) fees received in connection with the lending of portfolio securities are used to reduced custodian fees. These arrangements are not anticipated to materially increase the brokerage commissions paid by the Fund. For the fiscal year ended October 31, 1994, without such reductions, "Other expenses" for the Fund would have been 0.57% for Class A shares and 0.57% for Class B shares. See "Management" herein and in the Statement of Additional Information for more information. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF FUTURE EXPENSES; THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

**  Formerly, the name of the Fund was G.T. Latin America Growth Fund.

                               Prospectus Page 9

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed information concerning income and capital changes for one share of each class of shares of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the fiscal year ended October 31, 1994, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                        GT GLOBAL EMERGING MARKETS FUND

                                                                                                  CLASS A++
                                                 CLASS B+                 ---------------------------------------------------------
                                    -----------------------------------                                            MAY 18, 1992
                                                        APRIL 1, 1993                                            (COMMENCEMENT OF
                                       YEAR ENDED             TO             YEAR ENDED         YEAR ENDED          OPERATIONS)
                                    OCTOBER 31, 1994   OCTOBER 31, 1993   OCTOBER 31, 1994   OCTOBER 31, 1993   TO OCTOBER 31, 1992
                                    ----------------   ----------------   ----------------   ----------------   -------------------
Per share operating performance:
Net asset value, beginning of
  year............................      $  14.39           $ 11.47            $  14.42           $  11.10             $ 11.43
                                    ----------------      --------        ----------------   ----------------        --------
Income from investment operations:
Net investment income (loss)......         (0.12)             0.00**             (0.02)              0.02*               0.07*
Net realized and unrealized gain
  (loss) on investments...........          4.67              2.92                4.68               3.38               (0.40)
                                    ----------------      --------        ----------------   ----------------        --------
Net increase (decrease) from
  investment operations...........          4.55              2.92                4.66               3.40               (0.33)
                                    ----------------      --------        ----------------   ----------------        --------
Distributions:
  Net investment income...........         (0.00)            (0.00)              (0.01)             (0.08)              (0.00)
  Net realized gain on
   investments....................         (0.26)            (0.00)              (0.26)             (0.00)              (0.00)
                                    ----------------      --------        ----------------   ----------------        --------
    Total distributions...........         (0.26)            (0.00)              (0.27)             (0.08)              (0.00)
                                    ----------------      --------        ----------------   ----------------        --------
Net asset value, end of year......      $  18.68           $ 14.39            $  18.81           $  14.42             $ 11.10
                                    ----------------      --------        ----------------   ----------------        --------
                                    ----------------      --------        ----------------   ----------------        --------
Total investment return (c).......         31.77%             25.5%(a)           32.58%              30.9%               (2.9)%(a)
                                    ----------------      --------        ----------------   ----------------        --------
                                    ----------------      --------        ----------------   ----------------        --------
Ratios and supplemental data:
Net assets, end of year (in
  000's)..........................      $291,289           $32,318            $417,322           $187,808             $84,558
Ratio of net investment income
  (loss) to average net assets....         (0.61)%            (0.4)%**(b)        (0.11)%              0.1%*               1.7%*(b)
Ratio of expenses to average net
  assets before expense
  reductions......................          2.58%                                 2.08%
Ratio of expenses to average net
  assets..........................          2.56%              2.9%**(b)          2.06%               2.4%*               2.4%*(b)
Portfolio turnover rate +++.......           100%               99%                100%                99%                 32%(b)

--------------

+   Commencing April 1, 1993, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by LGT Asset Management of Fund Class A shares operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992. Without such reimbursement, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, respectively.

** Includes reimbursement by LGT Asset Management of Fund Class B shares operating expenses of $0.02. Without such reimbursement, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76)%.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

                               Prospectus Page 10

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                                      CLASS B+
                                      -----------------------------------------
                                                               APRIL 1, 1993
                                          YEAR ENDED                TO
                                      OCTOBER 31, 1994(A)   OCTOBER 31, 1993(A)
                                      -------------------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..............................         $19.75                $16.26
                                         ----------              --------
Income from investment operations:
Net investment income (loss)........          (0.22)                (0.07)
Net realized and unrealized gain
  (loss) on investments.............           6.74                  3.56
                                         ----------              --------
Net increase (decrease) from
  investment operations.............           6.52                  3.49
                                         ----------              --------
Distributions:
  Net investment income.............          (0.18)                (0.00)
  Net realized gain on
   investments......................          (0.15)                (0.00)
                                         ----------              --------
    Total distributions.............          (0.33)                (0.00)
                                         ----------              --------
Net asset value, end of year........         $25.94                $19.75
                                         ----------              --------
                                         ----------              --------
Total investment return (d).........          33.33%                 21.5%(a)
                                         ----------              --------
                                         ----------              --------
Ratios and supplemental data:

Net assets, end of year (in
  000's)............................       $211,673               $13,576
Ratio of net investment income
  (loss) to average net assets......          (0.79)%                (0.7)%(c)
Ratio of expenses to average net
  assets before expense
  reductions........................           2.54%
Ratio of expenses to average
  net assets........................           2.54%                  2.9%(c)
Portfolio turnover rate +++.........            155%                  112%

                                                             CLASS A++
                                      --------------------------------------------------------
                                                                             AUGUST 13, 1991
                                                                              (COMMENCEMENT
                                            YEAR ENDED OCTOBER 31,            OF OPERATIONS)
                                      -----------------------------------     TO OCTOBER 31,
                                       1994(A)      1993(A)       1992             1991
                                      ----------   ----------   ---------   ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..............................      $19.78       $15.59      $16.45          $14.29
                                      ----------   ----------   ---------      ----------
Income from investment operations:
Net investment income (loss)........       (0.08)        0.18*       0.25*           0.01*
Net realized and unrealized gain
  (loss) on investments.............        6.75         5.21       (0.98)           2.15
                                      ----------   ----------   ---------      ----------
Net increase (decrease) from
  investment operations.............        6.67         5.39       (0.73)           2.16
                                      ----------   ----------   ---------      ----------
Distributions:
  Net investment income.............       (0.19)       (0.12)      (0.13)          (0.00)
  Net realized gain on
   investments......................       (0.15)       (1.08)      (0.00)          (0.00)
                                      ----------   ----------   ---------      ----------
    Total distributions.............       (0.34)       (1.20)      (0.13)          (0.00)
                                      ----------   ----------   ---------      ----------
Net asset value, end of year........      $26.11       $19.78      $15.59          $16.45
                                      ----------   ----------   ---------      ----------
                                      ----------   ----------   ---------      ----------
Total investment return (d).........       34.10%        37.1%       (4.5)%          15.1%(a)
                                      ----------   ----------   ---------      ----------
                                      ----------   ----------   ---------      ----------
Ratios and supplemental data:
Net assets, end of year (in
  000's)............................  $  336,960   $  129,280   $  94,085        $125,038
Ratio of net investment income
  (loss) to average net assets......       (0.29)%        1.3%*       1.3%*           1.2%*(b)
Ratio of expenses to average net
  assets before expense
  reductions........................        2.04%
Ratio of expenses to average
  net assets........................        2.04%         2.4%*       2.4%*           2.4%*(b)
Portfolio turnover rate +++.........         155%         112%        159%           none

------------------

+   Commencing April 1, 1993, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by LGT Asset Management of Fund Class A operating expenses of $0.02, $0.04 and $0.01 for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively. Without such reimbursements, the expense ratios for Class A would have been 2.49%, 2.62% and 3.42% and the ratios of net investment income to average net assets would have been 1.25%, 1.07% and 0.l5% for the years ended October 31, 1993 and 1992 and for the period from August 31, 1991 to October 31, 1991, respectively.

(a) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(b) Not annualized.

(c) Annualized.

(d) Total investment return does not include sales charges.

                               Prospectus Page 11

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           ALTERNATIVE PURCHASE PLAN

--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES. The primary distinction between the two classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of a Fund represent interests in the same portfolio of investments of that Fund and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution plan and has exclusive voting rights with respect to such plan, and each class has a separate exchange privilege. See "Management" and "How to Exchange Shares." Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that better suits their circumstances and objectives.

Dividends and other distributions paid by each Fund with respect to its Class A and Class B shares are calculated in the same manner and at the same time. The per share dividends on Class B shares of a Fund will be lower than the per share dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable with respect to Class B shares.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Purchases of $500,000 or more must be for Class A shares. Class A shares of the Funds also bear annual service and distribution fees of up to 0.50% of the average daily net assets of that class.

CLASS B SHARES. Class B shares are sold at net asset value with no initial sales charge at the time of purchase. Therefore, the entire amount of an investor's purchase payment is invested in a Fund. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and investors pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of such shares at the time of redemption. This deferred sales charge is waived for certain redemptions and is reduced for shares held more than one year. The higher service and distribution fees paid by the Class B shares of a Fund will cause that class to have a higher expense ratio and to pay lower dividends than Class A shares of the same Fund.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which class to purchase, investors should consider the foregoing factors as well as the following:

INTENDED HOLDING PERIOD. Over time, the cumulative expense of the 1.00% annual service and distribution fees on the Class B shares of a Fund will approximate or exceed the expense of the applicable 4.75% maximum initial sales charge plus the 0.50% service and distribution fees for the Funds on that Fund's Class A shares. For example, if net asset value remains constant, the Class B shares' service and distribution fees would be equal to the Class A shares' initial maximum sales charge and service and distribution fees approximately nine years after purchase. Thereafter, Class B shares will bear higher expenses. Investors who expect to maintain their investment in a Fund over the long-term but do not qualify for a reduced initial sales charge might elect the Class A initial sales charge alternative because over time the indirect expense to the shareholder of the accumulated service and distribution fees on the Class B shares will exceed the initial sales charge paid by the shareholder plus the indirect expense to the shareholder of the accumulated service and distribution fees of Class A shares. Class B investors, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on this additional invested amount would partially or wholly offset the higher annual expenses borne by Class B shares. Because the Funds' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

Finally, Class B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the annual Class B service and distribution fees, as compared with the cost of the applicable initial sales charge and annual service and distribution fees applicable to the Class A shares.

                               Prospectus Page 12

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

The "Hypothetical Example of Effect of Expenses" under "Prospectus Summary" shows for each Fund the cumulative expenses an investor would pay over time on a hypothetical investment in each class of each Fund's shares, assuming an annual return of 5%.

REDUCED SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under a Fund's reduced sales charge plans may be made at a reduced initial sales charge. Purchases of $500,000 or more must be for Class A shares. See "How to Invest" for a complete list of reduced sales charges applicable to Class A purchases.

WAIVER OF SALES CHARGES. The entire initial sales charge on Class A shares of a Fund may be waived for certain eligible purchasers and these purchasers' entire purchase price would be immediately invested in a Fund. The contingent deferred sales charge may be waived upon redemption of certain Class B shares. Investors eligible for complete initial sales charge waivers should purchase Class A shares. See "How to Invest" for a complete list of initial sales charge waivers applicable to Class A purchases and contingent deferred sales charge waivers applicable to Class B purchases. A 1% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed.

Investors should understand that the contingent deferred sales charge on the Class B shares and the initial sales charge on the Class A shares are both intended to compensate GT Global and selling broker/dealers for their distribution services. Broker/dealers may receive different levels of compensation for selling a particular class of Fund shares.

ADVISOR CLASS SHARES. Advisor Class shares may be offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account; (c) any account with assets of at least $25,000 if (i) such account is established under a "wrap fee" program, and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account; (d) accounts advised by one of the companies comprising or affiliated with Liechtenstein Global Trust; and (e) any of the companies comprising or affiliated with Liechtenstein Global Trust.

See "How to Invest," "How to Redeem Shares" and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A and Class B shares of each Fund and "Dividends, Other Distributions and Federal Income Taxation" and "Valuation of Shares" for other differences between these two classes.

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

The Emerging Markets Fund's investment objective is long-term growth of capital. Under normal circumstances, the Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock and rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. These securities may be listed on securities exchanges, traded in various over-the-counter ("OTC") markets, or have no organized market.

For purposes of the Emerging Markets Fund's operations, "emerging markets" will consist of all countries determined by LGT Asset Management to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most

                               Prospectus Page 13

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
countries located in Western Europe. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of all the countries which the Emerging Markets Fund does not consider to be emerging markets.

The Emerging Markets Fund will focus its investments in those emerging markets which LGT Asset Management believes have strongly developing economies and in which the markets are becoming more sophisticated. For purposes of the Emerging Markets Fund's policy of normally investing at least 65% of its total assets in equity securities of issuers in emerging markets, the Emerging Markets Fund will consider investment in the following emerging markets:

    Argentina           Malaysia
    Bolivia             Mauritius
    Botswana            Mexico
    Brazil              Morocco
    Chile               Nigeria
    China               Pakistan
    Colombia            Peru
    Cyprus              Philippines
    Czech Republic      Poland
    Ecuador             Portugal
    Egypt               Singapore
    Ghana               Slovakia
    Greece              Slovak Republic
    Hong Kong           South Korea
    Hungary             Sri Lanka
    India               Swaziland
    Indonesia           Taiwan
    Israel              Thailand
    Jamaica             Turkey
    Jordan              Uruguay
    Kenya               Venezuela
                        Zimbabwe

Although the Emerging Markets Fund considers each of the above-listed countries eligible for investment pursuant to the above described 65% of total assets investment policy, the Emerging Markets Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Emerging Markets Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus, a company in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

In managing the Emerging Markets Fund, LGT Asset Management seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. LGT Asset Management then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Emerging Markets Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets. The Emerging Markets Fund may invest up to 15% of its net assets in illiquid securities.

Under normal circumstances, the Emerging Markets Fund may invest up to 35% of its total assets in a combination of (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets above, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and (iv) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, LGT Asset Management will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer.

INVESTMENTS IN DEBT SECURITIES. Capital appreciation in debt securities in which the Emerging Markets Fund invests may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Emerging Markets Fund is incidental to the Emerging Markets Fund's objective of long-term growth of capital.

The Emerging Markets Fund may invest in debt securities of both governmental and corporate issuers in emerging markets. Emerging market debt securities often are rated below investment grade. "Investment grade" debt securities are those rated within the four highest ratings categories of S&P or Moody's or, if unrated, determined by LGT Asset Management to be of comparable quality. Securities rated BBB by S&P and Baa by Moody's

                               Prospectus Page 14

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
are investment grade debt securities but are considered to have speculative characteristics. Many emerging market debt securities are not rated by U.S. ratings agencies. The Emerging Markets Fund may also use instruments (including forward contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

The Emerging Markets Fund will not invest more than 20% of its total assets in debt securities rated below investment grade. Investment in non-investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors" for a more complete discussion.

If the rating of any of the Emerging Markets Fund's investments drops below a minimum rating considered acceptable by LGT Asset Management for investment by the Emerging Markets Fund, the Fund will dispose of any such security as soon as practicable and consistent with the best interests of the Emerging Markets Fund and its shareholders.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Emerging Markets Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, The Emerging Markets Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The Emerging Markets Fund does not intend to invest in such investment companies unless, in the judgment of LGT Asset Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Emerging Markets Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Emerging Markets Fund would continue to pay its own management fees and other expenses.
TEMPORARY DEFENSIVE STRATEGIES. The Emerging Markets Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, LGT Asset Management may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market conditions. Pursuant to such a defensive strategy, the Emerging Markets Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Emerging Markets Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Emerging Markets Fund adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

In addition, pending investment of proceeds from new sales of Emerging Markets Fund shares or to meet ordinary daily cash needs, the Emerging Markets Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

The Emerging Markets Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Emerging Markets Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's or, if unrated, determined by LGT Asset

                               Prospectus Page 15
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Management to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

BORROWING. It is a fundamental policy of the Emerging Markets Fund that it may borrow an amount up to 33 1/3% of its total assets in order to meet redemption requests. Borrowing may cause greater fluctuation in the value of Emerging Markets Fund shares than would be the case if the Emerging Markets Fund did not borrow, but also may enable the Emerging Markets Fund to retain favorable securities positions rather than liquidating such positions to meet redemptions. The Emerging Markets Fund will not borrow to leverage its portfolio. It is a nonfundamental policy of the Emerging Markets Fund that it will not purchase securities during times when outstanding borrowings represent 5% or more of its total assets.

SECURITIES LENDING. The Emerging Markets Fund is authorized to make loans of its portfolio securities to broker/dealers or to other institutional investors. At all times a loan is outstanding, the Emerging Markets Fund requires the borrower to maintain with the Emerging Markets Fund's custodian collateral consisting of cash, U.S. government securities or other liquid, high grade debt securities at least equal to the value of the borrowed securities, plus any accrued interest. The Emerging Markets Fund will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. The Emerging Markets Fund will limit its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially.

                           LATIN AMERICA GROWTH FUND

The Latin America Growth Fund's investment objective is capital appreciation. The Latin America Growth Fund normally invests at least 65% of its total assets in a broad range of securities of Latin American issuers. Though the Latin America Growth Fund may invest throughout Latin America, under current market conditions the Latin America Growth Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil and Argentina.

Consistent with its investment objective and policies, the Latin America Growth Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. These securities may be listed on securities exchanges, traded in various OTC markets or have no organized market.

The Latin America Growth Fund will purchase equity and debt securities in seeking its objective of capital appreciation. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the credit-worthiness of issuers. The receipt of income from such debt securities is incidental to the Latin America Growth Fund's objective of capital appreciation.

The Latin America Growth Fund defines securities of Latin American issuers as the following: (a) securities of companies organized under the laws of, or with a principal office located in a Latin American country or for which the principal trading market is in Latin America; (b) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (c) dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; (d) securities of companies that derive at least 50% of their revenues from either goods or services produced in Latin America or sales made in Latin America; and
(e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, the Latin America Growth Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities. For purposes of this Prospectus, unless otherwise indicated, the Latin America Growth Fund defines Latin America to consist of the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican

                               Prospectus Page 16
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

ALLOCATION OF THE LATIN AMERICA GROWTH FUND'S INVESTMENTS. The extent of the Latin America Growth Fund's holdings in any Latin American country will vary from time to time, based upon LGT Asset Management's judgment as to where the greatest investment opportunities then lie. In allocating investments among the various Latin American markets, LGT Asset Management looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. The Latin America Growth Fund intends to focus its investments in securities in Mexico, Chile, Brazil and Argentina, which currently have the most developed capital markets in Latin America. The Latin America Growth Fund may invest more than 25% of its total assets in any of these four countries but does not expect to invest more than 50% of its total assets in any one country.

The portion of the Latin America Growth Fund's total assets invested directly in Chile may be less than the portions invested in other Latin American countries, particularly Mexico, because, at present, with limited exceptions, capital invested directly in Chile normally cannot be repatriated for at least one year. In addition, repatriation restrictions apply to investments made under the debt conversion programs in some countries.

Normally, the Latin America Growth Fund will invest a majority of its assets in equity securities. The percentage distribution between equity and debt will vary from country to country. The following factors, among others, will influence the proportion of the Latin America Growth Fund's assets to be invested in equity versus debt: level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade.

Under normal circumstances, the Latin America Growth Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issuers, LGT Asset Management will consider, among other things, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Latin America Growth Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. For example, due to Chile's current investment restrictions, the Latin America Growth Fund intends initially to limit most of its Chilean investments to indirect investments through American Depositary Receipts ("ADRs") and established Chilean investment companies, the shares of which are not subject to repatriation restrictions. Accordingly, as a result of the current limitations on investment by the Latin America Growth Fund in securities of other investment companies described below, the Fund's investment in Chile would not likely exceed 15% of its total assets.

INVESTMENTS IN DEBT SECURITIES. Under normal circumstances, the Latin America Growth Fund may invest up to 50% of its total assets in debt securities. There is no limitation on the percentage of the Latin America Growth Fund's assets which may be invested in debt securities which are rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, are deemed by LGT Asset Management to be of comparable quality. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Most debt securities in which the Latin America Growth Fund will invest are not rated; if rated, it is expected that such ratings would be below investment grade. However, the Latin America Growth Fund will not invest in debt securities that are in default in payment as to principal or interest. See "Risk Factors -- Risks Associated with Debt Securities." The Latin America Growth Fund may also use instruments (including forward contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

                               Prospectus Page 17
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

During 1990, the Mexican external debt markets experienced significant changes with the completion of the "Brady Plan" restructurings in those markets. The restructurings provided for the exchange of loans and cash for newly issued bonds ("Brady Bonds"). Brady Bonds fall into two categories: collateralized Brady Bonds and bearer Brady Bonds. Both types of Brady Bonds are issued in various currencies, primarily the U.S. dollar. Brady Bonds are actively traded in the OTC secondary market for Latin American debt. U.S. dollar-denominated collateralized bonds, which may be fixed par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury Zero Coupon bonds having the same maturity. At least one year of rolling interest payments are collateralized by cash or other investments. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, Philippines, Poland, Uruguay, Venezuela and are expected to be issued by Ecuador and other emerging market countries. Approximately $136 billion in principal amount of Brady Bonds are outstanding, the largest proportion having been issued by Brazil and Argentina. Brady Bonds issued by Brazil and Argentina currently are rated below investment grade.

INVESTMENT IN OTHER INVESTMENT COMPANIES
OR VEHICLES. Under the 1940 Act, the Latin America Growth Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, or acquire up to 3% of the voting stock of any one investment company. Investment in other investment companies or vehicles may be the most practical or only manner in which the Latin America Growth Fund can participate in certain Latin American securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the 1940 Act and market availability. There can be no assurance that vehicles for investing in certain Latin American countries will be available for investment, particularly in the early stages of the Latin America Growth Fund's operations. The Latin America Growth Fund does not intend to invest in such vehicles or funds unless, in the judgment of LGT Asset Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Latin America Growth Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Latin America Growth Fund would continue to pay its own management fees and other expenses.

TEMPORARY DEFENSIVE STRATEGIES. The Latin America Growth Fund may hold cash (U.S. dollars, foreign currencies, multinational units) and/or invest up to 100% of its total assets in money market securities (as defined herein) to generate income to defray Latin America Growth Fund expenses, for temporary defensive purposes and pending investment in accordance with the Latin America Growth Fund's investment objective and policies. In addition, the Latin America Growth Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of sales of new shares of the Fund. The Latin America Growth Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting Latin American markets, LGT Asset Management determines that opportunities for capital appreciation in those markets would be significantly limited over an extended period, or that investing in those markets presents undue risk of loss.

Money market securities are defined as short-term debt securities (less than 12 months to maturity) denominated in U.S. dollars or in the currency of any Latin American country, which consist of: (a) obligations issued or guaranteed by (i) the U.S. government or the government of a Latin American country, their agencies or instrumentalities, or municipalities or (ii) international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (b) finance company obligations, corporate commercial paper and other short-term commercial obligations; (c) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Latin America Growth Fund may not invest more than 25% of its total assets in bank securities; (d) repurchase agreements with respect to the foregoing; and (e) other substantially similar short-term debt securities with comparable risk characteristics.

The Latin America Growth Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's. Such obligations are considered to have an acceptable capacity for timely repayment.

                               Prospectus Page 18
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
However, these securities may be more vulnerable to adverse effects or changes in circumstances than obligations carrying higher designations.

The banks whose obligations may be purchased by the Latin America Growth Fund and the banks and broker/dealers with whom the Latin America Growth Fund may enter into repurchase agreements (as defined below) include any member bank of the Federal Reserve System, and any broker/ dealer or any foreign bank whose creditworthiness has been determined by LGT Asset Management, in accordance with guidelines approved by the Company's Board of Directors, to be at least equal to that of issuers of commercial paper that the Latin America Growth Fund may purchase, as described above. LGT Asset Management will review and monitor the creditworthiness of such institutions under the Board's general supervision. In this regard, LGT Asset Management will consider, among other factors, the capitalization of the institution, LGT Asset Management's prior dealings with the institution, any rating of the institution's senior long term debt by independent rating agencies and other factors LGT Asset Management deems appropriate.

ADDITIONAL INVESTMENT POLICIES OF EMERGING MARKETS FUND AND LATIN AMERICA GROWTH FUND

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Emerging Markets Fund or the Latin America Growth Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest separate from the coupon rate and maturity of the purchased security. The Latin America Growth Fund and the Emerging Markets Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Latin America Growth Fund or the Emerging Markets Fund would suffer a loss. The Latin America Growth Fund and the Emerging Markets Fund will enter into repurchase agreements only with banks and broker/ dealers believed by LGT Asset Management to present minimal credit risks in accordance with guidelines approved by the Company's Board of Directors. LGT Asset Management will review and monitor the creditworthiness of such institutions under the Board's general supervision. See "Investment Objectives and Policies -- Repurchase Agreements" in the Funds' Statements of Additional Information.

PRIVATIZATIONS. The governments in some emerging markets and Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). LGT Asset Management believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Emerging Markets Fund and Latin America Growth Fund in privatizations in appropriate circumstances. In certain emerging markets and Latin American countries, the ability of foreign entities such as the Emerging Markets Fund and Latin America Growth Fund to participate in privatizations may be limited by local law and/or the terms on which the Emerging Markets Fund and Latin America Growth Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that Latin American governments and governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Emerging Markets Fund and the Latin America Growth Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Emerging Markets Fund or the Latin America Growth Fund. If the Emerging Markets Fund or the Latin America Growth Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Emerging Markets Fund or the Latin America Growth Fund enters into a

                               Prospectus Page 19
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with that Fund's custodian bank and will be marked to market daily. There is a risk that the securities may not be delivered and that the Funds may incur a loss. The Emerging Markets and the Latin America Growth Fund also may enter into reverse repurchase agreements, although (i) the Emerging Markets Fund currently does not intend to do so and (ii) the Latin America Growth Fund may not enter into such agreements, with respect to more than 5% of its total assets.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. In seeking to protect against the effect of adverse changes in the financial markets in which the Emerging Markets Fund and the Latin America Growth Fund invests, or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Emerging Markets Fund and the Latin America Growth Fund, both Funds may use forward currency contracts, options on securities, options on indices, options on currencies, and futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund may enter into such instruments up to the full value of its portfolio assets. There can be no assurance that a Fund's risk management policies will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets and most Latin American markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, LGT Asset Management may not be able to effectively hedge its investment in such Latin American and emerging markets.

In addition, each Fund may purchase and sell put and call options on securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that LGT Asset Management intends to include in the Fund's portfolio. The Funds also may buy and sell put and call options on indices. Such index options serve to hedge against overall fluctuations in the securities markets or market sectors generally, rather than anticipated increases or decreases in the value of a particular security.

Further, the Funds may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or market sector decline that could adversely affect the Fund's portfolio. The Funds may also buy index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge against changes in the general level of interest rates.

The Emerging Markets Fund and the Latin America Growth Fund may write and purchase put and call options on securities, indices and currencies that are traded on recognized securities exchanges and on over-the-counter ("OTC") markets.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), have the effect of limiting the extent to which the Emerging Markets Fund and the Latin America Growth Fund may enter into forward contracts or futures contracts, or engage in options transactions. See "Taxes" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Emerging Markets Fund and the Latin America Growth Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Emerging Markets Fund and the Latin America Growth Fund may each enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Emerging Markets Fund or the Latin America Growth Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange

                               Prospectus Page 20
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
transaction related to the purchase or sale will be made. Further, when LGT Asset Management believes that a particular currency may decline compared to the U.S. dollar or another currency, the Emerging Markets Fund or the Latin America Growth Fund may enter into a forward contract to sell the currency LGT Asset Management expects to decline in an amount up to the value of that Fund's portfolio securities denominated in a foreign currency. The Emerging Markets Fund and the Latin America Growth Fund may also purchase put or call options on currencies, futures contracts on currencies and options on futures contracts on currencies to hedge against movements in exchange rates.

Although either Fund might not employ any of the foregoing strategies, its use of forward currency contracts, futures contracts, and options would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on LGT Asset Management's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Emerging Markets Fund and the Latin America Growth Fund invest; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions; and
(6) the possible need of a Fund to defer closing out of certain options, futures contracts and options thereon and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Federal Income Taxation" herein and "Taxes" in the Statement of Additional Information. If LGT Asset Management incorrectly forecasts securities market movements, currency exchange rates or interest rates in utilizing a strategy for a Fund, it would be in a better position if it had not hedged at all. The Emerging Markets Fund and the Latin America Growth Fund may each also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

                               Prospectus Page 21
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                  RISK FACTORS

--------------------------------------------------------------------------------

EMERGING MARKETS FUND. The Emerging Markets Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. There is no assurance that the Emerging Markets Fund will achieve its investment objective.

LGT Asset Management believes that the issuers of securities in emerging markets often have sales and earnings growth rates which exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation. Accordingly, LGT Asset Management believes that the Emerging Markets Fund's policy of investing in equity securities in emerging markets may enable the Emerging Markets Fund to achieve results superior to those produced by mutual funds with similar objectives to those of the Emerging Markets Fund that invest solely in equity securities of issuers domiciled in the U.S. and/or in other developed markets.

Nonetheless, investing in the Emerging Markets Fund entails a substantial degree of risk. Because of the special risks associated with investing in emerging markets, an investment in the Emerging Markets Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Emerging Markets Fund could lose its entire investment in that market.

Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The Emerging Markets Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different

                               Prospectus Page 22

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Emerging Markets Fund to make intended securities purchases due to settlement problems could cause the Emerging Markets Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Emerging Markets Fund due to subsequent declines in value of the portfolio security or, if the Emerging Markets Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Emerging Markets Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Emerging Markets Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Emerging Markets Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the naming of
Section 22(e) of the 1940 Act. During the period commencing from the Emerging Markets Fund's identification of such conditions until the date of any SEC action, the Emerging Markets Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

LATIN AMERICA GROWTH FUND. Pursuant to the 1940 Act, the Latin America Growth Fund's classification as a non-diversified investment company allows it, with respect to 50% of its assets, to invest more than 5% of its total assets in the securities of any issuer. Consequently, as the Latin America Growth Fund will be invested in the securities of a limited number of Latin American issuers, the performance of any single issuer may have a more significant effect upon the overall performance of the Latin America Growth Fund than if the Latin America Growth Fund was a diversified investment company.

The Latin America Growth Fund normally invests at least 65% of its total assets in the securities of Latin American issuers. Accordingly, an investment in the Latin America Growth Fund requires consideration of certain factors not typically associated with investing in most U.S. issuers.

Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Latin America Growth Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

Further, there is a risk that an emergency situation may arise in one or more Latin American markets as a result of which prices for portfolio securities in such markets may not be readily available. Accordingly, when the Latin America Growth Fund believes that circumstances dictate, it will follow the procedures as described above concerning the Emerging Markets Fund.

The Latin America Growth Fund may not invest more than 10% of its net assets in illiquid securities. The Latin America Growth Fund will treat any Latin American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with Latin American debt conversion programs that are restricted as to remittance of invested capital or

                               Prospectus Page 23

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
profits, as illiquid securities for purposes of this limitation. The Latin America Growth Fund will also treat repurchase agreements with maturities in excess of seven days as illiquid securities.

The Latin America Growth Fund invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Latin America Growth Fund's assets denominated in those currencies. Such changes will also affect the Latin America Growth Fund's income.

In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries.

Some Latin American countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Latin America Growth Fund's portfolio securities are denominated may have a detrimental impact on the Latin America Growth Fund.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments could adversely affect the assets of the Latin America Growth Fund held in particular Latin American countries. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Latin America Growth Fund at a higher rate than those imposed by other foreign countries. This may reduce the Latin America Growth Fund's investment income available for distribution to shareholders.
Companies in Latin America are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. There is substantially less publicly available information about Latin American companies and the governments of Latin American countries than there is about U.S. companies and the U.S. Government.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil is the largest debtor among developing countries, Mexico is the second largest and Argentina the third. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt.

Investment in Sovereign Debt involves a high degree of risk. The issuers or governmental authorities that control the repayment of Sovereign Debt may not be able or willing to make principal and/or interest payments when due in accordance with the terms of such debt. Investors should be aware that the Sovereign Debt instruments in which the Latin America Growth Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. A substantial portion of the Sovereign Debt in which the Fund will invest, including Brady Bonds, is issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.

The Latin America Growth Fund and LGT Asset Management believe that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises and other similar vehicles which are illiquid (collectively, "Special Situations") could enable the Latin America Growth Fund to achieve capital appreciation substantially exceeding the appreciation the Latin America Growth Fund would realize if it did not make such investments. However, in order to limit investment risk, the Latin America Growth Fund will invest no more than 5% of its total assets in Special Situations.

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Emerging Markets Fund or by the Latin America Growth Fund generally will vary inversely with market

                               Prospectus Page 24

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
interest rates. If interest rates in a market fall, the Funds' debt securities issued by governments or companies in that market ordinarily will rise. If market interest rates increase, however, the debt securities owned by the Funds in that market will be likely to decrease in value.

As discussed above, the Emerging Markets Fund may invest up to 20% of its total assets in debt securities rated below investment grade and the Latin America Growth Fund may invest up to 50% of its total assets in debt securities. Such investments involve a high degree of risk.

Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market and Latin American governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Funds. In addition, the Funds may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and either Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds' portfolios. The Funds may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

                               Prospectus Page 25

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

The Funds may also incur additional expenses to the extent either is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Funds may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging or Latin American markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging or Latin American markets in the event of default by the governments under commercial bank loan agreements.

LGT Asset Management attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

CURRENCY RISK. Since the Emerging Markets Fund and the Latin America Growth Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may hold foreign currencies, each Fund will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

OTHER INFORMATION. The Latin America Growth Fund's and Emerging Markets Fund's annual operating expenses, which are higher than those of many other investment companies of comparable size, are believed by each Fund's management to be comparable to expenses of other open-end management investment companies that invest primarily in the securities of countries in a single geographic region or regions.

The investment objective of the Latin America Growth Fund and of the Emerging Markets Fund may not be changed without the approval of a majority of the respective Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Latin America Growth Fund and the Emerging Markets Fund each have adopted certain investment limitations as fundamental policies which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Latin America Growth Fund's and the Emerging Markets Fund's investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies which may be changed by a vote of a majority of the Company's Board of Directors without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

                               Prospectus Page 26

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Each Fund is authorized to issue three classes of shares. Class A shares of the Funds are sold to investors subject to an initial sales charge, while Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses and a contingent deferred sales charge payable upon certain redemptions. The third class of shares of the Funds, the Advisor Class, may be offered through a separate prospectus only to certain investors. Investors known to be eligible to purchase Advisor Class shares will be sold only Advisor Class shares rather than any other class of shares offered by a Fund. See "Alternative Purchase Plan."

Orders received before the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Code and other tax-qualified employer-sponsored retirement accounts, if made under a systematic investment plan providing for monthly payments of at least that amount), and the minimum for additional purchases is $100 (with a $25 minimum for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. See "How to Invest -- Purchasing Class A Shares." The Funds and GT Global reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF A FUND. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH BROKER/DEALERS. Shares of the Funds may be purchased through broker/dealers with which GT Global has entered into dealer agreements. Orders received by such broker/dealers before the close of regular trading on the NYSE on a Business Day will be effected that day, provided that such order is transmitted to the Transfer Agent prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual."

Broker/dealers that do not have dealer agreements with GT Global also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Such a broker/ dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/ dealer that has a dealer agreement with GT Global or directly through GT Global.

PURCHASES THROUGH THE DISTRIBUTOR. Investors may purchase shares and open an account directly through GT Global, each Fund's distributor, by completing and signing the Account Application located at the end of this Prospectus. Investors should mail to the Transfer Agent the completed Account Application indicating the class of shares together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by such an application.

Investors also may purchase shares of the Funds through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. Accordingly, a bank wire received by the close of regular trading on the NYSE, on a Business Day, will be effected that day. A wire investment is considered received when the Transfer Agent is notified

                               Prospectus Page 27

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
that the bank wire has been credited to a Fund. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.
                           PURCHASING CLASS A SHARES

Each Fund's public offering price per Class A share is equal to the net asset value per share (see "Calculation of Net Asset Value") including any sales charge determined in accordance with the following schedule:

                       SALES CHARGE AS PERCENTAGE OF         DEALER
                                                         REALLOWANCE AS
AMOUNT OF PURCHASE     ------------------------------     PERCENTAGE OF
AT THE PUBLIC            OFFERING           NET           THE OFFERING
OFFERING PRICE             PRICE        INVESTMENT            PRICE
---------------------  -------------  ---------------  -------------------
Less than $50,000....          4.75%           4.99%              4.25%
$50,000 but less than
  $100,000...........          4.00%           4.17%              3.50%
$100,000 but less
  than $250,000......          3.00%           3.09%              2.75%
$250,000 but less
  than $500,000......          2.00%           2.04%              1.75%
$500,000 or
  more...............          0.00%           0.00%            *

--------------

* GT Global will pay the following commissions to broker/ dealers that initiate and are responsible for purchases of any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate brokerage commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker/dealer on behalf of a single client so that the broker/dealer's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.

All shares purchased pursuant to a sales charge waiver based on the aggregate purchase amount's equalling at least $500,000 will be subject to a contingent deferred sales charge for the first year after their purchase, as described under "Contingent Deferred Sales Charge -- Class A Shares," equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge on Class A shares. In some instances, GT Global may offer these reallowances only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/ dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933. These commissions may be paid to broker/dealers and other financial institutions that initiate purchases made pursuant to sales charge waivers (i) and (vii), described below under "Sales Charge Waivers -- Class A Shares."

The following purchases may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual Code Section 403(b) plan or single-participant Keogh-type plan (that is, a self-employed individual retirement plan ("Keogh Plan")). This also includes purchases made by a company controlled by such individual(s).

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code Section 401(k), and medical, life and disability insurance trusts) other than a plan described in "(a)" above.

Or

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 100 but less than 1,000 employees.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which LGT Asset Management serves as investment manager or administrator; employees or retired employees of the companies comprising Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings

                               Prospectus Page 28

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global) and the children, siblings and parents of such employees.

(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver equals at least $500,000, and further provided that such money is not eligible to be invested in the Advisor Class.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.

(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of Fund shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in Fund shares.

(xi) Accounts not eligible for the Advisor Class as to which a financial institution or broker/dealer charges on account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker/dealer within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. For a discussion of the federal income tax consequences of a reinstatement, see "Dividends, Other Distributions and Federal Income Taxation -- Taxes."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their brokers or the Transfer Agent.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the amount equal to the total purchase price of the investor's concurrent purchases of the other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the current public offering price of all shares of GT Global Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their brokers, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in Class A shares of the Funds and the Class A shares of other GT Global Mutual Funds (other than GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than GT Global Dollar Fund), the prior purchase may be

                               Prospectus Page 29

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

Investors should be aware that either Fund may, in the future, suspend the offering of its shares although not for previously established LOIs. The Latin America Growth Fund has previously suspended the offering of its shares. If all ongoing sales of either Fund shares are suspended, however, an LOI executed in connection with the offering of that Fund's shares may continue to be completed by the purchase of shares of one or more other GT Global Mutual Funds (other than GT Global Dollar Fund).

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualification for such treatment. THE FOREGOING LETTER OF INTENT WILL APPLY ONLY TO CLASS A SHARES OF THE FUNDS, AND CLASS A SHARES OF OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND). THE VALUE OF CLASS B SHARES OF ANY GT GLOBAL MUTUAL FUND WILL NOT BE COUNTED TOWARD THE FULFILLMENT OF AN LOI.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without an initial sales charge. Purchases of Class A shares of two or more GT Global Mutual Funds (other than GT Global Dollar Fund) may be combined for this purpose, and the right of accumulation also applies to such purchases. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more within one year after the date of purchase, a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such shares purchased for at least $500,000 without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below are applied to redemptions of Class A shares upon which a contingent deferred sales charge is imposed. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           PURCHASING CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Since the Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(1) reinvestment of dividends or capital gain distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no

                               Prospectus Page 30

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
charge is imposed on increases in net asset value above the original purchase price:

                                  CONTINGENT DEFERRED SALES
                                CHARGE AS A PERCENTAGE OF THE
                                LESSER OF NET ASSET VALUE AT
                                         REDEMPTION
                                       OR THE ORIGINAL
      REDEMPTION DURING                PURCHASE PRICE
------------------------------  -----------------------------
1st Year Since Purchase.......                    5%
2nd Year Since Purchase.......                    4%
3rd Year Since Purchase.......                    3%
4th Year Since Purchase.......                    3%
5th Year Since Purchase.......                    2%
6th year Since Purchase.......                    1%
Thereafter....................                    0%

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the cost of shares purchased seven years or more prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be sold without a contingent deferred sales charge. The number of shares needed to fund the remaining $335.00 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10.00 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10.00 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any contingent deferred sales charge will be paid to GT Global.

                           CONTINGENT DEFERRED SALES
                                 CHARGE WAIVERS
The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with each Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually. In addition, the contingent deferred sales charge will be waived in the following circumstances:
(1) total or partial redemptions made within one year following the death or disability of a shareholder; (2) minimum required distributions made in connection with a GT Global IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;
(4) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (5) a one-time reinvestment in Class B shares of the Fund within 180 days of a prior redemption; (6) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (7) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, which are permitted to be made without penalty pursuant to the Code (other than tax-free rollovers or transfers of asset) and the proceeds of which are reinvested in Fund shares; (8) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (9) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (10) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder; (11) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code of the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (12) redemptions made in connection with a distribution (from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code) to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation section 1.401(k)-1(d)(2); and (13) redemptions made by or for the benefit of

                               Prospectus Page 31

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

                         PROGRAMS APPLICABLE TO CLASS A
                               AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of the Emerging Markets Fund or Latin America Growth Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more (or $25 for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in either the Emerging Markets Fund or Latin America Growth Fund. Investors should be aware that the Emerging Markets Fund or Latin America Growth Fund may suspend the offering of its shares in the future, although not the previously established Automatic Investment Plans. If a suspension of all sales is made, automatic investments will not be accepted until the offering is recommenced. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Funds in cash. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their broker/dealers or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is a systematic, disciplined investment method through which a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. The GT Global Dollar Cost Averaging Program provides a convenient means for investors to use this method to purchase either Class A or Class B shares of the GT Global Mutual Funds. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases through periods of low price levels.

A participant in the GT Global Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. Investors should be aware that the Emerging Markets Fund or Latin America Growth Fund may suspend the offering of its shares in the future, although not for shareholders who are participants in the GT Global Dollar Cost Averaging Program at that time. If a suspension of all sales is made, the Funds will not accept Monthly Investments. For more information about the GT Global Dollar Cost Averaging Program, investors should consult their brokers or GT Global.

CERTIFICATES. In the interest of economy and convenience, physical certificates representing a Fund's shares will not be issued unless an investor submits a written request to the Transfer Agent, or unless the investor's broker/dealer requests that the Transfer Agent provide certificates. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

                               Prospectus Page 32

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of the Funds may be exchanged for shares of any other GT Global Mutual Funds, based on their respective net asset values, without imposition of any sales charges, provided that the registration remains identical. This exchange privilege is available only in those jurisdictions where the sale of GT Global Mutual Fund shares to be acquired may be legally made. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the contingent deferred sales charge, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation."

Other than the Funds, the GT Global Mutual Funds currently include:

      -- GT GLOBAL WORLDWIDE GROWTH FUND
      -- GT GLOBAL INTERNATIONAL GROWTH FUND
      -- GT GLOBAL HEALTH CARE FUND
      -- GT GLOBAL TELECOMMUNICATIONS FUND
      -- GT GLOBAL FINANCIAL SERVICES FUND
      -- GT GLOBAL INFRASTRUCTURE FUND
      -- GT GLOBAL NATURAL RESOURCES FUND
      -- GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
      -- GT GLOBAL NEW PACIFIC GROWTH FUND
      -- GT GLOBAL EUROPE GROWTH FUND
      -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
      -- GT GLOBAL AMERICA GROWTH FUND
      -- GT GLOBAL AMERICA VALUE FUND
      -- GT GLOBAL JAPAN GROWTH FUND
      -- GT GLOBAL GROWTH & INCOME FUND
      -- GT GLOBAL GOVERNMENT INCOME FUND
      -- GT GLOBAL STRATEGIC INCOME FUND
      -- GT GLOBAL HIGH INCOME FUND
      -- GT GLOBAL DOLLAR FUND

--------------

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If an investor does not surrender all of his or her shares in an exchange, the remaining balance in the investor's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

A shareholder interested in making an exchange should write or call his or her broker or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain brokers may charge a fee for handling exchanges.

EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to the shareholder's broker/ dealer or to the Transfer Agent by telephone at the appropriate toll free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the investor's broker or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

OTHER INFORMATION ABOUT EXCHANGES. Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and can be limited by a Fund's or GT Global's refusal to accept further purchase and exchange orders from the investor or broker. The terms of the exchange offer described above may be modified at any time, on 60 days' prior written notice to shareholders.

                               Prospectus Page 33

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

As described below, shares of the Funds may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. Shareholders with broker/dealers that sell shares may redeem shares through such broker/ dealers. If the shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Other shareholders may redeem shares through the Transfer Agent. If a redeeming shareholder owns both Class A and Class B shares of a Fund, the Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

REDEMPTIONS THROUGH BROKER/DEALERS. Shareholders with accounts at broker/dealers that sell shares of the Funds may submit redemption requests to such brokers. Broker/Dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next computed after the broker/ dealer receives the request or by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds (less any applicable contingent deferred sales charge for Class B shares) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. Broker/Dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their broker/dealers for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request and any required supporting documentation (less any applicable contingent deferred sales charge for Class B shares). Redemption requests received before the close of regular trading on the NYSE on any Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder uncertain about the Funds' signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee on each wire redemption sent, but reserves the right to do so in the future.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS

                               Prospectus Page 34

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
OF RECORD. THE TRANSFER AGENT AND THE FUND ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF TELEPHONE REDEMPTION REQUESTS.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceeding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares in the Funds with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on certain redemptions of Class A shares purchased for at least $500,000 without an initial sales charge and Class B shares made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder with questions concerning what documents are required should contact his or her broker/dealer or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check, it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

Each Fund may redeem the shares of any shareholder whose account is reduced to less than $500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100 or more).

                               Prospectus Page 35

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their broker/dealers. Shareholders also may place such orders directly through GT Global in accordance with this Manual. See "How to Invest;" "How to Make Exchanges;" "How to Redeem Shares;" and "Dividends, Other Distributions and Federal Income Taxation -- Taxes" for more information.

Each Funds' Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE SUCH AN INVESTOR MUST SEND A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK, N.A.
    ABA 121000248
    Attn: GT GLOBAL
         ACCOUNT NO. 4023-050701
(Stating Fund name, class of shares, shareholder's registered name and account number)

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, comply with the above instructions but send to the following:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, California 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call GT Global at 1-800-223-2138.

                               Prospectus Page 36

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently, 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing), each Business Day. Each Fund's asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including interest and dividends accrued but not yet received), subtracting all the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal OTC market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities, or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided that such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Company's Board of Directors. Securities quoted in foreign currencies will be valued in U.S. dollars based on the prevailing exchange rates on that day.

Each Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC markets which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset values of the Funds may be affected significantly by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B shares. It is expected, however, that the net asset value per share of Class A and Class B shares of a Fund will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense accrual differential between the classes. The per share net asset value and dividends of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the absence of 12b-1 service and distribution fees with respect to Advisor Class shares.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund annually declares as a dividend all its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less any applicable expenses. Each Fund also normally distributes for each fiscal year substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or

                               Prospectus Page 37

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE REINVESTED AUTOMATICALLY IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS IS THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares, and whether paid in cash or reinvested in additional Fund shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain

                               Prospectus Page 38

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of such Fund or any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming shares of the same Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by the Funds.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by LGT Asset Management as each Fund's investment manager and administrator include, but are not limited to, determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, each of the Funds pays LGT Asset Management investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter. These rates are higher than those paid by most mutual funds. LGT Asset Management also serves as each Fund's pricing and accounting agent. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Global Mutual Funds.

LGT Asset Management provides investment management and/or administration services to the GT Global Mutual Funds. LGT Asset Management and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGT Asset Management are located at 50 California Street, 27th Floor, San Francisco, California 94111.

LGT Asset Management and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, Bank in Liechtenstein was renamed LGT Bank in Liechtenstein, and BIL GT Group Limited was renamed Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and

                               Prospectus Page 39

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of November 30, 1995, LGT Asset Management and its worldwide asset management affiliates managed or administered approximately $22 billion, of which approximately $20 billion consist of GT Global retail funds worldwide. In the U.S., as of November 30, 1995, LGT Asset Management managed or administered approximately $9.6 billion in GT Global Mutual Funds. As of November 30, 1995, assets under advice by the LGT Bank in Liechtenstein exceeded approximately $23 billion. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion.

In addition to the resources of its San Francisco office, LGT Asset Management uses the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. In managing GT Global Mutual Funds, LGT Asset Management employs a team approach, taking advantage of the resources of these various investment offices around the world in seeking to achieve each Fund's investment objective. Many of the investment managers who manage GT Global Mutual Funds' portfolios are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of the Funds are as follows:

                             EMERGING MARKETS FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Jonathan Chew                           Portfolio Manager since Fund inception  Portfolio Manager for LGT Asset
 London                                  in 1992                                 Management since 1990; Portfolio
                                                                                 Manager for LGT Asset Management Ltd.
                                                                                 (Hong Kong) since 1988.
James M. Bogin                          Portfolio Manager since 1993            Portfolio Manager for LGT Asset
 San Francisco                                                                   Management since 1993; From 1989 to
                                                                                 1993, Mr. Bogin was a Fund Manager at
                                                                                 Nomura Investment Management Co.
                                                                                 (Tokyo)

John R. Legat                           Portfolio Manager since 1995            Portfolio Manager for LGT Asset
 London                                                                          Management and LGT Asset Management
                                                                                 PLC (London)

                           LATIN AMERICA GROWTH FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------

Soraya M. Betterton                     Portfolio Manager since Fund inception  Portfolio Manager for LGT Asset
 San Francisco                           in 1991                                 Management

In placing securities orders for the Funds' portfolio transactions, LGT Asset Management seeks to obtain the best net results. LGT Asset Management has no agreement or commitment to place orders with any broker-dealer. Commissions or discounts in foreign securities exchanges or OTC markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Consistent with its obligation to obtain the best net results, LGT Asset Management may consider a broker/dealer's

                               Prospectus Page 40

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through any Liechtenstein Global Trust affiliates.

The Emerging Markets Fund and the Latin America Growth Fund's portfolio turnover rates during the fiscal year ended October 31, 1994 were 100% and 155%, respectively. However, LGT Asset Management does not regard portfolio turnover as a limiting factor and will buy or sell securities for either Fund as necessary in response to market conditions to meet the Fund's objective. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads and other costs that a Fund will bear directly, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor, or principal underwriter, of each Fund's Class A and Class B shares. Like LGT Asset Management, GT Global is a subsidiary of Liechtenstien Global Trust with offices at 50 California Street, 27th Floor, San Francisco, California 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and reallows a portion of such charges to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." In addition, GT Global collects any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares.

The Latin America Growth Fund has previously suspended the offering of its shares upon the advice of LGT Asset Management that doing so was in the best interests of the portfolio management process. As of the date of this Prospectus, the Latin America Growth Fund has resumed sales of its shares based upon LGT Asset Management's advice that it is consistent with prudent portfolio management to do so. However, the Latin America Growth Fund reserves the right to suspend sales again and Emerging Markets Fund reserves the right to suspend sales in the future based upon the foregoing portfolio considerations.
GT Global, at its own expense, may provide additional promotional incentives to broker/dealers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to brokers/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to broker/dealers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/ or other events sponsored by the broker/dealers. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, with respect to the Fund's Class A shares ("Class A Plan"), the Funds may each pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may each pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A Shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under each Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted by the Company's Board of Directors with respect to the Fund's Class B shares ("Class B Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B Shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B

                               Prospectus Page 41

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

GT Global's service and distribution expenses under the Plans include the payment of ongoing commissions; the cost of any additional compensation paid by GT Global to brokers and dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Funds; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's service and distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses under each Class B Plan include payment of initial sales commissions to broker/ dealers and interest on any unreimbursed amounts carried forward thereunder. GT Global expects that it will continue to incur certain of such service and distribution expenses, including trail commission payments and other account servicing costs, during any suspension of the offering of the Funds shares.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. Banks and broker/ dealer affiliates of banks also may execute dealer agreements with GT Global for the purpose of selling shares of the Funds. While the matter is not free from doubt, the Board of Directors believes that such laws should not preclude a bank from providing administration or shareholder servicing support or preclude a bank's affiliates from acting as a broker/dealer. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank and its affiliates from continuing to perform all or part of its servicing or broker/dealer activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 42

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption or the payment of a dividend or other distribution, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Funds' fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders will receive an annual and semiannual report, respectively. These reports list the securities held by the relevant Fund(s) and include the Funds' financial statements. In addition, the federal income tax status of distributions made by the relevant Fund(s) to shareholders will be reported after the end of the fiscal year on Form 1099-DIV. Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated.

ORGANIZATION. The Company was organized as a Maryland corporation on October 29, 1987. Until April 28, 1989, the name of the Company was G.T. Global Income Series, Inc. From time to time, the Company may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of the Emerging Markets Fund and the Latin America Growth Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of all the Company's Funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the Board of Directors' selection of the Company's independent accountants.

The Company normally will not hold annual meetings of shareholders, except as required under the 1940 Act. The Company would be required to hold a shareholders meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's Funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, three hundred million shares have been classified as shares of each Fund. One hundred million shares have been classified as Class A shares of each Fund, one hundred million shares as Class B shares of each Fund, and one hundred million shares have been classified as Advisor Class shares of each Fund. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of the Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of the Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of the Fund when issued are fully paid and nonassessable.

Emerging Markets Fund is classified as a "diversified" fund under the 1940 Act which means that, with respect to 75% of the Fund's total assets, no

                               Prospectus Page 43

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
more than 5% will be invested in the securities of any one issuer, and the Fund will purchase no more than 10% of the outstanding voting securities of any one issuer.

The Latin America Growth Fund is classified as a "non-diversified" fund under the 1940 Act which means that with respect to 50% of its total assets, no more than 50% will be invested in the securities of any one issuer, and the Fund will purchase no more than 10% of the outstanding voting securities of any one issuer.

Because the Funds employ a Combined Prospectus, it is possible that a Fund might become liable for a misstatement with respect to the other Fund in this Combined Prospectus. The Board of Directors of the Company have considered this in approving the use of a Combined Prospectus.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. Each Fund, from time to time, may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, a Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes the reinvestment of all dividends and other distributions at net asset value on the reinvestment date established by the Board of Directors.

In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Each Fund's performance data reflects past performance and is not necessarily indicative of future results. A Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. A Fund's results also should be considered relative to the risks associated with its investment objective and policies. Each Fund will include performance data for all classes shares of the Fund in any advertisement or information including performance data for such Fund. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of LGT Asset Management and GT Global and a subsidiary of Liechtenstein Global Trust, and maintains its offices at 50 California Street, 27th Floor, San Francisco, California 94111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is custodian of each Fund's assets and serves as each Fund's accounting agent.

COUNSEL. The law firm of Kirkpatrick & Lockhart, 1800 M Street, N.W., Washington, D.C. 20036-5891, acts as counsel to the Company and the Funds. Kirkpatrick & Lockhart also acts as

                               Prospectus Page 44

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
counsel to LGT Asset Management, GT Global and GT Global Investor Services, Inc. in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns and consult with the Company, or Trust, as applicable, and each Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 45

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 46

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 47

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 48

[LGT LOGO]
                              GT GLOBAL
                              MUTUAL FUNDS
                              P.O. Box 7345                                                                      ACCOUNT APPLICATION
                              SAN FRANCISCO, CA 94120-7345
                              800/223-2138

 / / INDIVIDUAL              / / JOINT TENANT             / / GIFT/TRANSFER FOR
 MINOR                            / / TRUST                           / / CORP.
 ACCOUNT REGISTRATION
 / / NEW ACCOUNT
 / / ACCOUNT REVISION (Account No.:
 ---------------------------------------)

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the name of one custodian and one minor and include the state under which the custodianship is created.


  ------------------------------------    --------------------------------------------------------------------------------
  Owner                                   Social  Security  Number  /  /  or  Tax  I.D.  Number  /  /  (Check  applicable  box)
  ------------------------------------    If  more than  one owner,  social security  number or  taxpayer identification number
  Co-owner 1                              should be provided for first owner listed. If a purchase is made under Uniform  Gift/
  ------------------------------------    Transfer  to  Minors Act,  social  security number  of  the minor  must  be provided.
  Co-owner 2                              Resident of /  / U.S.   / / Other  (specify)-----------------------------------------

                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  Street Address                                                          Home Telephone
                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  City, State, Zip Code                                                   Business Telephone

 FUND SELECTION $500 minimum initial investment required for each Fund selected. Checks should be made payable to "GT GLOBAL."

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER / / Class A Shares or / / Class B Shares (Not available for purchases of $500,000 or more or for the
                    GT Global Dollar Fund).
 If a class share box is not checked, your investment will be made in Class A shares.

                                                       INITIAL                                                       INITIAL
                                                       INVESTMENT                                                    INVESTMENT
07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 $               13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    $
                                                       ----------                                                    ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             $               24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     $
                                                       ----------             FUND                                   ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 $               06 / / GT GLOBAL AMERICA GROWTH FUND          $
                                                       ----------                                                    ----------
11 / / GT GLOBAL HEALTH CARE FUND                      $               23 / / GT GLOBAL AMERICA VALUE FUND           $
                                                       ----------                                                    ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               $               04 / / GT GLOBAL JAPAN GROWTH FUND            $
                                                       ----------                                                    ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   $               10 / / GT GLOBAL GROWTH & INCOME FUND         $
                                                       ----------                                                    ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               $               09 / / GT GLOBAL GOVERNMENT INCOME FUND       $
                                                       ----------                                                    ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                $               08 / / GT GLOBAL STRATEGIC INCOME FUND        $
                                                       ----------                                                    ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   $               18 / / GT GLOBAL HIGH INCOME FUND             $
                                                       ----------                                                    ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               $               01 / / GT GLOBAL DOLLAR FUND                  $
                                                       ----------                                                    ----------
03 / / GT GLOBAL EUROPE GROWTH FUND                    $
                                                       ----------
  CHECKWRITING PRIVILEGE
 Checkwriting privilege available on Class A shares of GT Global Dollar Fund and GT Global Government Income Fund.
 / / Check here if desired. You will be sent a book of checks.
  CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS                                                TOTAL INITIAL INVESTMENT:  $
                                                                                                                     ----------
 All capital gains and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:
 / / Pay capital gain distributions only in cash   / / Pay dividends only in cash   / / Pay capital gain distributions AND
 dividends in cash.
  SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
 Pay distributions noted above to another GT Global Mutual Fund: Fund Name ------------------------------------------

 AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right, power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFIES(Y) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     Under penalties of perjury, I certify that the Taxpayer Identification Number provided on this form is my (or my employer's, trust's, minor's or other payee's) true, correct and complete Number and may be assigned to any new account opened under the exchange privilege. I further certify that I am (or the payee whose Number is given is) not subject to backup withholding because: (a) I am (or the payee is) exempt from backup withholding; (b) the Internal Revenue Service (the "I.R.S.") has not notified me that I am (or the payee is) subject to backup withholding as a result of a failure to report all interest or dividends; OR (c) the I.R.S. has notified me that I am (the payee is) no longer subject to backup withholding;

     OR, / / I am (the payee is) subject to backup withholding.
     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 -----------------------------------------------------------
 Date

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 ACCOUNT PRIVILEGES
 TELEPHONE EXCHANGE AND REDEMPTION                     AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                       PRE-DESIGNATED ACCOUNT
 I/We, either directly or through the Authorized       By completing the following section, redemptions
 Agent, if any, named below, hereby authorize the      which exceed $1,000
 Transfer Agent of the GT Global Mutual Funds, to      may be wired or mailed to a Pre-Designated Account
 honor any telephone, telex or telegraphic             at your bank. (Wiring instructions may be obtained
 instructions reasonably believed to be authentic      from your bank.) A bank wire service fee may be
 for redemption and/or exchange between a similar      charged.
 class of shares of any of the Funds distributed
 by GT Global, Inc.                                    --------------------------------------------------
                                                       Name of Bank
 SPECIAL PURCHASE AND REDEMPTION PLANS
  / / I have completed and attached the                --------------------------------------------------
 Supplemental Application for:                         Bank Address
  / / AUTOMATIC INVESTMENT PLAN
 / / SYSTEMATIC WITHDRAWAL PLAN                        --------------------------------------------------
 OTHER                                                 Bank A.B.A Number      Account Number
  / / I/We owned shares of one or more Funds
      distributed by GT Global, Inc. as of April       --------------------------------------------------
      30, 1987 and since that date continuously        Names(s) in which Bank Account is Established
      have owned shares of such Funds. Attached is     A corporation (or partnership) must also submit a
      a schedule showing the numbers of each of        "Corporate Resolution"
      my/our Shareholder Accounts.                     (or "Certificate of Partnership") indicating the
                                                       names and titles of Officers authorized to act on
                                                       its behalf.

 RIGHT OF ACCUMULATION -- CLASS A SHARES
  / / I/We qualify for the Right of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information of the Fund purchased.

  / / I/We own shares of more than one Fund distributed by GT Global. Listed below are the numbers of each of my/our Shareholder Accounts.

  / / The registration of some of my/our shares differs from that shown on this Application. Below are the account number(s) and registration(s) in each case.

 LIST OF OTHER G.T. FUND ACCOUNTS:

 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------

 Account Numbers                                 Account Registrations
 LETTER OF INTENT -- CLASS A SHARES

  / / I agree to the terms of the Letter of Intent set forth below. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A shares of one or more of the GT Global Mutual Funds in an aggregate amount at least equal to:
            / / $50,000     / / $100,000     / / $250,000     / / $500,000

 When a shareholder signs a Letter of Intent in order to qualify for a reduced sales charge, Class A shares equal to 5% (in no case in excess of 1/2 of 1% after an aggregate of $500,000 has been purchased under the Letter) of the dollar amount specified in this Letter will be held in escrow in the Shareholder's Account out of the initial purchase (or subsequent purchases, if necessary) by GT Global, Inc. All dividends and other distributions will be credited to the Shareholder's Account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified thirteen-month period, the purchaser will remit to GT Global, Inc. the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If this difference is not paid within twenty days after written request by GT Global, Inc. or the shareholder's Authorized Agent, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to GT Global, Inc. for the balance still outstanding. The Letter of Intent may be revised upward at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged. Exchange requests involving escrowed shares must specifically reference those shares. Exchanges of escrowed shares may be delayed to allow for the extra processing required.

 Any questions relating to this Letter of Intent should be directed to GT Global, 50 California Street, 27th Floor, San Francisco, CA 94111.
 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY

 We hereby submit this Account Application for the purchase of Class A shares including such shares purchased under a Right of Accumulation or Letter of Intent or for the purchase of Class B shares in accordance with the terms of our Dealer Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify GT Global, Inc. of any purchases properly made under a Letter of Intent or Right of Accumulation.

 ------------------------------------------------------------------------------
 Investment Dealer Name
 ------------------------------------------------------------------------------
 Main Office Address   Branch Number  Representative's Number  Representative's
 Name
                                                                (     )
 ------------------------------------------------------------------------------
 Branch Address                                                        Telephone

 X
 ------------------------------------------------------------------------------
 Investment Dealer's Authorized Signature                                  Title

[LGT LOGO]
           GT  GLOBAL
           MUTUAL FUNDS
           P.O. Box 7345          SUPPLEMENTAL APPLICATION
           San Francisco, CA      SPECIAL INVESTMENT AND
           94120-7345             WITHDRAWAL OPTIONS
           800/223-2138

ACCOUNT REGISTRATION

Please supply the following information exactly as it appears on the Fund's records.

---------------------------------------------------------   ---------------------------------------------------------
Fund Name                                                   Account Number

----------------------------------------------------------  ----------------------------------------------------------
Owner's Name                                                Co-Owner 1

----------------------------------------------------------  ----------------------------------------------------------
Co-Owner 2                                                  Telephone Number

----------------------------------------------------------  ----------------------------------------------------------
Street Address                                              Social Security or Tax I.D. Number

----------------------------------------------------------
City, State, Zip Code

Resident of  / / U.S.  / / Other  ------------------

AUTOMATIC INVESTMENT PLAN     / / YES  / / NO

I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to debit my/our personal checking account on the designated dates in order to purchase / / Class A shares or / / Class B shares of the Fund indicated at the top of this Supplemental Application at the applicable public offering price determined on that day.

/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $100)  $
                                     -------------------------------------------------

NOTE:  A Bank  Authorization Form (below)  and a voided  personal check  must accompany the  Automatic Investment Plan
Application.

--------------------------------------------------------------------------------

[LOGO]
           GT GLOBAL
           MUTUAL FUNDS                                                               AUTOMATIC INVESTMENT PLAN

BANK AUTHORIZATION

-------------------------  ------------------------------  ------------
Bank Name                  Bank Address                    Bank Account Number
I/We authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the GT
Global Mutual Funds, acting as my agent. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until I/we revoke it in writing and you receive it. I/We agree that you shall incur no liability when honoring any such debit.
I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

---------------------------------------------------------    ---------------------------------------------------------
Account Holder's Name                                        Joint Account Holder's Name

X                                                            X
------------------------------------      --------------     ------------------------------------      --------------
Account Holder's Signature                Date               Joint Account Holder's Signature          Date

                                     (OVER)


SYSTEMATIC WITHDRAWAL PLAN    / / YES  / / NO
MINIMUM REQUIREMENTS: $10,000 INITIAL ACCOUNT BALANCE AND $100 MINIMUM PERIODIC PAYMENT.
I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to redeem the necessary number of / / Class A or / / Class B shares from my/our GT Global Account on the designated dates in order to make the following periodic payments:
/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)
Maximum annual withdrawal of 12% of initial account balance for shares subject to a contingent deferred sales charge.
Withdrawals in excess of 12% of the initial account balance annually may result in assessment of a contingent deferred sales charge, as described in the applicable Fund's prospectus.
Amount of each check ($100 minimum): $ -----------------

Please make checks payable to:  --------------------------------------------------------------------------------------
(TO  BE   COMPLETED  ONLY   IF  Recipient
REDEMPTION PROCEEDS TO BE PAID  --------------------------------------------------------------------------------------
TO  OTHER THAN  ACCOUNT HOLDER  Street Address
OF RECORD OR MAILED TO ADDRESS  --------------------------------------------------------------------------------------
OTHER THAN ADDRESS OF RECORD)   City, State, Zip Code
NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation
(or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of Officers authorized to act on its behalf.
AGREEMENT AND SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Mutual Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

----------------------------------------------------------
Date
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S. stock exchange;
(4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Mutual Funds signature guarantee requirement should contact the Transfer Agent.

--------------------------------------------------------------------------------

INDEMNIFICATION AGREEMENT

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Mutual Funds hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., GT GLOBAL EMERGING MARKETS FUND, GT LATIN AMERICA GROWTH FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                    LEMPR60172MC

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                                 March 1, 1995
                           As Revised January 5, 1996

--------------------------------------------------------------------------------

GT Global Latin America Growth Fund ("Fund") is a non-diversified mutual fund organized as a separate series of GT Investment Funds, Inc. ("Company"), a registered open-end management investment company. This Statement of Additional Information relating to the Class A and Class B shares of the Fund is not a prospectus and supplements and should be read in conjunction with the Fund's current Class A and Class B Prospectus dated March 5, 1995, as revised January 5, 1996. A copy of the Fund's Prospectus is available without charge by either writing the Fund at the above address or by calling the Fund at the toll free telephone number printed above.

LGT Asset Management, Inc. ("LGT Asset Management") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      4
Risk Factors.............................................................................................................     13
Investment Limitations...................................................................................................     18
Execution of Portfolio Transactions......................................................................................     19
Directors and Executive Officers.........................................................................................     21
Management...............................................................................................................     23
Valuation of Shares......................................................................................................     25
Information Relating to Sales and Redemptions............................................................................     26
Taxes....................................................................................................................     28
Additional Information...................................................................................................     31
Investment Results.......................................................................................................     32
Description of Debt Ratings..............................................................................................     39
Financial Statements.....................................................................................................     41

[LOGO]

                   Statement of Additional Information Page 1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation. The Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. Under current market conditions, the Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Though the Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

SELECTION OF EQUITY INVESTMENTS
LGT Asset Management is the investment manager of the Fund. In determining the appropriate distribution of investments among various countries for the Fund, LGT Asset Management ordinarily considers the following factors: prospects for relative economic growth between the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for interest rates; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing  companies  for  investment  by  the  Fund,  LGT  Asset  Management ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

There may be times when, in the opinion of LGT Asset Management, prevailing market, economic or political conditions warrant reducing the proportion of the Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of the Fund's assets normally will be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions.

It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

The Fund may be prohibited under the Investment Company Act of 1940 ("1940 Act") from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of Latin American countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by banks. The Securities and Exchange Commission ("SEC") has proposed a rule which, if adopted, may permit the Fund to invest in certain of these securities subject to certain restrictions. The Fund has obtained an exemption from the SEC to permit the Fund to invest in a manner that is consistent with the SEC's proposed rule. The proposed rule excepts from the prohibition of the 1940 Act any acquisition by an investment company of securities of securities-related companies provided that certain percentage limitations are adhered to.

DEBT CONVERSIONS
Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds

                   Statement of Additional Information Page 2

                      GT GLOBAL LATIN AMERICA GROWTH FUND
received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to use to participate in Latin American debt conversion programs. LGT Asset Management will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

DEPOSITORY RECEIPTS
The Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, the Fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Fund and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 25% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to

                   Statement of Additional Information Page 3

                      GT GLOBAL LATIN AMERICA GROWTH FUND
resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid investments.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. However, the Fund does not currently intend to engage in reverse repurchase agreements with respect to more than 5% of its total assets. The Fund will maintain, in a segregated amount with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and (ii) in order to maintain portfolio flexibility.

When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral (usually cash, government securities or other highly liquid securities similar to those borrowed) deposited with the intermediary. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange. The Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

--------------------------------------------------------------------------------

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon LGT Asset Management ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in

                   Statement of Additional Information Page 4

                      GT GLOBAL LATIN AMERICA GROWTH FUND
    the   prices  of  individual  securities.  While  LGT  Asset  Management  is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because LGT Asset Management projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options will generally be written on securities and currencies that, in the opinion of LGT Asset Management, the Fund's investment manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a

                   Statement of Additional Information Page 5

                      GT GLOBAL LATIN AMERICA GROWTH FUND
price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, LGT Asset Management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would generally write put options in circumstances where LGT Asset Management wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when LGT Asset Management deems it desirable to continue to hold the security or currency because of tax considerations. The

                   Statement of Additional Information Page 6

                      GT GLOBAL LATIN AMERICA GROWTH FUND
premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by

                   Statement of Additional Information Page 7

                      GT GLOBAL LATIN AMERICA GROWTH FUND
the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The Securities and Exchange Commission ("SEC") staff considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the

                   Statement of Additional Information Page 8
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                      GT GLOBAL LATIN AMERICA GROWTH FUND
value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in or currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The

                   Statement of Additional Information Page 9

                      GT GLOBAL LATIN AMERICA GROWTH FUND
margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less

                  Statement of Additional Information Page 10

                      GT GLOBAL LATIN AMERICA GROWTH FUND
than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars, but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

                  Statement of Additional Information Page 11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which LGT Asset Management believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if

                  Statement of Additional Information Page 12

                      GT GLOBAL LATIN AMERICA GROWTH FUND
the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in Latin American countries, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property, similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries.

Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

    ILLIQUID SECURITIES. The Fund may invest up to 10% of its total assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to LGT Asset Management in accordance with procedures approved by the Company's Board of Directors. LGT Asset Management takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers

                  Statement of Additional Information Page 13
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                      GT GLOBAL LATIN AMERICA GROWTH FUND
that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). LGT Asset Management monitors the liquidity of securities in the Fund's portfolio and periodically reports such determinations to the Board of Directors. Moreover, as noted in the Prospectus, certain securities, such as those subject to repatriation restrictions of more than seven days, will generally be treated as illiquid.

More than 10% of the Fund's total assets may consist of illiquid securities from time to time either because of adverse events which occur following the purchase of the securities which cause them to become illiquid or because liquid securities are sold to meet redemption requests or other needs of the Fund. Illiquid securities are more difficult to value accurately due to, among other things, the fact that such securities often trade infrequently or only in smaller amounts.

On December 31, 1994 the market capitalizations of listed equity securities on the major exchanges in Argentina, Brazil (Sao Paulo only for market capitalization), Chile and Mexico were US$24.2 billion, $94.8 billion, $38.8 billion and $108.4 billion. By comparison, at December 31, 1994 the market capitalization of the NYSE alone was US$4.4 trillion. A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. The stock markets in Brazil declined sharply in mid 1989, and closed briefly, following a large settlement failure. Another significant decline occurred in the first quarter of 1990. In 1987, the Mexican stock exchange experienced a severe correction, its index declining over 70 percent. This market volatility may result in greater volatility in the Fund's net asset value than would be the case for companies investing in domestic securities. If the Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Recent relevant foreign investment restrictions in each of the four principal economies of Latin America, which are susceptible to significant and immediate changes, can be summarized in part as follows:

    ARGENTINA. Previous restrictions on foreign investment have been abolished and prior approval of such investment is no longer required (except where required in specific statutes governing certain activities), ensuring equal treatment of national and foreign capital applied to economic activities. At present foreign capital can move freely in and out of Argentina and no foreign exchange restrictions are applied to dividend or capital gains remittance.

    BRAZIL. Under regulations adopted by the government of Brazil, the Fund is able to purchase Brazilian securities without regard to any diversification or repatriation restrictions. However, the regulations require that the Fund's investments be limited to securities issued by publicly-held corporations acquired on the Brazilian stock exchanges or on over-the-counter markets organized by the Commissao de Valores Mobiliarios (CVM) or units of certain Financial Investment Funds. The Fund's authority to invest in Brazil pursuant to this regulation remains subject to approval by the

                  Statement of Additional Information Page 14

                      GT GLOBAL LATIN AMERICA GROWTH FUND
CVM. In addition, the Fund is required to appoint a Brazilian administrator to perform certain functions with respect to its holdings of Brazilian securities.

    CHILE. Direct investment by foreign investors in Chile is subject to certain Chilean investment restrictions, including a requirement that invested capital must remain in Chile for a minimum of at least one year. The remittance of dividends and capital gains can be effected without material restrictions on timing and amount. Indirect investments, however, may be made through already established investment funds and such investments will not be subject to the restriction regarding residency of capital, although they will be subject to the limitations, described above, regarding investments by the Fund in the securities of other investment companies. In addition to investing indirectly in the Chilean market, the Fund may establish its own foreign investment fund in Chile for which a Chilean administrator will be required. The Fund may also gain access to investment in Chile via the 8 American Depositary Receipts ("ADRs") currently traded in the U.S. on the New York Stock Exchange. Another 12 Chilean companies plan ADR listings in the U.S. in 1994. GT Global believes these events significantly broaden the Fund's ability to gain access to the Chilean market.

    MEXICO. Generally, foreigners may directly acquire shares of Mexican companies up to a limit of 49 percent of the share capital of the issuer without prior approval. Foreigners may acquire shares in the share capital of certain Mexican listed companies usually reserved to Mexican nationals, and may acquire in excess of the 49 percent limit referred to above, through trust arrangements with Nacional Financiera, S.N.C. ("Nafin"), the Mexican government development finance bank. Under this arrangement Nafin will acquire the securities that the Fund purchases and then issue Ordinary Certificates of Participation ("CEPOS"). As a holder of the CEPOS, the Fund would have all rights of the shares acquired, but it would not have voting rights. There are no restrictions on the movement of capital in and out of Mexico. Dividends and capital gains can also be freely remitted, subject to any withholding tax.

GT Global believes that the Fund may invest a greater percentage of its assets than previously in Venezuela if political and economic conditions change materially. The following are relevant foreign investment restrictions relating to Venezuela.

    VENEZUELA. In order to stabilize the country's financial system, the government suspended foreign exchange trading on July 6, 1994. The market was "officially" opened July 11, however, the Bolivar did not begin trading until January 10, 1995 at a level of 212 and 220 (the level held since December 1994).

The Venezuelan Exchange Administration Board issued Resolution No. 41 regarding foreign investment registration and repatriation for capital dividends and interest. The Resolution provides that all investment should be registered with the Superintendency of Foreign Investment (SEIX) and the Technical Administration Exchange Office (OTAC). Article 2 of the Resolution states that "investments" is defined as those transactions executed through the local stock exchange (this prohibits OTC transaction proceeds from being eligible for repatriation).

Resolution No. 41 also required re-filing by funds previously approved. The Fund has complied with the regulations and has obtained approval by the Regulatory Commission. This avoids jeopardizing the assets held by the fund.

In November 1994 the government passed a Resolution allowing foreign investors to repatriate without restrictions under the new controlled exchange system. It is now possible to repatriate any capital or income provided that the OTAC has proof that the investor has obtained a tax identification code and complied with all tax return filing requirements.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, LGT Asset Management will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, data concerning Latin American securities shown elsewhere in this

                  Statement of Additional Information Page 15

                      GT GLOBAL LATIN AMERICA GROWTH FUND
Statement of Additional Information may be materially affected by restatements for inflation and may not accurately reflect the real conditions of companies and securities markets. There is substantially less publicly available information about foreign companies, including Latin American companies, and the governments of Latin American countries than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Fund under normal circumstances will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers are generally subject to less governmental supervision and regulation than in the United States, and foreign securities transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. LGT Asset Management will consider such difficulties when determining the allocation of the Fund's assets, although LGT Asset Management does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Emerging securities markets, such as the markets of Latin America, are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

                  Statement of Additional Information Page 16

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

    SOVEREIGN DEBT. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

In recent years, some of the Latin American countries in which the Fund expects to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

The ability of Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While LGT Asset Management intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If the Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.

    WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

                  Statement of Additional Information Page 17

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

The Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Fund may invest in the securities of companies that engage in these activities.

For purposes of the Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

The following operating policies of the Fund are not fundamental policies of the Fund and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

                  Statement of Additional Information Page 18

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        (3) Invest more than 10% of its total assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

The Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, LGT Asset Management is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, LGT Asset Management seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While LGT Asset Management generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of the Fund, LGT Asset Management may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to LGT Asset Management for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by LGT Asset Management under the Management Contract (defined below). A commission paid to such broker/dealers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LGT Asset Management determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LGT Asset Management to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

LGT Asset Management may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

                  Statement of Additional Information Page 19

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Investment decisions for the Fund and for other investment accounts managed by LGT Asset Management are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases LGT Asset Management believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, LGT Asset Management may consider a broker/dealer's sale of the shares of the Fund and the other funds for which LGT Asset Management serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's board of directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the Fund's fiscal years ended October 31, 1994, 1993 and 1992, the Fund paid aggregate brokerage commissions of $708,799, $616,803 and $1,284,114, respectively.

PORTFOLIO TURNOVER AND TRADING
The Fund engages in portfolio trading when LGT Asset Management has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund anticipates that its annual portfolio turnover rate should not exceed 100%, but this expectation will not be a limiting factor when LGT Asset Management deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1994 and 1993 were 155% and 112%, respectively.

                  Statement of Additional Information Page 20

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

--------------------------------------------------------------------------------

The Company's By-laws authorize a Board of Directors of between 1 and 25 persons, as fixed by the Board of Directors. Directors normally are elected by shareholders; however, a majority of remaining Directors may fill Director vacancies caused by resignation, death or expansion of the Board. The Company's Directors and Executive Officers are listed below.

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 42                    Director of Liechtenstein Global Trust (holding company of the various international LGT
Director, Chairman of the Board and      companies) since 1990; Director and President of LGT Asset Management since 1989; Director
President                                and President of GT Global since 1987; and Director and President of GT Services since
50 California St.                        1990. Mr. Minella also is a director or trustee of each of the other investment companies
San Francisco, CA 94111                  registered under the 1940 Act that is managed or administered by LGT Asset Management.

C. Derek Anderson, 53                    Chairman, Anderson Capital Management, Inc. from 1988 to present; Chairman, Plantagenet
Director                                 Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; Director, American
220 Sansome Street                       Heritage Group Inc.; Director, T.L. Higgins Inc. and various other companies. Mr. Anderson
Suite 400                                also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94104                  the 1940 Act that is managed or administered by LGT Asset Management.

Frank S. Bayley, 55                      A Partner with Baker & McKenzie (a law firm) and serves as Director and Chairman of C.D.
Director                                 Stimson Company (a private investment company); Trustee, Seattle Art Museum. Mr. Bayley
2 Embarcadero Center                     also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94118                  the 1940 Act that is managed or administered by LGT Asset Management.

Arthur C. Patterson, 52                  Managing Partner of Accel Partners (a venture capital firm). Mr. Patterson also serves as
Director                                 a director of various computing and software companies. Mr. Patterson also is a director
One Embarcadero Center                   or trustee of each of the other investment companies registered under the 1940 Act that is
Suite 3820                               managed or administered by LGT Asset Management.
San Francisco, CA 94111

Ruth H. Quigley, 59                      Private investor. From 1984 to 1986, Miss Quigley was President of Quigley Friedlander &
Director                                 Co., Inc. (a financial advisory services firm). Ms. Quigley also is a director or trustee
1055 California Street                   of each of the other investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94108                  administered by LGT Asset Management.

F. Christian Wignall, 39                 Senior Vice President, Chief Investment Officer - Global Equities and a Director of LGT
Vice President and Chief Investment      Asset Management since 1987, and Chairman of the Global Investment Policy Committee of
Officer -                                affiliated international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

                  Statement of Additional Information Page 21

                      GT GLOBAL LATIN AMERICA GROWTH FUND

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Gary Kreps, 40                           Senior Vice President and Chief Investment Officer - Global Fixed Income of LGT Asset
Vice President and Chief Investment      Management and a Director since 1992. Prior to joining LGT Asset Management, Mr. Kreps was
Officer - Global                         Senior Vice President of the Putnam Companies from 1988 to 1992.
Fixed Income
50 California Street
San Francisco, CA 94111

Helge K. Lee, 48                         Senior Vice President, General Counsel and Secretary of LGT Asset Management, GT Global
Vice President and Secretary             and GT Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel
50 California Street                     and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
San Francisco, CA 94111                  Funds from October, 1991 through May, 1994. For more than five years prior to October,
                                         1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

James R. Tufts, 37                       Vice President - Finance and Administration of LGT Asset Management, GT Global and GT
Vice President and Chief                 Services since 1994. Prior thereto, Mr. Tufts was Vice President - Finance of LGT Asset
Financial Officer                        Management and GT Global since 1987; Vice President - Finance of GT Services since 1990;
50 California Street                     and a Director of LGT Asset Management, GT Global and GT Services since 1991.
San Francisco, CA 94111

Kenneth W. Chancey, 50                   Vice President of LGT Asset Management and GT Global since 1992. Mr. Chancey was Vice
Vice President and                       President of Putnam Fiduciary Trust Company from 1989 to 1992.
Chief Accounting Officer
50 California Street
San Francisco, CA 94111

Peter R. Guarino, 36                     Assistant General Counsel of LGT Asset Management, GT Global and GT Services since 1991.
Assistant Secretary                      From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto,
50 California Street                     he was associated with Colonial Management Associates, Inc.
San Francisco, CA 94111

--------------
* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors for the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc. and GT Global Developing Markets Fund, Inc., a Trustee and officer of G.T. Global Growth Series and a Trustee of GT Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio and Global Investment Portfolio, which are also registered investment companies managed by LGT Asset Management. Each Director and Officer serves in total as a Director and/or Trustee and Officer, respectively, of 9 registered investment companies with 38 series managed or administered by LGT Asset Management. The Company pays each Director, who is not a director, officer or employee of LGT Asset Management or any affiliated company, $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended December 31, 1994, the Company paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley received Directors' fees and expense reimbursements of $37,114, $39,425, $31,941 and $33,178, respectively. For the year ended October 31, 1994, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley who are not directors, officers, or employees of LGT Asset Management or any affiliated company, received total compensation of $94,511, $99,529, $82,742 and $86,914, respectively, from the 38 GT Global Mutual Funds for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of the date of this Statement of Additional Information, the officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's funds in the aggregate.

                  Statement of Additional Information Page 22

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION

LGT Asset Management serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and LGT Asset Management. As investment manager and administrator, LGT Asset Management makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, LGT Asset Management furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities.

The Management Contract has an initial two-year term with respect to the Fund from the date of the commencement of Fund operations, and may be renewed for additional one-year terms thereafter with respect to the Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract was approved with respect to the Fund by the vote of the Board of Directors of the Company on June 15, 1994. The Management Contract provides that with respect to the Fund either the Company or LGT Asset
Management may terminate the Contract without penalty upon sixty (60) days' written notice. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Contract, LGT Asset Management has agreed to reimburse the Fund if the Fund's annual ordinary expenses exceed the most stringent expense limitations prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that the Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, payments of distribution fees, in part, and extraordinary expenses. LGT Asset Management and GT Global have undertaken to limit the Fund's Class A and Class B share expenses to 2.40% and 2.90% of average daily net assets of the Class A and Class B shares, respectively, and LGT Asset Management has agreed to reimburse the Fund if the Fund's annual ordinary expenses exceed 2.40% and 2.90% of average daily net assets of each class (exclusive of brokerage commissions, interest, taxes, certain expenses attributable to investing outside the U.S. and extraordinary expenses).

For the fiscal year ended October 31, 1994, the Fund paid management and administration fees in the amount of $3,601,301 to LGT Asset Management. Management and administration fees in the amount of $1,013,499 were paid to LGT Asset Management by the Fund for the fiscal year ended October 31, 1993. However, during that period LGT Asset Management reimbursed fees of $93,920 to the Fund, with a net payment to LGT Asset Management of $920,579. Similarly, $1,348,499 were paid to LGT Asset Management by the Fund for the fiscal year ended October 31, 1992. During this period LGT Asset Management reimbursed fees of $302,329 to the Fund with a net payment to LGT Asset Management of $1,046,170. For the fiscal period August 13, 1991 (commencement of operations) to October 31, 1991, the Fund paid management and administration fees of $87,137 to LGT Asset Management. However, during that period LGT Asset Management reimbursed fees of $88,797 to the Fund, with a payment to LGT Asset Management of $1,660.

Certain Latin American countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund intends to retain a local entity to provide such administrative services. The local administrator will be paid a fee by the Fund for its services.

DISTRIBUTION
The Fund's Class A and Class B shares are continuously offered through the Fund's principal underwriter and Distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global. The Distribution Contracts were last approved with respect to the Class A and Class B shares by the Board of Directors on June 15, 1994.

                  Statement of Additional Information Page 23

                      GT GLOBAL LATIN AMERICA GROWTH FUND

As described in the Prospectus, the Company has adopted separate Distribution Plans with respect to each class of shares of the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payments by the Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The Fund makes no payments to any party other than GT Global, which is the distributor (principal underwriter) of the Fund's shares. The Class B Plan took effect on April 1, 1993. The following table discloses payments made by the Fund to GT Global under the Plans during the Fund's last fiscal year:

                                                                                  CLASS A        CLASS B
                                                                                AMOUNT PAID    AMOUNT PAID
                                                                               -------------  --------------
Year ended October 31, 1994..................................................  $   1,263,153  $   1,204,826

The Plans were last approved on June 15, 1994 by the Company's Board of Directors, including a majority of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plan or in any agreement related thereto ("Qualified Directors"). In approving the Plans, the Directors determined that each Plan was in the best interests of the Fund and its shareholders. Agreements related to the Plans must also be approved by such vote of the Directors and Qualified Directors as described above. A plan of distribution which was substantially similar to the Class A Plan, was approved by the Fund's shareholders on January 20, 1992, which was subsequently amended to reflect certain changes, including (i) reference to the addition of the Class B Plan and (ii) changes in the rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class B Plan was approved by LGT Asset Management as initial sole shareholder of the Class B shares of the Fund on March 31, 1993.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as they are in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers which sell shares. The following table reviews the extent of such activity for the Fund during the periods shown:

                                                                                SALES CHARGES    AMOUNTS       AMOUNTS
                                                                                  COLLECTED     RETAINED      REALLOWED
                                                                                -------------  -----------  -------------
Year ended October 31,
------------------------------------------------------------------------------
  1994........................................................................   $ 4,668,275   $   443,629  $   4,224,646
  1993........................................................................       558,000        26,490        531,510
  1992........................................................................       460,000        94,505        365,495

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to Class A shares other than as described above. GT Global receives any contingent deferred sales charges payable with respect to redemptions of Class B shares. For the fiscal year ended October 31, 1994, GT Global collected contingent deferred sales charges in the amount of $362,155. For the period April 1, 1993 to October 31, 1993, GT Global did not collect any contingent deferred sales charges.

TRANSFER AGENCY SERVICES
GT Global Investor Services, Inc. ("Transfer Agent") has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent is also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationary and office supplies.

EXPENSES OF THE FUND
The Fund pays all expenses not assumed by LGT Asset Management, GT Global and other agents. These expenses include, in addition to the advisory, distribution and brokerage fees discussed above, legal and audit expenses, custodian and transfer agency fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Fund and other funds organized as series of the Company with one another are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in

                  Statement of Additional Information Page 24

                      GT GLOBAL LATIN AMERICA GROWTH FUND
connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                              VALUATION OF SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of normal trading on The New York Stock Exchange, Inc. ("NYSE") (currently 4:00 p.m. Eastern time) (unless weather, equipment failure or other factors contribute to an earlier closing time) on each day for which the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management to be the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing exchange rate as determined by LGT Asset Management on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into

                  Statement of Additional Information Page 25

                      GT GLOBAL LATIN AMERICA GROWTH FUND
account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless LGT Asset Management, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                 INFORMATION RELATING TO SALES AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to assure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the

                  Statement of Additional Information Page 26

                      GT GLOBAL LATIN AMERICA GROWTH FUND
pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
Class A or Class B shares of the Fund may also be purchased as the underlying investment for an IRA meeting the requirements of section 408(a) of the Internal Revenue Code of 1986, as amended ("Code"). IRA applications are available from brokers or GT Global.

EXCHANGES BETWEEN FUNDS
A shareholder may exchange shares of the Fund for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon 60 days' written notice to the shareholders of such fund and is available only in states where the exchange may be legally made. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged for Class B shares of other GT Global Mutual Funds. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objectives of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, will be borne by the Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days' written notice.

SUSPENSION OF REDEMPTION PRIVILEGES
The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of their assets, or (3) as the SEC may otherwise permit.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Funds' Automatic Investment Plan ("AIP"), investors or their brokers should specify whether the investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of a Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by a Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Funds upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the pertinent Fund or the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if

                  Statement of Additional Information Page 27

                      GT GLOBAL LATIN AMERICA GROWTH FUND
any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) also must submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon 30 days' written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Fund's Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Fund from disposing of its portfolio securities or in fairly determining the value of its assets, or
(3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the value of the net assets of the Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

--------------------------------------------------------------------------------

                                     TAXES

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GENERAL
In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5%

                  Statement of Additional Information Page 28

                      GT GLOBAL LATIN AMERICA GROWTH FUND
of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributed the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent that income is distributed to its shareholders.

If the Fund does invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The "Tax Simplificiation and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities

                  Statement of Additional Information Page 29

                      GT GLOBAL LATIN AMERICA GROWTH FUND
called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition by the Fund of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition by the Fund of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities, (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all those transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, Futures, Forward Contracts or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as an RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other  than  those  that  are  part  of  a  "mixed  straddle")  ("Section  1256
Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies. Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                  Statement of Additional Information Page 30

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of LGT Asset Management and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, located in Zurich, Switzerland.

Worldwide   asset  management  affiliates  also   currently  include  LGT  Asset
Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Investment Trust Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
LGT Asset Management has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 31

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

The Fund's "Standardized Return", as referred to in the Prospectus (see "Performance Information"), is calculated separately for Class A and Class B shares of the Fund, as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (4) a complete redemption at the end of any period illustrated. The Fund's Standardized Return for its Class A shares stated as average annualized total returns, at October 31, 1994, were as follows:

                                             STANDARDIZED
PERIOD                                          RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           27.72%
August 13, 1991 through October 31,
 1994...................................           22.57%

The Fund's Standardized Returns for its Class B shares which were first offered on April 1, 1993, stated as average annual total returns, for the periods shown, were:

                                             STANDARDIZED
PERIOD                                          RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           28.33%
April 1, 1993 through October 31,
 1994...................................           33.46%

"Non-Standardized Return," as referred to in the Prospectus, is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted.

As discussed in the Prospectus, the Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized
Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

The Fund's Non-Standardized Returns, for its Class A shares, stated as aggregate total returns, at October 31, 1994, were as follows:

                                           AGGREGATE TOTAL
PERIOD                                          RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           34.10%
August 13, 1991 through October 31,
 1994...................................          102.13%

The Fund's Non-Standardized Return for its Class B shares which were first offered on April 1, 1993, stated as aggregate total returns, for the periods shown, were:

                                           NON-STANDARDIZED
PERIOD                                          RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           33.33%
April 1, 1993 through October 31,
 1994...................................           61.94%

                  Statement of Additional Information Page 32

                      GT GLOBAL LATIN AMERICA GROWTH FUND

The Fund's Non-Standardized Returns, for its Class A shares, stated as average annualized total returns, at October 31, 1994, were as follows:

                                           NON-STANDARDIZED
                                          AVERAGE ANNUALIZED
PERIOD                                       TOTAL RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           34.10%
August 13, 1991 through October 31,
 1994...................................           24.44%

The Fund's Non-Standardized Returns for its Class B shares, stated as average annualized total returns, for the periods shown, were:

                                           NON-STANDARDIZED
                                          AVERAGE ANNUALIZED
PERIOD                                       TOTAL RETURN
----------------------------------------  ------------------
Year ended October 31, 1994.............           33.33%
April 1, 1993 through October 31,
 1993...................................           35.58%

Standardized Returns and Non-Standardized Returns are not presented for the Advisor Class shares because no shares of that class were outstanding during the fiscal year ended October 31, 1994.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data for the Fund.

The Fund and GT Global may from time to time compare the Fund with the following:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

        (5) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Service ("CDA/Wiesenberger"), and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/ or other factors. In this regard the Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/ Wiesenberger and/or other firms as applicable, or to specific funds or groups of funds within or without such peer group. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

                  Statement of Additional Information Page 33

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (8) Standard & Poor's "500" Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

       (10) Dow Jones Industrial Average.

       (11) CNBC/Financial News Composite Index.

       (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

       (13) Morgan Stanley Capital International Latin America Emerging Market Indices, including the Morgan Stanley Emerging Markets Free Latin America Index (which excludes Mexican banks and securities companies which cannot be purchased by foreigners) and the Morgan Stanley Emerging Markets Global Latin America Index. Both indices include 60% of the market capitalization of the following countries: Argentina, Brazil, Chile and Mexico. The indices are weighted by market capitalization and are calculated without dividends reinvested.

       (14) International Financial Corporation ("IFC") Latin American Indices which include 60% of the market capitalization in the covered countries and are market weighted. One index includes dividends and one excludes dividends.

       (15) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (16) The World Bank Publication of Trends in Developing Countries (TIDE) provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (17) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

       (18) Datastream and Worldscope each is an on-line database retrieval service for information including but not limited to international financial and economic data.

       (19) International Financial Statistics, which is produced by the International Monetary Fund.

       (20) Various publications and reports produced by the World Bank and its affiliates.

       (21) Various publications from the International Bank for Reconstruction and Development/The World Bank.

       (22) Various publications including but not limited to ratings agencies such as Moody's Investors Services, Fitch Investors Service, Standard & Poor's Ratings Group.

       (23) Various publications from the Organization for Economic Cooperation and Development (OECD).

       (24) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

Indices, economic and financial data prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc. J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, Barings Securities, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbottson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, performance rankings, ratings and commentary reported periodically in national financial publications, included but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New

                  Statement of Additional Information Page 34

                      GT GLOBAL LATIN AMERICA GROWTH FUND
York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indicies of comparable quality to those listed above and other indicies which may be developed and made available.

GT Global believes that the above information relating to foreign market performance, market capitalization and diversification may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a prediction of the performance of the Fund. The performance of the Fund will differ from the historical performance of the indices represented above. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations which will reduce performance. Moreover, the Fund is actively managed, i.e. LGT Asset Management as the Fund's investment manager actively purchases and sells securities in seeking the Fund's investment objective; this will cause the performance of the Fund to differ from the indices shown above.

GT Global believes the Fund is an appropriate investment for long-term investment goals including but not limited to funding retirement, paying for education or purchasing a house. The Fund does not represent a complete investment program and the investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

GT Global believes that a growing number of consumer products, including but not limited to home appliances, automobiles and clothing, purchased by Americans are manufactured abroad. GT Global believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, GT Global may refer to or advertise the names of such companies although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

                  Statement of Additional Information Page 35

                      GT GLOBAL LATIN AMERICA GROWTH FUND

In advertising materials, GT Global may reference or discuss its products and services, which may include: retirement investing; the effects of dollar-cost averaging and saving for college or a home. In addition, GT Global may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its Quotron number, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of GT Global Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

The Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for each individual (subject to the maximum of $2,000 per IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2, or thereafter.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SALARY-REDUCTION SEP-IRAS: Simplified employee pension (SEP) plans and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit corporations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING 401(K)) AND MONEY PURCHASE PENSION PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the

                  Statement of Additional Information Page 36

                      GT GLOBAL LATIN AMERICA GROWTH FUND
possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and GT Global will quote information including but not limited to data regarding individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable including but not limited to the economic and financial data of the referenced financial organizations such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., S.G. Warburg and Barings Securities.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country or market: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers Inc., S.G. Warburg and Barings Securities.

15) Foreign Direct Investments to developing countries.

16) Supply, consumption, demand and growth in demand of certain products, services and industries including, but not limited to, electricity, water, transportation, construction materials, natural resources, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: GT Capital Management, Inc.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Investment Trust Management Ltd. (Japan) as one of the first foreign discretionary investment management for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

THE GT ADVANTAGE
LGT Asset Management has developed a unique team approach to its global money management which we call the GT Advantage. LGT Asset Management's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by LGT Asset Management's Investment Policy Committee which sets broad guidelines for asset allocation and currency management based on LGT Asset

                  Statement of Additional Information Page 37

                      GT GLOBAL LATIN AMERICA GROWTH FUND
Management's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth potential.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their invesments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., LGT Asset Management, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

                  Statement of Additional Information Page 38

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S ("S&P") ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (++) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF BOND RATINGS
Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Ratings are as follows:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

        A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                  Statement of Additional Information Page 39

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        Ba -- These bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- These bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are as follows:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories.

Speculative grade ratings are as follows:

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB -- Have less near-term vulnerability to default than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial , or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-'rating.

        B -- Have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

        CCC -- Have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, these bonds are not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

        CC -- This rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

        C -- This rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' debt rating. This rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        CI -- This rating is reserved for income bonds on which no interest is being paid.

                  Statement of Additional Information Page 40

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        D -- Are in payment default. This rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating also will be used up on the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
The audited financial statements of G.T. Latin America Growth Fund at October 31, 1994 and for the period then ended appear on the following pages.

                  Statement of Additional Information Page 41

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the schedule of portfolio investments, as of October 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 13, 1991 (commencement of operations) to October 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Latin America Growth Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from August 13, 1991 (commencement of operations) to October 31, 1991, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 42

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Materials/Basic Industries (19.5%)
-----------------------------------------------
Cementos
 Mexicanos, S.A.
 de C.V. - Cemex
 "B"                      MEX         1,621,750     $15,073,958         2.7
  CEMENT
Companhia Vale do
 Rio Doce - CVRD
 (Preferred)        BRZL             51,300,000      11,132,349         2.0
  METALS - NON-FERROUS
Kimberly-Clark de
 Mexico, S.A. de
 C.V. "A"           MEX                 395,900       7,867,244         1.4
  PAPER/PACKAGING
Compania
 Siderurgica
 Nacional S.A.
 (CSN): (c)         BRZL                     --              --         1.4
  METALS - STEEL
  Common            --              112,958,000       5,192,856          --
  144A ADR (b)(d)   --                   57,500       2,630,625          --
Grupo Industrial
 Minera Mexico,
 S.A. de C.V. "B"   MEX               1,824,924       6,912,591         1.3
  METALS - NON-FERROUS
Companhia Cimento
 Portland Itau
 (Preferred) (c)    BRZL             14,730,000       6,457,464         1.2
  CEMENT
La Cementos
 Nacional 144A
 GDR (b)(c)(d)      ECDR                 16,800       5,880,000         1.1
  CEMENT
Grupo Fernandez
 Editores, S.A.
 de C.V. "BCP"
 (c)                MEX               3,345,000       5,789,423         1.1
  PAPER/PACKAGING
Compania
 Siderurgica de
 Tubarao (CST)
 S.A. "B" 144A
 ADR (b)(d)         BRZL                134,500       4,875,625         0.9
  METALS - STEEL

Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Internacional de
 Ceramica, S.A.
 de C.V. "B": (c)         MEX                --              --         0.7
  BUILDING MATERIALS & COMPONENT
  ADR (b)                  --            70,000      $2,205,000          --
  Common                   --           302,000       1,830,303          --
Cospia S.A.
 (Preferred "B")         BRZL         1,268,000       3,861,090         0.7
  METALS - STEEL
IRSA S.A. Class B
 (c)                ARG               1,067,000       3,513,852         0.6
  FOREST PRODUCTS
C.A. Venezolana
 de Pulpa y Papel
 S.A.C.A.-
 Venepal:           VENZ                     --              --         0.6
  FOREST PRODUCTS
  144A GDR (b)(d)   --                  680,890       2,510,782          --
  Common            --                  916,738         679,465          --
Paranapanema
 S.A. (Preferred) (c)  BRZL         190,900,000       3,123,613         0.6
  METALS - NON-FERROUS
Empaques
 Ponderosa, S.A.
 de C.V. "B"        MEX                 770,000       3,105,128         0.6
  PAPER/PACKAGING
Dixie Lakekla
 S.A. (Preferred) (c)  BRZL           3,900,000       2,841,871         0.5
  PAPER/PACKAGING
Corporacion
 Cementera
 Argentina S.A.
 (Corcemar) (c)     ARG                 315,792       2,623,435         0.5
  CEMENT
Acindar Industria   ARG               2,070,000       2,258,332         0.4
  METALS - STEEL
Venezolana de
 Cementos,
 S.A.C.A. "A"       VENZ              1,052,007       1,738,901         0.3
  CEMENT
Venezolana de
 Prerreducidos
 Caroni C.A. -
 Venprecar 144A
 GDR (b)(d)         VENZ                270,500       1,656,813         0.3
  METALS - STEEL
Cementos Argos
 S.A.               COL                 135,989       1,299,465         0.2
  CEMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 43

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Cementos Paz del
 Rio, S.A. 144A
 ADR (b)(d)               COL            35,000        $866,250         0.2
  CEMENT
Caemi Mineracao E
 Metal
 (Preferred) (c)         BRZL         4,630,000         735,095         0.1
  METALS - STEEL
Corimon C.A.
 Sponsored ADR
 (b)                VENZ                 31,700         317,000         0.1
  BUILDING MATERIALS & COMPONENT
Papelera
 Inversora S.A.     ARG                   3,616          11,763          --
  PAPER/PACKAGING
                                                 --------------
                                                    106,990,293
                                                 --------------
Services (13.8%)
-----------------------------------------------
Telecomunicacoes
 Brasileiras S.A.
 - Telebras:        BRZL                     --              --         3.9
  TELEPHONE NETWORKS
  Preferred         --              443,600,000      21,391,611          --
  Preferred New     --               10,112,761         438,899          --
Telefonos de
 Mexico, S.A. de
 C.V. "L" ADR (b)   MEX                 240,000      13,200,000         2.4
  TELEPHONE NETWORKS
Grupo Televisa,
 S.A. de C.V. GDR
 (b)                MEX                 262,400      11,644,000         2.1
  BROADCASTING & PUBLISHING
Compania de
 Telefonos de
 Chile ADR (b)      CHLE                 74,000       6,965,250         1.3
  TELEPHONE NETWORKS
Grupo Situr, S.A.
 de C.V. "B":       MEX                      --              --         1.1
  LEISURE & TOURISM
  144A ADR (b)(d)   --                  167,169       5,015,070          --
  Common            --                  427,000       1,293,939          --
Grupo Casa Autrey
 S.A. de C.V.
 Sponsored ADR
 (b)                MEX                 158,300       4,828,150         0.9
  WHOLESALE & INTERNATIONAL TRADE
Nadro, S.A. de
 C.V. "L" (c)       MEX                 556,500       3,891,608         0.7
  WHOLESALE & INTERNATIONAL TRADE
Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Compania Peruana
 de Telefonos "B"
 (c)                     PERU         2,568,952      $3,575,703         0.7
  TELEPHONE NETWORKS
Tele 2000 (c)            PERU           704,441       1,951,492         0.4
  WIRELESS COMMUNICATIONS
Telecom Argentina
 S.A. "B"           ARG                 250,000       1,521,369         0.3
  TELEPHONE NETWORKS
                                                 --------------
                                                     75,717,091
                                                 --------------
Finance (13.3%)
-----------------------------------------------
Banco Bradesco de
 Investimento
 S.A. (Preferred)   BRZL          1,752,982,287      16,408,247         2.9
  BANKS-REGIONAL
Grupo Financiero
 Bancrecer, S.A.
 de C.V. "B"        MEX                 846,000      10,883,129         2.0
  BANKS-REGIONAL
Seguros La
 Comercial
 America, S.A. de
 C.V. "B"           MEX              13,686,000       8,374,301         1.5
  INSURANCE - MULTI-LINE
Banco Nacional
 S.A. (Preferred)   BRZL            288,648,798       7,859,182         1.4
  BANKS-REGIONAL
Grupo Financiero
 Banamex Accival,
 S.A. de C.V. "C"   MEX                 764,000       5,253,613         1.0
  BANKS-REGIONAL
Uniao Bancos
 Brasileiros -
 Unibanco
 (Preferred "A")    BRZL            155,670,000       4,924,628         0.9
  BANKS-REGIONAL
Grupo Financiero
 Bancomer, S.A.
 de C.V. "C"        MEX               4,090,000       4,743,065         0.9
  BANKS-REGIONAL
Banco de Credito    PERU              1,762,080       4,190,893         0.8
  BANKS-REGIONAL
Banco Wiese: (c)    PERU                     --              --         0.7
  BANKS-REGIONAL
  Common            --                  592,769       3,124,053          --
  ADR (b)           --                   22,500         478,125          --
Banco do Brasil
 S.A. (Preferred)   BRZL            136,800,000       2,755,450         0.5
  BANKS-REGIONAL
Banco de Bogota     COL                 421,512       2,517,391         0.5
  BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 44

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Pacifico Peruano
 Suisse                  PERU            45,842      $1,306,291         0.2
  INSURANCE - MULTI-LINE
                                                 --------------
                                                     72,818,368
                                                 --------------
Retailers-Other (12.7%)
-----------------------------------------------
Casa Anglo S.A.
 (Preferred) (c)    BRZL             81,848,037      21,334,796         3.9
Lojas Americanas
 S.A. (Preferred)
 (c)                BRZL            564,725,469      17,396,756         3.2
Cifra, S.A. de
 C.V.:              MEX                      --              --         1.7
  "C"               --                2,675,000       7,217,512          --
  "B"               --                  825,000       2,350,962          --
Mesbla S.A.
 (Preferred) (c)    BRZL             37,742,000       7,289,036         1.3
Grupo Elektra,
 S.A. de C.V.
 "CPO" (c)          MEX                 644,000       7,177,448         1.3
Gran Cadena de
 Almacenes
 Colombianos        COL               1,715,678       3,278,888         0.6
Carulla & Cia.
 S.A. Class B
 144A ADR (b)(d)    COL                 132,500       1,987,500         0.4
Farmacias
 Benavides, S.A.
 de C.V. "B"        MEX                 485,000       1,808,857         0.3
                                                 --------------
                                                     69,841,755
                                                 --------------
Consumer Non-Durables (11.0%)
-----------------------------------------------
Coteminas S.A.
 (Preferred)        BRZL             40,781,300      17,394,384         3.2
  TEXTILES & APPAREL
Embotelladora
 Andina S.A. ADR
 (b)                CHLE                435,100      12,019,638         2.2
  BEVERAGES - NON ALCOHOLIC
Fomento Economico
 Mexicano, S.A.
 de C.V. - Femsa
 "B"                MEX               2,151,000       9,463,899         1.7
  BEVERAGES - ALCOHOLIC
Grupo Industrial
 Maseca, S.A. de
 C.V. "B"           MEX               5,222,000       8,520,746         1.6
  FOOD
Cia. Souza Cruz
 Industria E
 Comercio S.A.      BRZL                705,870       6,690,711         1.2
  TOBACCO
Jugos Del Valle
 S.A. Series B
 (c)                MEX                 550,000       3,044,872         0.6
  BEVERAGES - NON ALCOHOLIC
Bavaria (c)         COL                 478,317       1,656,855         0.3
  BEVERAGES - ALCOHOLIC
Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Chocolates                COL            89,896        $955,655         0.2
  FOOD
Embotella Del
 Valle de Anahuac
 S.A. - Emvasa
 "B" (c)                  MEX            46,000         219,814          --
  BEVERAGES - NON ALCOHOLIC
                                                 --------------
                                                     59,966,574
                                                 --------------
Conglomerate (10.9%)
-----------------------------------------------
Grupo Industrial
 Alfa, S.A. de
 C.V. "A"           MEX               1,463,000      20,035,256         3.7
Grupo Carso, S.A.
 de C.V. "A1" (c)   MEX               1,222,500      13,019,340         2.4
Desc Sociedad de
 Fomento
 Industrial, S.A.
 de C.V.:           MEX                      --              --         1.9
  "B"               --                1,193,500       8,833,013          --
  "A"               --                  226,000       1,580,420          --
Grupo Sidek, S.A.
 de C.V.:           MEX                      --              --         1.9
  "B"               --                1,365,000       5,846,591          --
  "A"               --                1,000,000       4,283,217          --
  "L"               --                   58,801         253,571          --
Commercial Del
 Plata              ARG               1,179,840       3,979,642         0.7
Mirgor 144A GDR
 (b)(d)             ARG                 200,000       1,825,000         0.3
                                                 --------------
                                                     59,656,050
                                                 --------------
Energy (5.3%)
-----------------------------------------------
Companhia
 Energetica de
 Minas Gerais -
 Cemig
 (Preferred)        BRZL             98,917,000      10,079,220         1.8
  ELECTRICAL & GAS UTILITIES
C.A. La
 Electricidad de
 Caracas            VENZ              3,265,055       6,376,460         1.2
  ELECTRICAL & GAS UTILITIES
BR Distribuidora
 S.A.               BRZL            105,030,000       5,948,382         1.1
  ENERGY SOURCES
Chilegener S.A.
 ADR (b)            CHLE                128,000       3,616,000         0.7
  ELECTRICAL & GAS UTILITIES
Electricidad de
 Argentina 144A
 ADR (b)(d)         ARG                 110,857       2,023,140         0.4
  ELECTRICAL & GAS UTILITIES
Companhia
 Brasileira de
 Petroleo
 Ipiranga S.A.
 (Preferred)        BRZL             27,800,000         500,664         0.1
  ENERGY SOURCES

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 45

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------
Centrais
 Electricas
 Brasileiras S.A.
 - Electrobras
 (Preferred B)
 New                     BRZL           692,704        $265,099          --
  ELECTRICAL & GAS UTILITIES
                                                 --------------
                                                     28,808,965
                                                 --------------
Capital Goods (4.7%)
-----------------------------------------------
Iochpe Maxion
 (Preferred) (c)    BRZL             22,740,000      15,761,730         2.8
  MACHINERY & ENGINEERING
Bardella S.A. -
 Indust Mec
 (Preferred) (c)    BRZL                 14,135       3,600,741         0.7
  MACHINERY & ENGINEERING
Bufete
 Industrial, S.A.
 de C.V. ADR (b)    MEX                  80,100       3,244,050         0.6
  CONSTRUCTION
Grupo Tribasa,
 S.A. de C.V.
 Sponsored ADR
 (b)(c)             MEX                  52,600       1,650,325         0.3
  CONSTRUCTION
Confab Industrial
 S.A. (Preferred)
 (c)                BRZL                692,000       1,229,858         0.2
  MACHINERY & ENGINEERING
John Deere S.A.
 de C.V. Series A   MEX                 190,000         503,788         0.1
  MACHINERY & ENGINEERING
                                                 --------------
                                                     25,990,492
                                                 --------------
Consumer Durables (1.7%)
-----------------------------------------------
Brasmotor S.A.
 (Preferred) (c)    BRZL             16,390,000       6,796,801         1.2
  APPLIANCES & HOUSEHOLD DURABLES
Continental 2001
 S.A. (Preferred)   BRZL             63,472,000       1,504,076         0.3
  APPLIANCES & HOUSEHOLD DURABLES
Equity                                               Market       % of Net
Investments          Country        Shares           Value        Assets(a)
----------------------------------------------------------------------------

Consorcio Grupo
 Dina, S.A. de
 C.V. ADR (b)             MEX            78,000      $1,004,250         0.2
  AUTOMOBILES
                                                 --------------
                                                      9,305,127
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Equity Investments
 (cost $436,538,340)...........................     509,094,715        92.9
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Fixed Income                       Principal
Investment          Currency        Amount
-----------------------------------------------

Government Bond (0.8%)
----------------------------------------------------------------------------
Venezuela
-----------------------------------------------
Republic of
 Venezuela, Debt
 Conversion Bond,
 5.75% due
 12/18/07 (e)       USD               9,500,000       4,595,625         0.8

Corporate Bond (0.0%)
----------------------------------------------------------------------------
Peru
-----------------------------------------------
Tele 2000 S.A.,
 Conv. Bond,
 9.75% due
 4/14/97 144A (d)   USD                 251,000         243,470          --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Fixed Income Investments (cost
 $5,244,482)...................................       4,839,095         0.8
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Short-Term
Investment
-----------------
Repurchase Agreement (7.5%)
-----------------------------------------------
Dated October 31, 1994 with State Street Bank &
 Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $43,895,000 Federal National Mortgage
 Association Medium Term Note, 5.22% due
 7/10/98. (Market value of $41,830,618,
 including accrued interest.) (cost
 $41,129,369)..................................
                                                     41,129,369         7.5
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments (cost $482,912,191)*.........     555,063,179       101.2
Liabilities Less Other Assets..................      (6,430,069)       (1.2 )
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net Assets.....................................    $548,633,110       100.0
----------------------------------------------------------------------------
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $548,633,110.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)  The coupon rate shown on floating rate note represents the rate at period end.
Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* For Federal income tax purposes, cost is $483,430,419 and appreciation (depreciation) of securities is as follows:
           Unrealized appreciation:     $  91,135,609
           Unrealized depreciation:       (19,502,849)
                                        -------------
           Net unrealized
           appreciation:                $  71,632,760
                                        -------------
                                        -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 46

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                    WRITTEN COVERED CALL OPTION OUTSTANDING
                                OCTOBER 31, 1994

                                                                                               Expiration     Number of
                                                                                    Strike        Date        Contracts
                                                                                  -----------  -----------  -------------
Telefonos de Mexico, S.A. de C.V. -- Telmex (cost $66,750)......................      70         11/15/94           300

                                                                                                Market
                                                                                   Currency      Value
                                                                                  -----------  ---------
Telefonos de Mexico, S.A. de C.V. -- Telmex (cost $66,750)......................         USD   $   1,875
                                                                                               ---------
                                                                                               ---------

----------------
See Notes 1 and 5 of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                                Percentage of Net Assets (a)
                              -----------------------------------------------------------------
                                              Fixed
                                Equity       Income       Short-Term        Other       Total
                              -----------  -----------  ---------------  -----------  ---------
Argentina...................          3.2                                                   3.2
Brazil......................         38.0                                                  38.0
Chile.......................          4.2                                                   4.2
Colombia....................          2.4                                                   2.4
Ecuador.....................          1.1                                                   1.1
Mexico......................         38.7                                                  38.7
Peru........................          2.8                                                   2.8
Venezuela...................          2.5         0.8                                       3.3
United States...............                                     7.5            (1.2)       6.3
                                                 --             --
                                    ---                                        ---    ---------
Total.......................         92.9         0.8            7.5            (1.2)     100.0
                                                 --             --
                                                 --             --
                                    ---                                        ---    ---------
                                    ---                                        ---    ---------

----------------
(a)  Percentages indicated are based on net assets of $548,633,110.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 47

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $482,912,191) (Note 1).....................................  $ 555,063,179
  U.S. currency............................................................................
                                                                                             $       38
  Foreign currency (cost $5,399,742).......................................................
                                                                                              5,515,730      5,515,768
                                                                                             ----------
  Receivable for securities sold.......................................................................     17,000,975
  Receivable for Fund shares sold......................................................................      5,398,807
  Dividends and dividend withholding tax reclaims receivable...........................................        448,646
  Interest receivable..................................................................................        202,962
  Unamortized deferred organizational expenses (Note 1)................................................         52,135
                                                                                                         -------------
  Total assets.........................................................................................    583,682,472
                                                                                                         -------------
Liabilities:
  Payable for securities purchased.....................................................................     26,659,500
  Payable for Fund shares repurchased..................................................................      7,303,307
  Payable for investment management and administration fees (Note 2)...................................        413,628
  Payable for service and distribution expenses (Note 2)...............................................        316,128
  Payable for printing and postage expenses............................................................        103,796
  Payable for registration fees........................................................................         70,945
  Payable for transfer agent fees (Note 2).............................................................         68,266
  Payable for professional fees........................................................................         62,225
  Payable for custodian fees...........................................................................         41,836
  Payable for Directors' fees (Note 2).................................................................          2,525
  Payable for Written Options (Premiums Received $66,750)..............................................          1,875
  Accrued expenses.....................................................................................          5,331
                                                                                                         -------------
  Total liabilities....................................................................................     35,049,362
                                                                                                         -------------
Net assets.............................................................................................  $ 548,633,110
                                                                                                         -------------
                                                                                                         -------------
Class A:
Net asset value and redemption price per share
  ($336,959,883  DIVIDED BY 12,906,277 shares outstanding).............................................  $       26.11
                                                                                                         -------------
                                                                                                         -------------
Maximum offering price per share
  (100/95.25 of $26.11)*...............................................................................  $       27.41
                                                                                                         -------------
                                                                                                         -------------
Class B:+
Net asset value and offering price per share
  ($211,673,227  DIVIDED BY 8,160,109 shares outstanding)..............................................  $       25.94
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 4).............................................................................  $ 442,264,774
  Accumulated net realized gain on investments and foreign currency conversions........................     33,997,752
  Net unrealized appreciation of investments, written options, dividends and dividend withholding tax
   reclaims receivable, interest receivable, securities purchased and sold and foreign currency             72,370,584
   conversions.........................................................................................
                                                                                                         -------------
  Total -- representing net assets applicable to capital shares outstanding............................  $ 548,633,110
                                                                                                         -------------
                                                                                                         -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 48

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income (net of foreign tax withheld of $576,575)............................................  $  5,653,787
  Interest income......................................................................................       865,886
                                                                                                         ------------
  Total investment income..............................................................................     6,519,673
                                                                                                         ------------
Expenses:
  Investment management and administration fees (Note 2)...............................................     3,601,031
  Service and distribution expenses (Note 2):
    Class A..............................................................................  $  1,263,153
    Class B..............................................................................     1,204,826     2,467,979
                                                                                           ------------
  Transfer agent fees (Note 2).........................................................................     1,170,802
  Custodian fees.......................................................................................       511,485
  Registration fees....................................................................................       164,064
  Printing and postage expenses........................................................................       138,640
  Professional fees....................................................................................       112,831
  Amortization of organizational expenses (Note 1).....................................................        30,200
  Director's fees (Note 2).............................................................................         5,532
  Other................................................................................................        19,111
                                                                                                         ------------
  Total expenses.......................................................................................     8,221,675
                                                                                                         ------------
Net investment loss....................................................................................    (1,702,002)
                                                                                                         ------------
Net realized and unrealized gain on investments and foreign currencies (Note 1):
  Net realized gain on investments.......................................................    52,869,883
  Net realized loss on foreign currency conversions......................................   (16,414,110)
                                                                                           ------------
  Net realized gain....................................................................................    36,455,773
  Change in unrealized appreciation of dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, and foreign
   currency conversions..................................................................       624,742
  Change in unrealized appreciation of investments.......................................    42,935,159
                                                                                           ------------
  Net unrealized appreciation..........................................................................    43,559,901
                                                                                                         ------------
Net realized and unrealized gain on investments and foreign currencies.................................    80,015,674
                                                                                                         ------------
Net increase in net assets resulting from operations...................................................  $ 78,313,672
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 49

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment income (loss).................................................................
                                                                                                  $   (1,702,002)   $    1,329,751
  Net realized gain on investments and foreign currency conversions............................
                                                                                                      36,455,773         1,459,001
  Change in unrealized appreciation (depreciation) of investments, dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, and foreign currency conversions................................................................
                                                                                                      43,559,901        29,665,756
                                                                                                 ----------------  ----------------
  Net increase in net assets resulting from operations.........................................
                                                                                                      78,313,672        32,454,508
                                                                                                 ----------------  ----------------
Class A:+
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                      (1,602,016)         (721,128)
  Net realized gain on investments and foreign currency........................................
                                                                                                      (1,208,111)       (6,390,094)
Class B:++
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                        (278,582)                0
  Net realized gain on investments and foreign currency........................................
                                                                                                        (226,277)                0
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.............................................
                                                                                                   1,159,589,487        66,581,343
  Decrease from capital shares repurchased.....................................................
                                                                                                    (828,810,299)      (43,154,222)
                                                                                                 ----------------  ----------------
  Net increase from capital share transactions.................................................
                                                                                                     330,779,188        23,427,121
                                                                                                 ----------------  ----------------
Total increase in net assets...................................................................
                                                                                                     405,777,874        48,770,407
Net assets:
  Beginning of year............................................................................
                                                                                                     142,855,236        94,084,829
                                                                                                 ----------------  ----------------
  End of year..................................................................................
                                                                                                  $  548,633,110*   $  142,855,236**
                                                                                                 ----------------
                                                                                                 ----------------  ----------------
                                                                                                                   ----------------

----------------

*   Including undistributed net investment income of $0.

**  Including undistributed net investment income of $1,142,192.

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 50

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS A+
                                                  ---------------------------------------------            CLASS B++
                                                                               AUGUST 13, 1991    ----------------------------
                                                                                (COMMENCEMENT                   APRIL 1, 1993
                                                    YEAR ENDED OCTOBER 31,      OF OPERATIONS)    YEAR ENDED          TO
                                                  ---------------------------         TO          OCTOBER 31,    OCTOBER 31,
                                                  1994(A)   1993(A)    1992    OCTOBER 31, 1991     1994(A)        1993(A)
                                                  --------  --------  -------  ----------------   -----------   --------------
Per Share Operating Performance:
Net asset value, beginning of period............  $  19.78  $  15.59  $ 16.45      $  14.29        $  19.75        $ 16.26
                                                  --------  --------  -------  ----------------   -----------   --------------
Income from investment operations:
  Net investment income.........................     (0.08)     0.18*    0.25*         0.01*          (0.22)         (0.07)
  Net realized and unrealized gain (loss) on          6.75      5.21    (0.98)         2.15            6.74           3.56
   investments..................................
                                                  --------  --------  -------  ----------------   -----------   --------------
  Net increase (decrease) from investment             6.67      5.39    (0.73)         2.16            6.52           3.49
   operations...................................
                                                  --------  --------  -------  ----------------   -----------   --------------
Distributions:
  Net investment income.........................     (0.19)    (0.12)   (0.13)        (0.00)          (0.18)         (0.00)
  Net realized gain on investments..............     (0.15)    (1.08)   (0.00)        (0.00)          (0.15)         (0.00)
                                                  --------  --------  -------  ----------------   -----------   --------------
    Total distributions.........................     (0.34)    (1.20)   (0.13)        (0.00)          (0.33)         (0.00)
                                                  --------  --------  -------  ----------------   -----------   --------------
Net asset value, end of period..................  $  26.11  $  19.78  $ 15.59      $  16.45        $  25.94        $ 19.75
                                                  --------  --------  -------  ----------------   -----------   --------------
                                                  --------  --------  -------  ----------------   -----------   --------------
Total investment return(d)......................     34.10%     37.1%    (4.5)%         15.1%(b)      33.33%          21.5%(b)

Ratios and supplemental data:
Net assets, end of period (in 000's)............  $336,960  $129,280  $94,085      $125,038        $211,673        $13,576
Ratio of net investment income (loss) to average
 net assets.....................................     (0.29)%      1.3%*     1.3%*          1.2%*(c)     (0.79)%       (0.7)%(c)
Ratio of expenses to average net assets.........      2.04%      2.4%*     2.4%*          2.4%*(c)      2.54%          2.9%(c)
Portfolio turnover rate+++......................       155%      112%     159%         none             155%           112%

------------------

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02, $0.04 and $0.01 for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively. Without such reimbursements, the expense ratios would have been 2.49%, 2.62% and 3.42% and the ratios of net investment income to average net assets would have been 1.25%, 1.07% and 0.15% for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively.

(a) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(b) Not annualized.

(c) Annualized.

(d) Total investment return does not include sales charges.

                  Statement of Additional Information Page 51

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities forward foreign currency contracts, sales of forward currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Fund under each agreement at its maturity.

                  Statement of Additional Information Page 52

                      GT GLOBAL LATIN AMERICA GROWTH FUND

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which for a call requires that the fund hold the underlying security, and for a put requires the Fund to maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. At October 31, 1994, the Fund had written options outstanding.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Fund held no purchased option contracts.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

                  Statement of Additional Information Page 53

                      GT GLOBAL LATIN AMERICA GROWTH FUND

(H)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $177,793. These expenses are being amortized on a straight line basis over a five-year period.

(K)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid-in capital. As of November 1, 1993, the cumulative effect of such differences totaling $78,578 and $119,016 was reclassified from undistributed net investment income and accumulated net realized gain on investments and foreign currency conversions, respectively, to paid-in capital. Net investment loss, net realized gain on investments and foreign currency conversions and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, is the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $443,629 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of

                  Statement of Additional Information Page 54

                      GT GLOBAL LATIN AMERICA GROWTH FUND
$362,115. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90%, of the average net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $825,391,305 and $533,274,904. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1994.

                  Statement of Additional Information Page 55

                      GT GLOBAL LATIN AMERICA GROWTH FUND

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; and 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                          YEAR ENDED                  YEAR ENDED
                                                                       OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                  ---------------------------  ------------------------
CLASS A                                                              SHARES        AMOUNT        SHARES       AMOUNT
                                                                  ------------  -------------  ----------  ------------
Shares sold.....................................................    33,720,715  $ 806,747,697   2,506,794  $ 46,069,459
Shares issued in connection with reinvestment of
  distributions.................................................       111,943      2,416,821     368,884     5,503,764
                                                                  ------------  -------------  ----------  ------------
                                                                    33,832,658    809,164,518   2,875,678    51,573,223
Shares repurchased..............................................   (27,463,633)  (659,239,270) (2,372,133)  (40,939,595)
                                                                  ------------  -------------  ----------  ------------
Net increase....................................................     6,369,025  $ 149,925,248     503,545  $ 10,633,628
                                                                  ------------  -------------  ----------  ------------
                                                                  ------------  -------------  ----------  ------------


                                                                                                    APRIL 1, 1993
                                                                          YEAR ENDED                      TO
                                                                       OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                  ---------------------------  ------------------------
CLASS B                                                              SHARES        AMOUNT        SHARES       AMOUNT
                                                                  ------------  -------------  ----------  ------------
Shares sold.....................................................    14,675,635  $ 350,025,309     801,047  $ 15,008,120
Shares issued in connection with reinvestment of
  distributions.................................................        18,533        399,660           0             0
                                                                  ------------  -------------  ----------  ------------
                                                                    14,694,168    350,424,969     801,047    15,008,120
Shares repurchased..............................................    (7,221,595)  (169,571,029)   (113,511)   (2,214,627)
                                                                  ------------  -------------  ----------  ------------
Net increase....................................................     7,472,573  $ 180,853,940     687,536  $ 12,793,493
                                                                  ------------  -------------  ----------  ------------
                                                                  ------------  -------------  ----------  ------------

5. WRITTEN OPTIONS:
The Fund's written options contract activity for the year ended October 31, 1994, was as follows:

                          COVERED CALL OPTIONS WRITTEN

                                                                                            NUMBER OF
                                                                                            CONTRACTS       PREMIUM
                                                                                            ---------      ---------
Options outstanding at October 31, 1993...................................................       0         $      0
Options written during the year ended October 31, 1994....................................     300           66,750
Options cancelled in closing purchase transactions........................................       0                0
Options expired prior to exercise.........................................................       0                0
Options exercised.........................................................................       0                0
                                                                                               ---         ---------
Options outstanding at October 31, 1994...................................................     300         $ 66,750
                                                                                               ---         ---------
                                                                                               ---         ---------

--------------
FEDERAL TAX INFORMATION:
For Federal income tax purposes, the Fund had distributions from long-term capital gains of $1,023,959.

                  Statement of Additional Information Page 56

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 57

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 58

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUNDS

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

FIXED INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL LATIN AMERICA GROWTH FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON IN SUCH JURISDICTION TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                      LATSA601MC

                               GT GLOBAL EMERGING
                                  MARKETS FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580
                      Statement of Additional Information
                                 March 1, 1995
                           As Revised January 5, 1996

--------------------------------------------------------------------------------

GT Global Emerging Markets Fund ("Fund") is a diversified mutual fund organized as a separate series of G.T. Investment Funds, Inc. ("Company"), a registered open-end management investment company. This Statement of Additional Information relating to the Class A and Class B shares of the Fund, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Class A and Class B Prospectus dated March 1, 1995 as revised January 5, 1996. A copy of the Fund's Prospectus is available without charge by writing to the above address or by calling the Fund at the toll free telephone number listed above.

LGT Asset Management, Inc. ("LGT Asset Management") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      5
Risk Factors.............................................................................................................     14
Investment Limitations...................................................................................................     16
Execution of Portfolio Transactions......................................................................................     18
Directors and Executive Officers.........................................................................................     20
Management...............................................................................................................     22
Valuation of Fund Shares.................................................................................................     24
Information Relating to Sales and Redemptions............................................................................     25
Taxes....................................................................................................................     27
Additional Information...................................................................................................     30
Investment Results.......................................................................................................     31
Description of Debt Ratings..............................................................................................     38
Financial Statements.....................................................................................................     40

[LOGO]

                   Statement of Additional Information Page 1

                        GT GLOBAL EMERGING MARKETS FUND

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital. The Fund seeks this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies in emerging markets. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and United States. The Fund normally may invest up to 35% of its assets in a combination of (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets set forth in the Fund's current Prospectus, if investing therein becomes feasible and desirable subsequent to the date of the Fund's current Prospectus; and (iv) cash and money market instruments.

In determining what countries constitute emerging markets, LGT Asset Management will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SELECTION OF EQUITY INVESTMENTS
LGT Asset Management is the investment manager of the Fund. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, LGT Asset Management ordinarily considers the following factors: prospects for relative economic growth between the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies in emerging markets for investment by the Fund, LGT Asset Management ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act") from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by banks. The Securities and Exchange Commission ("SEC") has proposed a rule which, if adopted, may permit the Fund to invest in certain of these securities subject to certain restrictions. The Fund has obtained an exemption from the SEC to permit the Fund to invest in a manner that is consistent with the SEC's proposed rule.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
With respect to certain countries investments by the Fund presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. The Fund may invest in the securities

                   Statement of Additional Information Page 2

                        GT GLOBAL EMERGING MARKETS FUND
of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, the Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in the aggregate in all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of LGT Asset Management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.

SAMURAI AND YANKEE BONDS
Subject to its fundamental investment restrictions, the Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds would be issued by governments which are members of the Organization for Economic Cooperation and Development ("O.E.C.D.") or have AAA ratings.

DEPOSITORY RECEIPTS
The Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, the Fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by the Fund in units or attached to

                   Statement of Additional Information Page 3

                        GT GLOBAL EMERGING MARKETS FUND
securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Fund and may be changed by vote of the Company's Board of Directors without shareholder approval.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, I.E., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, the Fund may be required to sell portfolio securities to restore 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

The Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by vote of a majority of the Company's Board of Directors. In the event that the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase, the security in the future at an agreed upon price, which includes an interest component. The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain in a segregated account with a custodian cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to

                   Statement of Additional Information Page 4

                        GT GLOBAL EMERGING MARKETS FUND
agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by LGT Asset Management to be of good standing and will not be made unless, in the judgment of LGT Asset Management, the consideration to be earned from such loans would justify the risk.

SHORT SALES
The Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) to offset potential declines in long positions in securities it owns, or anticipates acquiring, and (ii) in order to maintain portfolio flexibility.

When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral (usually cash, government securities or other highly liquid securities similar to those borrowed) deposited with the intermediary. The Fund also will be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange. The Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

--------------------------------------------------------------------------------

                              OPTIONS, FUTURES AND
                              CURRENCY STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon LGT Asset Management's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While LGT Asset Management is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

                   Statement of Additional Information Page 5

                        GT GLOBAL EMERGING MARKETS FUND

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because LGT Asset Management projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of LGT Asset Management, the Fund's investment manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). As long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

                   Statement of Additional Information Page 6

                        GT GLOBAL EMERGING MARKETS FUND

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, LGT Asset Management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

The Fund generally would write put options in circumstances where LGT Asset Management wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when LGT Asset Management deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

                   Statement of Additional Information Page 7

                        GT GLOBAL EMERGING MARKETS FUND

The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

                   Statement of Additional Information Page 8
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                        GT GLOBAL EMERGING MARKETS FUND

The Securities and Exchange Commission ("SEC") staff considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

                   Statement of Additional Information Page 9

                        GT GLOBAL EMERGING MARKETS FUND

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Fund may enter into interest rate or currency futures contracts, and may enter into stock index Futures Contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

                  Statement of Additional Information Page 10
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                        GT GLOBAL EMERGING MARKETS FUND

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference

                  Statement of Additional Information Page 11

                        GT GLOBAL EMERGING MARKETS FUND
between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars, but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

                  Statement of Additional Information Page 12
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                        GT GLOBAL EMERGING MARKETS FUND

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which LGT Asset Management believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if

                  Statement of Additional Information Page 13

                        GT GLOBAL EMERGING MARKETS FUND
the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

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    SPECIAL  CONSIDERATIONS  AFFECTING  EMERGING  MARKETS.  Investing  in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii)  certain  national  policies  which  may  restrict  the  Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may
entail  special  risks  relating  to   the  potential  political  and   economic
instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in

                  Statement of Additional Information Page 14

                        GT GLOBAL EMERGING MARKETS FUND
government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933 ("1933 Act"), are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to LGT Asset Management, in accordance with procedures approved by the Company's Board of Directors. LGT Asset Management takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security: (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is affected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). LGT Asset Management monitors the liquidity of securities in the Fund's portfolio and periodically reports on such decisions to the Board of Directors.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, LGT Asset Management will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure information.

    CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of

                  Statement of Additional Information Page 15

                        GT GLOBAL EMERGING MARKETS FUND
any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries, and the U.S., and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers are generally subject to less governmental supervision and regulation than in the United States, and foreign securities transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. LGT Asset Management will consider such difficulties when determining the allocation of the Fund's assets, although LGT Asset Management does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------
The Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

                  Statement of Additional Information Page 16

                        GT GLOBAL EMERGING MARKETS FUND

        (2) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

        (4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal or state securities laws;

        (5) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (6) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Fund may make deposits of margin in connection with futures and forward contracts and options thereon;

        (7) Borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

        (8) Mortgage, pledge, or in any other manner transfer as security for any indebtedness any of its assets, except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of the Fund's assets;

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs, however, the Fund may invest in securities of companies that engage in these activities ; or

       (10) With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

For purposes of concentration policy of the Fund contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following operating policies of the Fund are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, one or more of the officers or Directors of the Fund, its investment adviser, or distributor, each own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of the securities of such issuer;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

        (5) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets, except that the Fund may purchase securities when outstanding borrowings represent less than 5% of the Fund's assets;

        (6) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation; or

        (7) Invest more than 10% of its total assets in securities that are restricted as to resale without registration under the 1933 Act.

                  Statement of Additional Information Page 17

                        GT GLOBAL EMERGING MARKETS FUND

Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------
Subject to policies established by the Company's Board of Directors, LGT Asset Management is responsible for the execution of the Fund's portfolio transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, LGT Asset Management seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although LGT Asset Management generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent  with  the interests  of the  Fund, LGT  Asset Management  may select brokers to execute the Fund's portfolio transactions on the basis of the research services they provide to LGT Asset Management for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by LGT Asset Management under the Management Contract (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LGT Asset Management determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LGT Asset Management to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

LGT Asset Management may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

Investment decisions for the Fund and for other investment accounts managed by LGT Asset Management are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases LGT Asset Management believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, LGT Asset Management may consider a broker/dealer's sale of the shares of the Fund and the other funds for which LGT Asset Management serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and broker/dealers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

                  Statement of Additional Information Page 18

                        GT GLOBAL EMERGING MARKETS FUND

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal period May 18, 1992 (commencement of operations) through October 31, 1992, and for the fiscal years ended October 31, 1993 and 1994, the Fund paid aggregate brokerage commissions of $942,553, 2,361,620 and $1,747,307, respectively.

PORTFOLIO TRADING AND TURNOVER
The Fund engages in portfolio trading when LGT Asset Management has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

Although the Fund generally does not intend to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever LGT Asset Management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund anticipates that its annual portfolio turnover rate should not exceed 100%; however, the portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly. For the fiscal year ended October 31, 1994 and 1993, the Fund's portfolio turnover rates were 100% and 99%, respectively.

                  Statement of Additional Information Page 19

                        GT GLOBAL EMERGING MARKETS FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

--------------------------------------------------------------------------------

The Company's Bylaws authorize a Board of Directors of between 1 and 25 persons, as fixed by the Board of Directors. Directors normally are elected by shareholders; however, a majority of remaining Directors may fill Director vacancies caused by resignation, death or expansion of the Board. The Company's Directors and Executive Officers are listed below.

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 42                    Director of Liechtenstein Global Trust (holding company of the various international LGT
Director, Chairman of the Board and      companies) since 1990; Director and President of LGT Asset Management since 1989; Director
President                                and President of GT Global since 1987; and Director and President of GT Services since
50 California Street                     1990. Mr. Minella also is a director or trustee of each of the other investment companies
San Francisco, CA 94111                  registered under the 1940 Act that is managed or administered by LGT Asset Management.

C. Derek Anderson, 53                    Chairman, Anderson Capital Management, Inc. from 1988 to present; Chairman, Plantagenet
Director                                 Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; Director, American
220 Sansome Street                       Heritage Group Inc.; Director, T.L. Higgins Inc. and various other companies. Anderson
Suite 400                                also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94104                  the 1940 Act that is managed or administered by LGT Asset Management.

Frank S. Bayley, 55                      A Partner of Baker & McKenzie (a law firm) and serves as Director and Chairman of C.D.
Director                                 Stimson and Company (a private investment company); Trustee, Seattle Art Museum. Mr.
2 Embarcadero Center                     Bayley also is a director or trustee of each of the other investment companies registered
Suite 2400                               under the 1940 Act that is managed or administered by LGT Asset Management.
San Francisco, CA 94111

Arthur C. Patterson, 52                  Managing Partner of Accel Partners (a venture capital firm). Mr. Patterson also serves as
Director                                 a director of various computing and software companies. Mr. Patterson also is a director
One Embarcadero Center                   or trustee of each of the other investment companies registered under the 1940 Act that is
Suite 3820                               managed or administered by LGT Asset Management.
San Francisco, CA 94111

Ruth H. Quigley, 59                      Private investor. From 1984 to 1986, Miss Quigley was President of Quigley Friedlander &
Director                                 Co., Inc. (a financial advisory services firm). Ms. Quigley also is a director or trustee
1055 California Street                   of each of the other investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94108                  administered by LGT Asset Management.

F. Christian Wignall, 39                 Senior Vice President, Chief Investment Officer - Global Equities and a Director of LGT
Vice President and Chief Investment      Asset Management since 1987, and Chairman of the Global Investment Policy Committee of
Officer -                                affiliated international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

                  Statement of Additional Information Page 20

                        GT GLOBAL EMERGING MARKETS FUND

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Gary Kreps, 40                           Senior Vice President and Chief Investment Officer - Global Fixed Income of LGT Asset
Vice President and Chief Investment      Management and a Director since 1992. Prior to joining LGT Asset Management, Mr. Kreps was
Officer -                                Senior Vice President of the Putnam Companies from 1988 to 1992.
Global Fixed Income
50 California Street
San Francisco, CA 94111

Helge K. Lee, 48                         Senior Vice President, General Counsel and Secretary of LGT Asset Management, GT Global
Vice President and Secretary             and GT Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel
50 California Street                     and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
San Francisco, CA 94111                  Funds from October, 1991 through May, 1994. For more than five years prior to October,
                                         1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

James R. Tufts, 37                       Senior Vice President - Finance and Administration of LGT Asset Management, GT Global and
Vice President and                       GT Services since 1994. Prior thereto, Mr. Tufts was Vice President - Finance of LGT Asset
Chief Financial Officer                  Management and GT Global since 1987; Vice President - Finance of GT Services since 1990;
50 California Street                     and a Director of LGT Asset Management, GT Global and GT Services since 1991.
San Francisco, CA 94111

Kenneth W. Chancey, 50                   Vice President of LGT Asset Management and GT Global since 1992. Mr. Chancey was Vice
Vice President and Chief                 President of Putnam Fiduciary Trust Company from 1989 to 1992.
Accounting Officer
50 California Street
San Francisco, CA 94111

Peter R. Guarino, 36                     Assistant General Counsel of LGT Asset Management, GT Global and GT Services since 1991.
Assistant Secretary                      From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto,
50 California Street                     he was associated with Colonial Management Associates, Inc.
San Francisco, CA 94111

--------------
* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., GT Global Developing Markets Fund, Inc., a Trustee and officer of G.T. Global Growth Series and a Trustee and officer of GT Greater Europe Fund, Global High Income Portfolio, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series and Global Investment Portfolio, which also are registered investment companies managed by LGT Asset Management. Each Director and Officer serves in total as a Director and/or Trustee and Officer, respectively, of 9 registered investment companies with 38 series managed or administered by LGT Asset Management. The Company pays each Director who is not a director, officer or employee of LGT Asset Management or any affiliated company $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For fiscal year ended December 31, 1994, the Company paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley received Directors' fees and expense reimbursements of $37,114, $39,425, $31,941 and $33,178, respectively. For the year ended October 31, 1994, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of LGT Asset Management or any affiliated company, received total compensation of $86,260.80, $91,278.72, $74,492.00 and $78,665.19, respectively, from the 38 GT Global Funds for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension, or retirement benefits. As of the date of this Statement of Additional Information, the officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's funds in the aggregate.

                  Statement of Additional Information Page 21

                        GT GLOBAL EMERGING MARKETS FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
LGT Asset Management serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and LGT Asset Management. As investment manager and administrator, LGT Asset Management makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, LGT Asset Management furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities. For these services, the Fund pays LGT Asset Management investment management and administration fees, based on the Fund's average daily net assets, computed daily and paid monthly at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter.

The Management Contract, has an initial two-year term with respect to the Fund from the date of the commencement of Fund operations, and may be renewed for additional one-year terms thereafter with respect to the Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract was approved with respect to the Fund by the vote of the Board of Directors of the Company on June 15, 1994. The Management Contract provides that with respect to the Fund either the Company or LGT Asset
Management may terminate the Contract without penalty upon sixty (60) days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Contract, LGT Asset Management has agreed to reimburse the Fund if the Fund's annual ordinary expenses exceed the most stringent expense limitations prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that the Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, payments of distribution fees, in part, certain expenses attributable to investing outside the U.S. and extraordinary expenses. LGT Asset Management and GT Global have undertaken to limit the Fund's Class A share and Class B share expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.40% and 2.90% of the average daily net assets of the Class A and Class B shares of the Fund, respectively. For the fiscal period May 18, 1992 (commencement of operations) through October 31, 1992, and for the fiscal years ended October 31, 1993 and 1994, the Fund paid investment management and administration fees to LGT Asset Management in the amounts of $314,356, $1,161,673 and $4,702,869, respectively.

Certain emerging market countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund intends to retain a local entity to provide such administrative services. The local administrator will be paid a fee by the Fund for its services.

DISTRIBUTION SERVICES
The Fund's Class A and Class B shares are offered through the Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global. The Distribution Contracts were last approved with respect to the Fund's Class A and Class B shares by the Board of Directors on June 15, 1994.

As described in the Prospectus, the Company has adopted separate Distribution Plans with respect to each Class of shares of the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payments by the Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                  Statement of Additional Information Page 22

                        GT GLOBAL EMERGING MARKETS FUND
The Fund makes no payments under the Plans to any party other than GT Global, which is the distributor (principal underwriter) of the Fund's shares. The Fund's Class B Plan took effect in April 1, 1993. The following table discloses payments made by the Fund to GT Global under the two plans of distribution during the Fund's last fiscal year:

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
Year ended October 31, 1994.................................................................  $   1,530,305  $   1,762,845

The Plans were last approved with respect to the Fund on June 15, 1994 by the Company's Board of Directors, including a majority of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans or in any agreement related thereto ("Qualified Directors"). In approving the Plans, the Directors determined that the continuation of each Plan was in the best interests of the Fund and its shareholders. Agreements related to the Plans must also be approved by such vote of the Directors and Qualified Directors as described above. The Fund's plan of distribution pursuant to Rule 12b-1 in effect prior to the issuance of two classes of shares, which was substantially similar to the current Class A Plan, was approved by LGT Asset Management, as the initial shareholder of the Fund, on May 11, 1992. The Class B Plan was approved by LGT Asset Management as initial sole shareholder of the Class B shares of the Fund on March 31, 1993.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act. If the offering of Fund shares is suspended in the future, the Directors will consider that fact in connection with their quarterly review of amounts expended under the Plans and the purposes for which such expenditures were made and the Directors, including the Qualified Directors, will consider that fact in connection with their annual review of the Plans.

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers that sell shares. The following table reviews the extent of such activity for the periods indicated under a sales structure substantially similar to the current Class A structure:

                                                                                     SALES CHARGES   AMOUNTS    AMOUNTS
YEAR ENDED OCTOBER 31,                                                                 COLLECTED    RETAINED   REALLOWED
-----------------------------------------------------------------------------------  -------------  ---------  ----------
1994...............................................................................   $ 4,220,962   $ 460,124  $3,768,838
1993...............................................................................     1,561,000     161,475   1,399,525
May 18, 1992 (commencement of operations) through October 31, 1992.................     3,178,883     452,159   2,746,713

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to Class A Shares other than as described above. GT Global receives any contingent deferred sales charges payable with respect to redemption of Class B Shares. For the period April 1, 1993 (commencement of operations) through October 31, 1993, and for the fiscal year ended October 31, 1994, GT Global collected contingent deferred sales charges in the amount of $2,598 and $433,744, respectively.

TRANSFER AGENCY SERVICES
GT Global Investor Services, Inc. ("Transfer Agent") has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

EXPENSES OF THE FUND
As described in the Prospectus, the Fund pays all of its own expenses not assumed by other parties. The allocation of general Company expenses and expenses shared among the Fund and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds. For the fiscal period May 18, 1992 (commencement of operations) through October 31, 1992, LGT Asset Management reimbursed the Fund

                  Statement of Additional Information Page 23

                        GT GLOBAL EMERGING MARKETS FUND
for a portion of the Fund's aggregate operating expenses in the amount of $167,334. For the fiscal year ended October 31, 1993, LGT Asset Management reimbursed the Fund for a the Class A and Class B aggregate operating expenses in the amounts of $565,445 and $43,668, respectively.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the end of regular trading on The New York Stock Exchange, Inc. ("NYSE") (currently at 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), on each Business Day as open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Funds' portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs, CDRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange, or in the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management to be the primary market. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing exchange rate as determined by LGT Asset Management on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into

                  Statement of Additional Information Page 24

                        GT GLOBAL EMERGING MARKETS FUND
account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

Securities trading in emerging markets may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless LGT Asset Management, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot provide or redeem the Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment of Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to assure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 business days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (E.G., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with

                  Statement of Additional Information Page 25

                        GT GLOBAL EMERGING MARKETS FUND
the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
Class A or Class B shares of the Fund also may be purchased as the underlying investment for an IRA meeting the requirements of section 408(a) of the Internal Revenue Code of 1986, as amended ("Code"). IRA applications are available from brokers or GT Global.

EXCHANGES BETWEEN FUNDS
Shares of the Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon 60 days prior notice to the shareholders of such fund and is available only in states where the exchange may be legally made. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon 30 days' written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Fund's prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which will prohibit the Fund from disposing of its portfolio securities or in fairly determining the value of its assets, or
(3) as the SEC may otherwise permit.

                  Statement of Additional Information Page 26

                        GT GLOBAL EMERGING MARKETS FUND

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. This election is irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Fund's Automatic Investment Plan ("AIP"), investors or their brokers should specify whether investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent:
(1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Fund's prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of a Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by the Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Fund upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the Fund or the Transfer Agent.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on

                  Statement of Additional Information Page 27

                        GT GLOBAL EMERGING MARKETS FUND
December  31 of that year  if the distributions are paid  by the Fund during the
following  January.   Accordingly,  those   distributions  will   be  taxed   to
shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to federal income tax on a portion of any "excess distribution" received on, the stock or of any gain from disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributed the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent that income is distributed to its shareholders.

If the Fund does invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The "Tax Simplificiation and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

                  Statement of Additional Information Page 28

                        GT GLOBAL EMERGING MARKETS FUND

NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate).
Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition by the Fund of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition by the Fund of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of those transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, Futures, Forward Contracts or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other  than  those  that  are  part  of  a  "mixed  straddle")  ("Section  1256
Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign currency-denominated debt securities and options, Futures and Forward Contracts and options on foreign currencies. Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                  Statement of Additional Information Page 29

                        GT GLOBAL EMERGING MARKETS FUND

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of LGT Asset Management and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Investment Trust Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd. in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
LGT Asset Management has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 30

                        GT GLOBAL EMERGING MARKETS FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

The Fund's "Standardized Return," as referred to in the Prospectus (see "Other Information -- Performance Information in the Prospectus"), is calculated separately for Class A and Class B shares of the Fund, as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (4) a complete redemption at the end of any period illustrated.

The Fund's Standardized Returns for its Class A shares, stated as average annualized total returns, at October 31, 1994, was as follows:

PERIOD                                                                                                 STANDARDIZED RETURN
----------------------------------------------------------------------------------------------------  ---------------------
Year ended October 31, 1994.........................................................................           26.29%
May 18, 1992 through October 31, 1994...............................................................           21.26%

The Fund's Standardized Returns for its Class B shares which were first offered on April 1, 1993, stated as average annual total returns for the periods shown, were:

PERIOD                                                                                                 STANDARDIZED RETURN
----------------------------------------------------------------------------------------------------  ---------------------
Year ended October 31, 1994.........................................................................           26.77%
April 1, 1993 to October 31, 1994...................................................................           35.32%

"Non-Standardized Return," as referred to in the Prospectus, is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. As discussed in the Prospectus, the Fund may quote non-standardized total returns that do not reflect the effect of sales charges. Non-Standardized Returns may be quoted from the same or different time periods for which Standardized Returns are quoted. The Fund's Non-Standardized Returns for its Class A shares, stated as aggregate total returns, at October 31, 1994, were as follows:

                                                                                                       NON-STANDARDIZED
PERIOD                                                                                              AGGREGATE TOTAL RETURN
--------------------------------------------------------------------------------------------------  -----------------------
Year ended October 31, 1994.......................................................................            32.58%
May 18, 1992 through October 31, 1994.............................................................            68.52%

The Fund's Non-Standardized Return for its Class B shares which were first offered on April 1, 1993, stated as aggregate total returns, for the periods shown, were as follows:

PERIOD                                                                                             NON-STANDARDIZED RETURN
------------------------------------------------------------------------------------------------  -------------------------
Year ended October 31, 1994.....................................................................             31.77%
April 1, 1993 to October 31, 1994...............................................................             65.43%

The Fund's Non-Standardized Returns for its Class A shares, stated as average annualized total returns, at October 31, 1994, were as follows:

                                                                                                         NON-STANDARDIZED
                                                                                                        AVERAGE ANNUALIZED
PERIOD                                                                                                     TOTAL RETURN
-----------------------------------------------------------------------------------------------------  ---------------------
Year ended October 31, 1994..........................................................................           32.58%
May 18, 1992 through October 31, 1994................................................................           23.69%

                  Statement of Additional Information Page 31

                        GT GLOBAL EMERGING MARKETS FUND

The Fund's Non-Standardized Returns for its Class B shares, stated as average annualized total returns, for the periods shown, were:

                                                                                                         NON-STANDARDIZED
                                                                                                        AVERAGE ANNUALIZED
PERIOD                                                                                                     TOTAL RETURN
-----------------------------------------------------------------------------------------------------  ---------------------
Year ended October 31, 1994..........................................................................           31.77%
April 1, 1993 through October 31, 1993...............................................................           37.42%

Standardized Returns and non-Standardized Returns are not presented for the Advisor Class shares because no shares of that class were outstanding during the fiscal year ended October 31, 1994.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. The Fund will include performance data for both classes of shares of the Fund in any advertisement or information including performance data of the Fund.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of the Fund's assets under management in advertising materials.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their invesments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., LGT Asset Management, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

Each Fund and GT Global may from time to time compare the Fund with, but not limited to, the following:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

                  Statement of Additional Information Page 32

                        GT GLOBAL EMERGING MARKETS FUND

        (5) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Service ("CDA/Wiesenberger"), Morningstar Inc." and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard the Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger ("Morningstar") and/or other firms as applicable, or to specific funds or groups of funds within or without such peer group. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (8) Standard & Poor's "500" Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

       (10) Dow Jones Industrial Average.

       (11) CNBC/Financial News Composite Index.

       (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

       (13) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on stock markets in developing countries.

       (14) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (15) The World Bank Publication of Trends in Developing Countries (TIDE) provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and
    regional  economic  trends  and   their  implications  for  the   developing
    economies.

       (16) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

       (17) Datastream and Worldscope an on-line database retrieval service for information including but not limited to international financial and economic data.

       (18) International Financial Statistics, which is produced by the International Monetary Fund.

       (19)   Various  publications  and  annual   reports  such  as  the  World
    Development Report, produced by the World Bank and its affiliates.

       (20) Various publications from the International Bank for Reconstruction and Development/The World Bank.

       (21) Various publications including but not limited to ratings agencies such as Moody's Investors Services, Fitch Investors Service, Standard & Poor's Ratings Group.

       (22) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (23) Various publications from the Organization for Economic Cooperation and Development (OECD).

Indices, economic and financial data prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc. J. P. Morgan, Morgan Stanley, Smith Barney

                  Statement of Additional Information Page 33

                        GT GLOBAL EMERGING MARKETS FUND
Shearson, S.G. Warburg, Jardine Flemming, Barings Securities, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbottson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, performance rankings, ratings and commentary reported periodically in national financial publications, included but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available.

GT Global believes the Fund is an appropriate investment for long-term investment goals including but not limited to funding retirement, paying for education or purchasing a house. The Fund does not represent a complete investment program and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

GT Global believes that a growing number of consumer products, including but not limited to home appliances, automobiles and clothing, purchased by Americans are manufactured abroad. GT Global believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, GT Global may refer to or advertise the names of such companies although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, GT Global may reference or discuss its products and services, which may include: retirement investing; the effects of dollar-cost averaging and saving for college or a home. In addition, GT Global may quote financial

                  Statement of Additional Information Page 34

                        GT GLOBAL EMERGING MARKETS FUND
or  business  publications  and  periodicals,  including  model  portfolios   or
allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its Quotron number, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar,Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of GT Global Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

The Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable you to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for each individual (subject to the maximum of $2,000 per IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2, or thereafter.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SALARY-REDUCTION SEP-IRAS: Simplified employee pension (SEP) plans and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit corporations can make pre-tax salary reduction contributions to these accounts.

PROFIT SHARING (INCLUDING 401(K)) AND MONEY PURCHASE PENSION PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permit the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

                  Statement of Additional Information Page 35

                        GT GLOBAL EMERGING MARKETS FUND

From time to time, the Funds and GT Global will quote information including but not limited to data regarding individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable including but not limited to the economic and financial data of the referenced financial organizations such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., S.G. Warburg and Barings Securities.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country or market: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers Inc., S.G. Warburg and Barings Securities.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: GT Capital Management, Inc.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Investment Trust Management Ltd. (Japan) as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

THE GT ADVANTAGE
With respect to GT Global Emerging Markets Fund, LGT Asset Management has developed a unique team approach to its emerging markets money management. LGT economists and strategists in Hong Kong determine the geographic allocation of the Fund's assets according to each country's relative industrial development, potential for productivity gains, and the likely impact of financial liberalization. Then, LGT portfolio managers in London, San Francisco, Hong Kong and Singapore identify the individual securities that they believe have the strongest long-term growth potential in each emerging market. Generally, securities in Asia are selected by managers in Hong Kong;

                  Statement of Additional Information Page 36

                        GT GLOBAL EMERGING MARKETS FUND
San Francisco-based managers look for opportunities in Latin America; and European securities are selected by London-based personnel.

For the other funds in the GT Global Mutual Funds, LGT Asset Management has developed a unique team approach to its global money management which we call the GT Advantage. LGT Asset Management's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by LGT Asset Management's Investment Policy Committee which sets broad guidelines for asset allocation and currency management based on LGT Asset Management's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth potential.

                  Statement of Additional Information Page 37

                        GT GLOBAL EMERGING MARKETS FUND

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S INVESTORS SERVICE, INC. ("Moody's") employs the designations "Prime-1" "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP ("S & P") ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (++) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  Statement of Additional Information Page 38

                        GT GLOBAL EMERGING MARKETS FUND

DESCRIPTION OF BOND RATINGS
Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are as follows:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

        A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Speculative grade ratings are as follows:

        Ba -- These Bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- These bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are as follows:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

Speculative grade ratings are as follows:

        BB -- Have less near-term vulnerability to default than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-'rating.

        B -- Have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

        CCC -- Have currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse

                  Statement of Additional Information Page 39

                        GT GLOBAL EMERGING MARKETS FUND
    business, financial, or economic conditions, these bonds are not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

        CC -- This rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

        C -- This rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' debt rating. This rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        CI -- This rating is reserved for income bonds on which no interest is being paid.

        D -- Are in payment default. This rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating also will be used up on filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
The audited financial statements of the GT Global Emerging Markets Fund at October 31, 1994 and for the period then ended appear on the following pages.

                  Statement of Additional Information Page 40

                        GT GLOBAL EMERGING MARKETS FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the schedule of portfolio investments, as of October 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Emerging Markets Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 41

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Materials/Basic Industries (15.8%)
-----------------------------------------------
Chemicals (2.5%)
-----------------------------------------------
TPI Polene Company
 Ltd. (Foreign)       THAI              994,600     $10,776,164         1.6
Miwon Petro-
 chemical Co.:        KOR                    --              --         0.6
  Common              --                140,680       2,977,355          --
  New (c)             --                 51,342       1,086,603          --
Fauji Fertilizer
 Co. Ltd.             PAK               475,000       1,537,770         0.2
Korea Chemical
 Company Ltd.         KOR                 3,500         593,717         0.1
Lucky Company Ltd.:   KOR                    --              --          --
  Common              --                  4,494         170,809          --
  New                 --                    264           9,733          --
Engro Chemical (c)    PAK                16,260         140,906          --
Forest Products (1.5%)
-----------------------------------------------
Sappi Limited         S AFR             500,000       8,416,459         1.2
PT Barito Pacific
 Timber (Foreign)     INDO              820,000       1,396,869         0.2
Aracruz Celulose
 S.A. ADR (b)(c)      BRZL               50,000         637,500         0.1
Gold (1.0%)
-----------------------------------------------
Ashanti Goldfields
 144A GDR (b)(c)(d)   S AFR             185,000       3,959,000         0.6
Kloof Gold Mining     S AFR             150,000       2,562,344         0.4
Metals - Non-Ferrous (2.0%)
-----------------------------------------------
Companhia Vale do
 Rio Doce - CVRD
 (Preferred)          BRZL           43,600,000       9,453,555         1.3
General Mining
 Union Corpo-
 ration (Gencor)      S AFR             765,000       2,813,903         0.4
Paranapanema S.A.
 (Preferred) (c)      BRZL          146,600,000       2,398,751         0.3
Metals - Steel (4.4%)
-----------------------------------------------
SA Iron & Steel
 Industrial Corp.
 Ltd. - ISCOR         S AFR          12,540,097      14,635,324         2.1

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Compania
 Siderurgica de
 Tubar S.A. "B"
 144A ADR (b)(d)(c)        BRZL         217,000      $7,866,250         1.1
Pohang Iron & Steel
 Company Ltd.               KOR          36,220       4,306,201         0.6
Korea Iron & Steel
 Company: (c)               KOR              --              --         0.4
  Common                     --          60,190       1,781,891          --
  New                        --          21,380         613,955          --
Pusan Steel Pipe
 Corporation                KOR          32,888       1,441,802         0.2
Paper/Packaging (1.1%)
-----------------------------------------------
Siam Pulp & Pulp
 (Foreign)                 THAI         873,000       3,082,825         0.4
Kimberly-Clark de
 Mexico, S.A. de
 C.V. "A"                   MEX         132,000       2,623,076         0.4
PT Indah Kiat Pulp
 & Paper (Foreign)         INDO       1,860,000       2,205,111         0.3
Packages Ltd.               PAK          21,500         126,553          --
Cement (3.3%)
-----------------------------------------------
Cementos Mexicanos,
 S.A. de C.V. -
 Cemex:               MEX                    --              --         1.1
  "B"                 --                796,125       7,399,880          --
  "A"                 --                 40,837         365,891          --
Siam Cement Co.
 Ltd. (Foreign)       THAI               78,600       4,535,586         0.6
Chosun Refractories
 Co.:                 KOR                    --              --         0.4
  Common              --                 52,420       2,212,232          --
  New (c)             --                 13,623         563,764          --
Dandot Cement Co.
 Ltd. (c)             PAK               563,080       2,669,935         0.4
PT Indocement
 Tunggal (Foreign)    INDO              580,000       2,189,687         0.3
PT Semen Cibinong
 (Foreign)            INDO              524,600       1,859,770         0.3
Cherat Cement (c)     PAK               210,908         827,631         0.1
Cementos Norte
 Pacasmayo S.A. (c)   PERU              139,151         564,126         0.1
                                                 --------------
                                                    110,802,928
                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 42

                        GT GLOBAL EMERGING MARKETS FUND

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Banking (14.0%)
-----------------------------------------------
Banks - Money Center (1.6%)
-----------------------------------------------
Development &
 Commercial Bank
 Bhd.                 MAL             1,738,000      $4,796,594         0.7
United Overseas
 Bank Ltd.
 (Foreign)            SING              230,000       2,522,480         0.4
Akbank T.A.S.         TRKY            8,000,000       2,286,033         0.3
Malayan Banking
 Berhad               MAL               250,000       1,702,877         0.2
Banks - Regional (12.4%)
-----------------------------------------------
The Thai Farmers
 Bank, Ltd.
 (Foreign)            THAI            1,327,600      11,720,385         1.7
Grupo Financiero
 Banamex Accival,
 S.A. de C.V -
 Banacci.:            MEX                    --              --         1.3
  "B"                 --              1,152,000       7,048,951          --
  "C"                 --                324,000       2,227,972          --
  "L"                 --                 42,100         279,685          --
Siam Commercial
 Bank Public Co.
 Ltd. (Foreign)       THAI              700,700       7,254,438         1.0
Banco do Brasil
 S.A. (Preferred)     BRZL          356,630,000       7,183,306         1.0
Cho Hung Bank         KOR               302,489       5,574,974         0.8
Uniao Bancos
 Brasileiros -
 Unibanco
 (Preferred "A")      BRZL          165,720,000       5,242,564         0.7
Banco Nacional S.A.
 (Preferred)          BRZL          185,011,200       5,037,390         0.7
Banco Ganadero
 S.A.:                COL                    --              --         0.7
  144A ADR (b)(d)     --                150,000       4,200,000          --
  Common              --              2,394,122         785,839          --
Grupo Financiero
 Bancomer, S.A. de
 C.V. "C"             MEX             4,202,000       4,872,949         0.7
Banco de Credito      PERU            2,022,838       4,811,074         0.7
Bank of Seoul:        KOR                    --              --         0.6
  Common              --                369,000       3,737,415          --
  New (c)             --                 77,722         787,207          --
Grupo Financiero
 Serfin S.A. de
 C.V.:                MEX                    --              --         0.5
  ADR (b)             --                125,000       2,218,750          --
  "B"                 --                280,000       1,207,459          --
Philippines
 National Bank        PHIL              210,000       3,302,419         0.5
Chung Chong Bank      KOR               135,000       1,751,701         0.2
State Bank of India
 Limited (c)          IND               214,700       1,276,345         0.2
Korea First Bank      KOR                60,000       1,214,966         0.2
Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------

Shinhan Bank                KOR          30,000      $1,106,652         0.2
Turkiye Garanti
 Bankasi A.S.              TRKY       4,197,000         994,550         0.1
Banco Itau S.A.
 (Preferred)               BRZL       2,970,000         953,637         0.1
PT Bank Bali
 (Foreign)                 INDO         248,500         675,023         0.1
Ionian Bank                GREC          34,544         670,736         0.1
Banco Bradesco de
 Investimento S.A.
 (Preferred)               BRZL      58,592,750         548,439         0.1
Korea Long Term
 Credit Bank:               KOR              --              --         0.1
  Common                     --          15,000         529,101          --
  New (c)                    --           2,818          96,418          --
Boram Bank:                 KOR              --              --         0.1
  Preferred                  --          43,000         418,191          --
  Preferred
   New (c)                   --          10,220          96,411          --
                                                 --------------
                                                     99,132,931
                                                 --------------
Services (12.3%)
-----------------------------------------------
Grupo Televisa,
 S.A. de C.V. GDR
 (b)                        MEX         436,500      19,369,679         2.7
  BROADCASTING & PUBLISHING
Telecomunicacoes
 Brasileiras S.A. -
 Telebras:            BRZL                   --              --         2.5
  TELEPHONE NETWORKS
  Sponsored ADR (b)   --                214,189      10,281,072          --
  Preferred           --            146,528,300       7,065,997          --
  Preferred New (c)   --              3,340,409         144,975          --
Telefonos de
 Mexico, S.A. de
 C.V.:                MEX                    --              --         2.0
  TELEPHONE NETWORKS
  "L" ADR (b)         --                232,200      12,771,000          --
  "L"                 --                400,000       1,116,550          --
Pakistan
 Telecommunica-
 tions Company Ltd.
 Vouchers 144A
 (b)(d)(c)            PAK                72,953      12,073,722         1.7
  TELEPHONE NETWORKS
Philippine Long
 Distance Tele-
 phone Company ADR
 (b)                  PHIL               96,100       5,477,700         0.8
  TELEPHONE-LONG DISTANCE
Lucky - Goldstar
 International
 Corporation          KOR               155,000       2,889,897         0.4
  WHOLESALE & INTERNATIONAL TRADE
Mesbla S.A.
 (Preferred)          BRZL           14,885,000       2,874,710         0.4
  RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 43

                        GT GLOBAL EMERGING MARKETS FUND

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Compania Peruana de
 Telefonos "B"             PERU       1,882,162      $2,619,766         0.4
  TELEPHONE NETWORKS
Grupo Situr, S.A.
 de C.V. "B"                MEX         840,000       2,545,455         0.4
  LEISURE & TOURISM
Keppel Corporation
 Ltd.                 SING              235,000       2,161,104         0.3
  TRANSPORTATION-SHIPPING
Daewoo Corporation    KOR                89,000       1,887,746         0.3
  WHOLESALE & INTERNATIONAL TRADE
PT Indonesia
 Satellite (Indo-
 sat) ADR (b)         INDO               26,500       1,040,125         0.1
  TELEPHONE NETWORKS
Compania de
 Telefonos de Chile
 ADR (b)              CHLE               10,300         969,488         0.1
  TELEPHONE NETWORKS
Gran Cadena de
 Almacenes
 Colombianos          COL               460,000         879,121         0.1
  RETAILERS-OTHER
Dusit Thani
 Corporation, Ltd.
 (Foreign)            THAI              389,620         469,045         0.1
  LEISURE & TOURISM
Indian Hotels         IND                 3,000          54,580          --
  LEISURE & TOURISM
                                                 --------------
                                                     86,691,732
                                                 --------------
Consumer Non-Durables (7.3%)
-----------------------------------------------
Panamerican
 Beverages, Inc.
 "A" (b)              MEX               419,400      14,416,875         2.0
  BEVERAGES-NON ALCOHOLIC
Coteminas S.A.
 (Preferred)          BRZL           27,440,000      11,703,940         1.7
  TEXTILES & APPAREL
South African
 Breweries Ltd.       S AFR             325,000       7,618,454         1.1
  BEVERAGES-ALCOHOLIC
San Miguel
 Corporation "B"      PHIL              800,000       4,354,839         0.6
  BEVERAGES-ALCOHOLIC
Cia. Souza Cruz
 Industria E
 Comercio S.A.        BRZL              379,426       3,596,455         0.5
  TOBACCO
Dhan Fibres Ltd.
 (c)                  PAK             6,114,000       2,899,052         0.4
  TEXTILES & APPAREL
PT Indo-Rama
 Synthetics
 (Foreign)            INDO              446,000       1,786,464         0.3
  TEXTILES & APPAREL
Hellenic Bottling
 Co., S.A.            GREC               53,370       1,657,582         0.2
  BEVERAGES-NON ALCOHOLIC
Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Mahavir Spinning
 (Rights)                   IND          67,858      $1,407,842         0.2
  TEXTILES & APPAREL
Dewan Salman Fibre
 Ltd. (c)                   PAK         200,000       1,111,838         0.2
  TEXTILES & APPAREL
Nishat Mills Ltd.
 (c)                  PAK               189,750         493,300         0.1
  TEXTILES & APPAREL
PT Gudang Garam
 (Foreign)            INDO               50,000         329,190          --
  TOBACCO
                                                 --------------
                                                     51,375,831
                                                 --------------
Energy (7.0%)
-----------------------------------------------
Centrais Electricas
 Brasileiras S.A. -
 Electrobras:         BRZL                   --              --         2.1
  ELECTRICAL & GAS UTILITIES
  Preferred B         --             34,699,900      13,279,701          --
  Common              --              2,099,900         818,563          --
  Preferred B New
   (c)                --              1,900,244         727,226          --
  Common New (c)      --                 72,949          28,436          --
Bolivian Power (b)    BOL               291,700       7,073,725         1.0
  ELECTRICAL & GAS UTILITIES
Sasol Ltd.            S AFR             754,100       6,675,948         0.9
  ENERGY SOURCES
Manila Electric
 Company (Meralco)
 "B"                  PHIL              469,340       6,623,750         0.9
  ELECTRICAL & GAS UTILITIES
C.A. La
 Electricidad de
 Caracas              VENZ            2,778,317       5,425,890         0.8
  ELECTRICAL & GAS UTILITIES
Yukong Ltd.:          KOR                    --              --         0.5
  ENERGY EQUIPMENT & SERVICES
  Common              --                 51,729       3,402,462          --
  New (c)             --                  3,113         177,258          --
Electricidad de
 Argentina 144A ADR
 (b)(d)               ARG               100,000       1,825,000         0.3
  ELECTRICAL & GAS UTILITIES
Shandong Huaneng
 Power Development
 Company Ltd. ADR
 (b)                  HK                161,200       1,732,900         0.2
  ELECTRICAL & GAS UTILITIES
Madras Refineries
 Limited              IND               199,500         875,559         0.1
  GAS PRODUCTION & DISTRIBUTION
Pakistan State Oil    PAK                60,000         867,233         0.1
  OIL
Dragon Oil PLC        UK             24,000,000         686,948         0.1
  OIL
                                                 --------------
                                                     50,220,599
                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 44

                        GT GLOBAL EMERGING MARKETS FUND

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Miscellaneous/Conglomerate (6.6%)
-----------------------------------------------
Grupo Carso, S.A.
 de C.V. "A1":              MEX              --              --         1.8
  CONGLOMERATE
  Common              --              1,130,000     $12,034,237          --
  144A ADR (b)(d)     --                 24,600         522,750          --
Malbak Limited        S AFR           1,600,000       7,481,297         1.1
  CONGLOMERATE
Straits Steamship
 Land Ltd.            SING            1,966,000       7,030,995         1.0
  CONGLOMERATE
BPL Limited           IND               624,200       4,582,381         0.6
  MISCELLANEOUS
Commercial Del
 Plata                ARG             1,226,080       4,135,612         0.6
  CONGLOMERATE
Desc Sociedad de
 Fomento
 Industrial, S.A.
 de C.V. "B"          MEX               419,000       3,100,991         0.4
  CONGLOMERATE
KEC International     IND               321,000       2,868,816         0.4
  MISCELLANEOUS
PT Putra Surya
 Perkasa (Foreign)    INDO            1,303,500       1,935,445         0.3
  MISCELLANEOUS
Grasim Industries
 Limited 144A GDR
 (b)(d)               IND                70,000       1,706,250         0.2
  CONGLOMERATE
Nicholas Piramel
 India Ltd.           IND                80,000       1,404,405         0.2
  MISCELLANEOUS
                                                 --------------
                                                     46,803,179
                                                 --------------
Capital Goods (5.9%)
-----------------------------------------------
Hindalco Industries
 Ltd. 144A GDR
 (b)(d)               IND               210,000       7,350,000         1.0
  INDUSTRIAL COMPONENTS
Empresas ICA
 Sociedad
 Controladora S.A.
 de C.V. ADR (b)      MEX               236,500       7,006,313         1.0
  CONSTRUCTION
Uniphone
 Telecommunica-
 tions Bhd.           MAL             2,037,500       4,985,076         0.7
  TELECOM EQUIPMENT
Leader Universal
 Holdings Bhd.        MAL               749,000       4,163,554         0.6
  INDUSTRIAL COMPONENTS
PT United Tractors
 (Local)              INDO            1,178,000       3,037,201         0.4
  MACHINERY & ENGINEERING
Gujarat Telephone
 Cable                IND             1,050,000       2,597,351         0.4
  TELECOM EQUIPMENT
Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Netas Telekomunik          TRKY              --              --         0.4
  TELECOM EQUIPMENT
  New (c)                    --       4,001,400      $1,422,299          --
  Common                     --       3,201,120       1,137,839          --
Samsung
 Construction
 Company                    KOR          41,410       1,885,204         0.3
  CONSTRUCTION
Taihan Electric
 Wire Company         KOR                38,421       1,239,075         0.2
  INDUSTRIAL COMPONENTS
Dong-Ah
 Construction
 Industrial Company   KOR                23,874       1,016,164         0.1
  CONSTRUCTION
PT Supreme Cable
 Manufac-
 turing (Foreign)     INDO              302,500       1,009,726         0.1
  INDUSTRIAL COMPONENTS
Kukdong
 Construction
 Company              KOR                53,930         991,910         0.1
  CONSTRUCTION
Hyundai Precision
 Industry Company     KOR                25,698         783,436         0.1
  MACHINERY & ENGINEERING
Kun Young
 Construction Corp.   KOR                36,000         761,905         0.1
  CONSTRUCTION
Samsung Engineering
 & Contruction New
 (c)                  KOR                15,931         703,506         0.1
  MACHINERY & ENGINEERING
Keppel Philippines
 Holdings "B"         PHIL              841,510         644,705         0.1
  MACHINERY & ENGINEERING
Grupo Mexicano de
 Desarrollo, S.A.
 "L" ADR (b)          MEX                31,810         644,153         0.1
  CONSTRUCTION
Lucky Develop-
 ment Company         KOR                    --              --         0.1
  CONSTRUCTION
  Common              --                 25,000         579,491          --
  New (c)             --                  4,376          98,391          --
Kepphil Shipyard
 Inc.                 PHIL              205,000          28,105          --
  MACHINERY & ENGINEERING
                                                 --------------
                                                     42,085,404
                                                 --------------
Consumer Durables (4.5%)
-----------------------------------------------
Samsung Electronics
 Co.                  KOR                    --              --         2.8
  CONSUMER ELECTRONICS
  Common              --                100,411      19,468,198          --
  New (c)             --                  3,778         732,498          --

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 45

                        GT GLOBAL EMERGING MARKETS FUND

Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Brasmotor S.A.
 (Preferred)               BRZL      11,340,000      $4,702,607         0.7
  APPLIANCES & HOUSEHOLD DURABLE
Tofas Turk Otomobil
 Fabrikasi 144A GDR
 (b)(d)                    TRKY         861,180       3,173,448         0.4
  AUTOMOBILES
Consorcio Grupo
 Dina, S.A. de C.V.
 ADR (b)              MEX               133,700       1,721,388         0.2
  AUTOMOBILES
Mando Machinery
 Corporation          KOR                20,000       1,493,575         0.2
  AUTO PARTS
Daewoo Electronics
 Company              KOR                79,264       1,318,071         0.2
  CONSUMER ELECTRONICS
Ciadea S.A.           ARG                    45             628          --
  AUTOMOBILES
                                                 --------------
                                                     32,610,413
                                                 --------------
Finance (4.0%)
-----------------------------------------------
City Developments
 Ltd.                 SING            2,310,000      13,611,376         1.9
  REAL ESTATE
Singapore Land Ltd.   SING              438,000       2,819,550         0.4
  REAL ESTATE
National Finance &
 Securities Public
 Co. (Foreign)        THAI              411,000       2,407,945         0.3
  SECURITIES BROKER
Hong Leong Finance
 Bhd. (Foreign)       MAL               630,000       2,403,270         0.3
  OTHER FINANCIAL
Phatra Thanakit Co.
 Ltd. (Foreign)       THAI              228,800       2,350,434         0.3
  INVESTMENT MANAGEMENT
Housing Development
 Finance Corp.        IND                24,320       2,134,695         0.3
  OTHER FINANCIAL
PT Lippo Land
 Development
 (Foreign)            INDO              618,250       1,053,188         0.1
  REAL ESTATE
Boo Kook Securities
 Co. (Preferred)      KOR                58,140         878,912         0.1
  SECURITIES BROKER
Tube Investment
 Ltd.                 IND               105,000         854,612         0.1
  OTHER FINANCIAL
Yu Hwa Security Co.
 (Preferred)          KOR                61,870         795,004         0.1
  SECURITIES BROKER
Equity                                               Market       % of Net
Investments            Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
Lucky Securities
 Company                    KOR          15,300        $481,204         0.1
  SECURITIES BROKER
                                                 --------------
                                                     29,790,190
                                                 --------------
Health Care (0.8%)
-----------------------------------------------
Ranbaxy
 Laboratories Ltd.    IND               225,200       4,708,139         0.7
  MEDICAL TECHNOLOGY & SUPPLIES
Core Parenterals
 (c)                  IND                29,400         365,975         0.1
  PHARMACEUTICALS
                                                 --------------
                                                      5,074,114
                                                 --------------
Telecom Technology (0.3%)
-----------------------------------------------
Himachal Telematics
 Ltd. (c)             IND               750,000       2,154,485         0.3
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Equity Investments
 (cost $454,369,105)...........................     556,741,806        78.5
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Fixed Income                        Principal
Investments           Currency       Amount
----------------------------------------------------------------------------
Government & Government Agency Obligations
 (2.5%)
-----------------------------------------------
Argentina (0.8%)
-----------------------------------------------
Republic of
 Argentina, FRB
 Bond, 6.5% due
 3/31/05 (f)          USD             7,500,000       5,442,188         0.8
Philippines (0%)
-----------------------------------------------
Republic of the
 Philippines, Par
 Bond Series B,
 5.25% due 12/1/17
 (g)                  USD               250,000         154,688          --
South Africa (0.7%)
-----------------------------------------------
Republic of South
 Africa, 11.5% due
 5/30/00              ZAL            23,000,000       4,703,815         0.7
Venezuela (1.0%)
-----------------------------------------------
Republic of
 Venezuela,           USD                    --              --         1.0
  Debt Conver-
   sion Bond, 5.75%
   due 12/18/07 (f)   --             10,000,000       4,837,500          --
  Par Bond Series
   A, 6.75% due
   3/31/20 (e)        --              5,000,000       2,381,250          --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Government & Government Agency
 Obligations
 (cost $19,317,336)............................      17,519,441         2.5
----------------------------------------------------------------------------
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 46

                        GT GLOBAL EMERGING MARKETS FUND

Fixed Income                        Principal        Market       % of Net
Investments           Currency       Amount          Value        Assets(a)
----------------------------------------------------------------------------
Corporate Bonds (1.0%)
-----------------------------------------------
India (0.6%)
-----------------------------------------------
Global Mark
 International
 Ltd., 3.5% due
 2/9/95 144A (d)      USD             3,000,000      $3,300,000         0.5
Gujarat Tele-
 phone Cable, 18%
 due 8/5/99           INR               550,000         526,652         0.1
Korea (0.4%)
-----------------------------------------------
Korea Development
 Bank, 6.75% due
 12/1/05              USD             3,000,000       2,536,500         0.4
Nigeria (0%)
-----------------------------------------------
Central Bank of
 Nigeria, Par Bond,
 5.5% due 11/15/20
 (g)(e)               USD               500,000         195,313          --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Corporate Bonds
 (cost $6,620,036).............................       6,558,465         1.0
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Purchased Bank Debt (0.2%)
-----------------------------------------------
Kingdom of Morocco,
 Tranche A Loan
 Agreement due
 1/1/09 (cost
 $1,077,060)          USD             2,000,000       1,423,750         0.2
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Fixed Income Investments
 (cost $27,014,432)............................      25,501,656         3.7
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Rights (3.7%)          Country       Shares
-----------------------------------------------
Phatra Thanakit Co.
 Ltd. (Foreign)
 Rights expire
 11/3/94 (c)               THAI       1,703,200      16,813,291         2.4
  INVESTMENT MANAGEMENT
National Finance &
 Securities
 (Foreign) Rights
 expire 1/11/95 (c)   THAI            1,233,000       5,986,878         0.8
  SECURITIES BROKER
TPI Polene Company
 Ltd. (Foreign)
 Rights expire
 11/15/94 (c)         THAI              290,025       3,025,943         0.4
  CHEMICALS
                                                     Market       % of Net
Rights                 Country       Shares          Value        Assets(a)
----------------------------------------------------------------------------
PT Lippo Land
 Development
 (Foreign) Rights
 expire 11/14/94
 (c)                       INDO       1,236,250        $683,011         0.1
  REAL ESTATE
Dragon Oil PLC
 Right expire
 11/4/94 (c)          UK                923,077           3,774          --
  OIL
Kun Young Con-
 struction Corp.
 Rights expire
 11/4/94 (c)          KOR                 8,388               0          --
  CONSTRUCTION
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Rights
 (cost $13,430,700)............................      26,512,897         3.7
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Warrants (0.1%)
-----------------------------------------------
Tata Engineering &
 Locomotive Co.
 Ltd. Wts expire
 8/3/96 (c) (cost
 $416,003)            IND               142,500         695,400         0.1
  AUTOMOBILES
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Short-Term Investments
--------------------------------
Repurchase Agreement (8.2%)
-----------------------------------------------
Dated October 31, 1994 with State Street Bank &
 Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $27,980,000 Federal Home Loan Mortgage
 Corporation Note, 8% due 1/1/23.(Market value
 $27,187,233, including accrued interest.)
 (cost $27,003,525)............................
                                                     27,003,525         3.8
Dated October 31, 1994 with State Street Bank &
 Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $22,450,000 First of America Mortgage Company
 Note, 5.576% due 10/1/22.(Market value
 $22,105,318, including accrued interest.)
 (cost $22,002,872)............................
                                                     22,002,872         3.1
Dated October 31, 1994 with State Street Bank &
 Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $9,085,000 Federal National

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 47

                        GT GLOBAL EMERGING MARKETS FUND

                                                     Market       % of Net
Short-Term Investments                               Value        Assets(a)
----------------------------------------------------------------------------
Mortgage Association Note, 5.4% due
 10/25/02.(Market value $8,944,183, including
 accrued interest.) (cost $8,900,162)..........
                                                     $8,900,162         1.3
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Short-Term Investments (cost
 $57,906,559)..................................      57,906,559         8.2
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                                                     Market       % of Net
Short-Term Investments                               Value        Assets(a)
----------------------------------------------------------------------------

Total Investments
 (cost $555,021,876)*..........................    $667,358,318        94.2
Other Assets Less Liabilities..................      41,252,751         5.8
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net Assets.....................................    $708,611,069       100.0

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $708,611,069.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e) Issued with detachable warrants or value recovery rights.The current market value of each warrant or right is zero.
(f) The coupon rate shown on floating rate note represents the rate at period end.
(g) The coupon rate shown on step-up coupon bond represents the rate at period end.

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
Wts -- Warrants
* For Federal income tax purposes, cost is $555,613,305 and appreciation (depreciation) of securities is as follows:
           Unrealized appreciation:    $ 136,993,872
           Unrealized depreciation:      (25,248,859)
                                       -------------
           Net unrealized
           appreciation:                 111,745,013
                                       -------------
                                       -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                                   Percentage of Net Assets(a)
                            --------------------------------------------------------------------------
                                            Fixed      Rights &
Country                       Equity       Income      Warrants    Short- Term     Other       Total
--------------------------  -----------  -----------  -----------  -----------  -----------  ---------
Argentina.................          0.9         0.8                                                1.7
Bolivia...................          1.0                                                            1.0
Brazil....................         13.3                                                           13.3
Chile.....................          0.1                                                            0.1
Colombia..................          0.8                                                            0.8
Greece....................          0.3                                                            0.3
Hong Kong.................          0.2                                                            0.2
India.....................          4.8         0.6          0.1                                   5.5
Indonesia.................          2.5                      0.1                                   2.6
Korea.....................         10.3         0.4                                               10.7
Malaysia..................          2.5                                                            2.5
Mexico....................         14.6                                                           14.6
Morocco...................                      0.2                                                0.2
Pakistan..................          3.2                                                            3.2
Peru......................          1.2                                                            1.2
Philippines...............          2.9                                                            2.9
South Africa..............          7.8         0.7                                                8.5
Singapore.................          4.0                                                            4.0
Thailand..................          6.0                      3.6                                   9.6
Turkey....................          1.2                                                            1.2
UK........................          0.1                                                            0.1
U.S.......................                                                 8.2          5.8       14.0
Venezuela.................          0.8         1.0                                                1.8
                                  ---         ---          ---           ---          ---    ---------
Total.....................         78.5         3.7          3.8           8.2          5.8      100.0
                                  ---         ---          ---           ---          ---    ---------
                                  ---         ---          ---           ---          ---    ---------

----------------
(a)  Percentages indicated are based on net assets of $708,611,069.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 48

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $555,021,876) (Note 1)....................................  $ 667,358,318
  U.S. currency..........................................................................
                                                                                           $       150
  Foreign currency (cost $12,411,264)....................................................
                                                                                            12,312,922     12,313,072
                                                                                           -----------
  Receivable for securities sold......................................................................     22,957,730
  Receivable for Fund shares sold.....................................................................      9,331,103
  Dividends and dividend withholding tax reclaims receivable..........................................        759,138
  Interest receivable.................................................................................        755,992
  Prepaid assets......................................................................................         76,394
  Cash held as collateral for securities loaned (Note 1)..............................................     16,637,500
                                                                                                        -------------
  Total assets........................................................................................    730,189,247
                                                                                                        -------------
Liabilities:
  Payable for securities purchased....................................................................      2,442,543
  Payable for Fund shares repurchased.................................................................      1,205,551
  Payable for investment management and administration fees (Note 2)..................................        570,798
  Payable for service and distribution expenses (Note 2)..............................................        409,967
  Payable for transfer agent fees (Note 2)............................................................        159,352
  Payable for professional fees.......................................................................         55,249
  Payable for custodian fees (Note 1).................................................................         31,429
  Payable for registration fees.......................................................................         31,362
  Payable for printing and postage expenses...........................................................         14,027
  Payable for Directors' fees (Note 2)................................................................          2,835
  Accrued expenses....................................................................................         17,565
  Collateral for securities loaned (Note 1)...........................................................     16,637,500
                                                                                                        -------------
  Total liabilities...................................................................................     21,578,178
                                                                                                        -------------
Net assets............................................................................................  $ 708,611,069
                                                                                                        -------------
                                                                                                        -------------
Class A:
Net asset value and redemption price per share
 ($417,321,830  DIVIDED BY 22,186,966 shares outstanding).............................................  $       18.81
                                                                                                        -------------
                                                                                                        -------------
Maximum offering price per share
 (100/95.25 of $18.81)*...............................................................................  $       19.75
                                                                                                        -------------
                                                                                                        -------------
Class B:+
Net asset value and offering price per share
 ($291,289,239  DIVIDED BY 15,593,963 shares outstanding).............................................  $       18.68
                                                                                                        -------------
                                                                                                        -------------
Net assets consist of:
  Paid in capital (Note 4)............................................................................  $ 569,916,241
  Accumulated net realized gain on investments and foreign currency conversions.......................     26,390,953
  Net unrealized appreciation of investments, dividends and dividend withholding tax reclaims
   receivable, interest receivable, securities purchased and sold and foreign currency conversions....    112,303,875
                                                                                                        -------------
  Total -- representing net assets applicable to capital shares outstanding...........................  $ 708,611,069
                                                                                                        -------------
                                                                                                        -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                  Statement of Additional Information Page 49

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income (net of foreign withholding tax of $887,782).........................................  $   6,870,774
  Interest income......................................................................................      2,502,516
                                                                                                         -------------
  Total investment income..............................................................................      9,373,290
                                                                                                         -------------
Expenses:
  Investment management and administration fees (Note 2)...............................................      4,702,869
  Service and distribution expenses: (Note 2)
    Class A..............................................................................  $  1,530,305
    Class B..............................................................................     1,762,845      3,293,150
                                                                                           ------------
  Transfer agent fees (Note 2).........................................................................      1,561,640
  Custodian fees (Note 1)..............................................................................        850,844
  Professional fees....................................................................................        131,130
  Registration fees....................................................................................        117,269
  Printing and postage expenses........................................................................         92,960
  Amortization of organizational expenses (Note 1).....................................................         29,985
  Directors' fees (Note 2).............................................................................          9,940
  Other................................................................................................          9,123
                                                                                                         -------------
    Total expenses.....................................................................................     10,798,910
                                                                                                         -------------
Net investment loss....................................................................................     (1,425,620)
                                                                                                         -------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized gain on investments.......................................................    45,679,995
  Net realized loss on foreign currency conversions......................................   (17,446,074)
                                                                                           ------------
  Net realized gain....................................................................................     28,233,921
  Change in unrealized appreciation of dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, and foreign currency
   conversions...........................................................................        34,245
  Change in unrealized appreciation of investments.......................................    81,938,011
                                                                                           ------------
  Net unrealized appreciation..........................................................................     81,972,256
                                                                                                         -------------
Net realized and unrealized gain on investments and foreign currencies.................................    110,206,177
                                                                                                         -------------
Net increase in net assets resulting from operations...................................................  $ 108,780,557
                                                                                                         -------------
                                                                                                         -------------

                  Statement of Additional Information Page 50

                        GT GLOBAL EMERGING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment income (loss).................................................................   $   (1,425,620)   $       52,511
  Net realized gain on investments and foreign currency conversions............................       28,233,921         5,905,500
  Change in unrealized appreciation (depreciation) of investments, dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, and
   foreign currency conversions................................................................       81,972,256        31,607,262
                                                                                                 ----------------  ----------------
  Net increase in net assets resulting from operations.........................................      108,780,557        37,565,273
                                                                                                 ----------------  ----------------
Class A:+
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................                0          (632,778)
  Net realized gains on investments............................................................       (4,115,024)                0
Class B:++
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................                0                 0
  Net realized gains on investments............................................................       (1,126,597)                0
Capital share transactions (Note 4):
  Increase from capital shares sold and reinvested.............................................      883,196,940       153,951,744
  Decrease from capital shares repurchased.....................................................     (498,150,727)      (55,415,883)
                                                                                                 ----------------  ----------------
  Net increase from capital share transactions.................................................      385,046,213        98,535,861
                                                                                                 ----------------  ----------------
Total increase in net assets...................................................................      488,585,149       135,468,356
Net assets:
  Beginning of year............................................................................      220,025,920        84,557,564
                                                                                                 ----------------  ----------------
  End of year..................................................................................   $  708,611,069*   $  220,025,920**
                                                                                                 ----------------
                                                                                                 ----------------  ----------------
                                                                                                                   ----------------

----------------

*   Including undistributed net investment income of $0.

**  Including undistributed net investment income of $(31,693).

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

                  Statement of Additional Information Page 51

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS A+
                                           ---------------------------------------------------------
                                                                                    MAY 18, 1992
                                                 YEAR ENDED OCTOBER 31,           (COMMENCEMENT OF
                                           -----------------------------------     OPERATIONS) TO
                                                 1994               1993          OCTOBER 31, 1992
                                           ----------------   ----------------   -------------------
Per Share Operating Performance:
Net asset value, beginning of period.....      $  14.42           $  11.10             $ 11.43
                                           ----------------   ----------------        --------
Income from investment operations:
  Net investment income (loss)...........         (0.02)              0.02*               0.07*
  Net realized and unrealized gain (loss)
   on investments........................          4.68               3.38               (0.40)
                                           ----------------   ----------------        --------
  Net increase (decrease) from investment
   operations............................          4.66               3.40               (0.33)
                                           ----------------   ----------------        --------
Distributions:
  Net investment income..................         (0.01)             (0.08)              (0.00)
  Net realized gain on investments.......         (0.26)             (0.00)              (0.00)
                                           ----------------   ----------------        --------
    Total distributions..................         (0.27)             (0.08)              (0.00)
                                           ----------------   ----------------        --------
Net asset value, end of period...........      $  18.81           $  14.42             $ 11.10
                                           ----------------   ----------------        --------
                                           ----------------   ----------------        --------
Total investment return (c)..............         32.58%              30.9%               (2.9)%(a)

Ratios and supplemental data:
Net assets, end of period (in 000's).....      $417,322           $187,808             $84,558
Ratio of net investment income (loss) to
 average net assets......................         (0.11)%              0.1%*               1.7%*(b)
Ratio of expenses to average net
 assets..................................          2.06%               2.4%*               2.4%*(b)
Portfolio turnover rate+++...............           100%                99%                 32%(b)


                                                        CLASS B++
                                           -----------------------------------
                                              YEAR ENDED      APRIL 1, 1993 TO
                                           OCTOBER 31, 1994   OCTOBER 31, 1993
                                           ----------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period.....      $  14.39           $ 11.47
                                           ----------------      --------
Income from investment operations:
  Net investment income (loss)...........         (0.12)             0.00**
  Net realized and unrealized gain (loss)
   on investments........................          4.67              2.92
                                           ----------------      --------
  Net increase (decrease) from investment
   operations............................          4.55              2.92
                                           ----------------      --------
Distributions:
  Net investment income..................         (0.00)            (0.00)
  Net realized gain on investments.......         (0.26)            (0.00)
                                           ----------------      --------
    Total distributions..................         (0.26)            (0.00)
                                           ----------------      --------
Net asset value, end of period...........      $  18.68           $ 14.39
                                           ----------------      --------
                                           ----------------      --------
Total investment return (c)..............         31.77%             25.5%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's).....      $291,289           $32,318
Ratio of net investment income (loss) to
 average net assets......................         (0.61)%            (0.4)%**(b)
Ratio of expenses to average net
 assets..................................          2.56%              2.9%**(b)
Portfolio turnover rate+++...............           100%               99%

----------------

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively (See Note 2).

** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02. Without such reimbursement, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76)% (See Note 2).

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

                  Statement of Additional Information Page 52

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including

                  Statement of Additional Information Page 53

                        GT GLOBAL EMERGING MARKETS FUND
accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(F)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $15,568,187 were on loan to brokers. The loans were secured by cash collateral of $16,637,500 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1994, the Fund received fees of $79,949 which were used to reduce the Fund's custodian fees.

(G)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(H)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $61,975. These expenses are being amortized on a straightline basis over a five-year period.

(J)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified. As of November 1, 1993, the cumulative effect of such differences totaling $31,693 was reclassified from accumulated net realized gains on investments to accumulated net investment loss. Net investment loss, net realized gain on investments and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed

                  Statement of Additional Information Page 54

                        GT GLOBAL EMERGING MARKETS FUND
markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $460,124 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of $433,744. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

                  Statement of Additional Information Page 55

                        GT GLOBAL EMERGING MARKETS FUND

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $728,291,850 and $439,206,871, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1994.

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                      YEAR ENDED                 YEAR ENDED
                                                                                   OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS A:
Shares sold.................................................................   31,738,988  $ 542,276,829   9,808,710  $ 123,536,904
Shares issued in connection with reinvestment of distributions..............      224,680      3,671,269      45,800        489,150
                                                                              -----------  -------------  ----------  -------------
                                                                               31,963,668    545,948,098   9,854,510    124,026,054
Shares repurchased..........................................................  (22,802,389)  (390,541,648) (4,443,274)   (55,156,891)
                                                                              -----------  -------------  ----------  -------------
Net increase................................................................    9,161,279  $ 155,406,450   5,411,236  $  68,869,163
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------

                                                                                                                APRIL 1, 1993
                                                                                      YEAR ENDED                     TO
                                                                                   OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS B:
Shares sold.................................................................   19,746,670  $ 336,338,827   2,257,605  $  29,925,689
Shares issued in connection with reinvestment of distributions..............       55,761        910,015           0              0
                                                                              -----------  -------------  ----------  -------------
                                                                               19,802,431    337,248,842   2,257,605     29,925,689
Shares repurchased..........................................................   (6,446,858)  (107,609,079)    (19,215)      (258,992)
                                                                              -----------  -------------  ----------  -------------
Net increase................................................................   13,355,573  $ 229,639,763   2,238,390  $  29,666,697
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------

                  Statement of Additional Information Page 56

                        GT GLOBAL EMERGING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                              MAY 18, 1992
                                                                                       YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                                                                                    OCTOBER 31, 1993       TO OCTOBER 31, 1992
                                                                                    ----------------  -----------------------------
Increase in net assets
Operations:
  Net investment income...........................................................   $       52,511         $         548,573
  Net realized gain (loss) on investments and foreign currency conversions........        5,905,500                (1,045,522)
  Unrealized appreciation (depreciation) of dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, and
   foreign currency...............................................................          (75,090)                    8,278
  Unrealized appreciation (depreciation) of investments...........................       31,682,352                (1,283,921)
                                                                                    ----------------          ---------------
  Net increase (decrease) in net assets resulting from operations.................       37,565,273                (1,772,592)
                                                                                    ----------------          ---------------
Class A+
Distributions to shareholders from (Note 1):
  Net investment income...........................................................         (632,778)                       (0)
Capital share transactions (Note 4):
  Increase from capital shares sold and reinvested................................      153,951,744               100,469,194
  Decrease from capital shares repurchased........................................      (55,415,883)              (14,239,038)
                                                                                    ----------------          ---------------
Net increase from capital share transactions......................................       98,535,861                86,230,156
                                                                                    ----------------          ---------------
Total increase in net assets......................................................      135,468,356                84,457,564
Net assets:
  Beginning of year...............................................................       84,557,564                   100,000
                                                                                    ----------------          ---------------
  End of year.....................................................................   $  220,025,920         $      84,557,564
                                                                                    ----------------          ---------------
                                                                                    ----------------          ---------------

--------------

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares. Commencing April 1, 1993, the Fund began offering Class B shares. There were no Class B distributions made to Class B shareholders for the seven month period ended October 31, 1993.

                  Statement of Additional Information Page 57

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                     CLASS B+                          CLASS A++
                                                                 ----------------   -----------------------------------------------
                                                                  APRIL 1, 1993                                MAY 18, 1992
                                                                        TO             YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                                 OCTOBER 31, 1993   OCTOBER 31, 1993       TO OCTOBER 31, 1992
                                                                 ----------------   ----------------   ----------------------------
Per share operating performance:
Net asset value, beginning of year.............................      $ 11.47            $  11.10                 $ 11.43
                                                                    --------        ----------------            --------
Net investment income..........................................         0.00**              0.02*                   0.07*
Net realized and unrealized gain (loss) on investments.........         2.92                3.38                   (0.40)
                                                                    --------        ----------------            --------
Net increase (decrease) in net asset value resulting from
  investment operations........................................         2.92                3.40                   (0.33)
                                                                    --------        ----------------            --------
Distributions:
  Net investment income........................................        (0.00)              (0.08)                  (0.00)
                                                                    --------        ----------------            --------
    Total distributions........................................        (0.00)              (0.08)                  (0.00)
                                                                    --------        ----------------            --------
Net asset value, end of year...................................      $ 14.39            $  14.42                 $ 11.10
                                                                    --------        ----------------            --------
                                                                    --------        ----------------            --------
Total investment return........................................         25.5%(a)            30.9%                   (2.9)%(a)
                                                                    --------        ----------------            --------
                                                                    --------        ----------------            --------

Ratios and supplemental data:
Net assets, end of year (in 000's).............................      $32,218            $187,808                 $84,558
Ratio of net investment income to average net assets...........         (0.4)%**(b)          0.1%*                   1.7%*(b)
Ratio of expenses to average net assets........................          2.9%**(b)           2.4%*                   2.4%*(b)
Portfolio turnover rate +++....................................           99%                 99%                     32%(b)

--------------

+   Commencing April 1, 1993, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by G.T. Capital Management, Inc. of Fund Class A shares operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992. Without such reimbursement, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, respectively (See Note 2).

** Includes reimbursement by G.T. Capital Management, Inc. of Fund Class B shares operating expenses of $0.02. Without such reimbursement, the expense ratio would have been 3.11% and the ratio of net investment income to average net assets would have been (0.8)% (See Note 2).

(a) Not annualized

(b) Annualized.

                  Statement of Additional Information Page 58

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 59

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 60

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 61

                        GT GLOBAL EMERGING MARKETS FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity for U.S. investors by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Invests in global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in a portfolio of emerging market debt securities

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

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  NO  DEALER,  SALESMAN  OR  OTHER  PERSON HAS  BEEN  AUTHORIZED  TO  GIVE ANY
  INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF
  ADDITIONAL  INFORMATION  AND,  IF  GIVEN   OR  MADE,  SUCH  INFORMATION   OR
  REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GT GLOBAL EMERGING MARKETS FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      EMESA601MC